As filed with the Securities and Exchange Commission on January 22, 2019

File No.:  333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

VICTORY PORTFOLIOS II

(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Christopher K. Dyer Victory Portfolios II 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Jay G. Baris Shearman & Sterling LLP 599 Lexington Avenue New York, New York, 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on February 21, 2019, pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, no par value.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

9800 Fredericksburg Road
San Antonio, TX 78288-0227

February [ ], 2019

Dear Shareholder:

We are writing to ask for your vote on proposals that will be presented at a special meeting (together with any postponements or adjournments thereof, the “Meeting”) of the shareholders of the following series (each a “Fund” or an “Acquired Fund”) of USAA ETF Trust (the “Trust”):

•                  USAA MSCI USA Value Momentum Blend Index ETF;

•                  USAA MSCI USA Small Cap Value Momentum Blend Index ETF;

•                  USAA MSCI International Value Momentum Blend Index ETF;

•                  USAA MSCI Emerging Markets Value Momentum Blend Index ETF;

•                  USAA Core Short-Term Bond ETF; and

•                  USAA Core Intermediate-Term Bond ETF.

The Meeting will be held in Eagle Hall, Room A in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on April 18, 2019, at 11:30 a.m., Central time.

At the Meeting, shareholders of each Fund will be asked to approve of a proposed Agreement and Plan of Reorganization (the “Agreement”) under which each Fund will reorganize into a newly created corresponding series of Victory Portfolios II (each a “Victory Fund” or an “Acquiring Fund”), a registered investment company advised by Victory Capital Management Inc. (“Victory Capital”), as set forth below (the “Reorganizations”):

Acquired Fund	Acquiring Fund
USAA MSCI USA Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Value Momentum ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF	VictoryShares USAA MSCI International Value Momentum ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF

The Meeting also will be called for the purpose of transacting other business that may properly come before the Meeting.

If the Agreement is approved by shareholders, the Reorganizations are expected to be completed during the second quarter of 2019, and shareholders of each Fund will receive shares of the corresponding Victory Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund. You will not incur any sales charges in connection with the Reorganizations.

The proposed Reorganizations are part of the larger plans to integrate the advisory businesses of USAA Asset Management Company (“AMCO”) and Victory Capital in connection with the sale of AMCO, each Fund’s current investment adviser, to Victory Capital’s parent company, Victory Capital Holdings, Inc. (“Victory Holdings”), an independent financial services holding company (the “Transaction”). The Reorganizations are proposed to close at approximately the same time as the Transaction. The closing of the Transaction is expected to occur during the second quarter of 2019, subject to customary closing conditions and the consent of clients (including the shareholders of the Funds) representing a certain level of AMCO’s revenue as of a recent date. The Transaction and proposed Reorganizations are not expected to result in any changes to the Funds’ respective investment objectives and principal investment strategies or the day-to-day investment management of the Funds. Upon the closing of the Transaction, many of the investment professionals and other key employees of AMCO are expected to become employees of Victory Capital and will continue to service the Acquiring Funds. We are asking you to approve the Agreement for the Funds so that Victory Capital can provide advisory services to the Funds without interruption.

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that each Fund and its shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a direct result of a Reorganization, as described in more detail in the enclosed Combined Proxy Statement and Prospectus.

After careful consideration of the proposals, the Board of Trustees of the Trust determined that the proposed Reorganizations, as set forth in the Agreement and described in the accompanying materials, are in the best interests of each Fund and its shareholders, and recommends that shareholders of the Funds vote FOR the Reorganizations for which he or she is eligible to vote.

Formal notice of the Meeting is set forth in the enclosed Notice of Special Meeting of Shareholders. Details of the proposed Agreement, the voting process, and the Meeting are set forth in the enclosed Combined Proxy Statement and Prospectus, which you should read carefully. Your vote is extremely important regardless of the number of shares you own, so we ask that you please read the enclosed materials and submit your vote. You may vote online at proxyvote.com or at the number listed on the enclosed proxy card. Should you wish to vote by mail, you can do so by returning the enclosed proxy card. Just follow the instructions on your proxy card, sign and date the card, and send the card back to us. If you have questions, please call USAA Investments at (800-531-1235. It is important that your vote be received no later than April 17, 2019. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

[insert signature]	[insert signature]

Brooks Englehardt	Robert L. Mason, Ph.D.
President	Chairman of the Board of Trustees of
USAA Asset Management Company	USAA ETF Trust

Enclosures
xxxxx-0219

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone, or online via the Internet as indicated on the enclosed proxy card(s). If you own shares of more than one Fund, you will receive a proxy card for each Fund in which you own shares. Please vote each proxy card. If voting by mail, you are requested to:

•                                          Indicate your instructions on the proxy card(s);

•                                          Date and sign the proxy card(s);

•                                          Mail the proxy card(s) promptly in the enclosed postage-paid envelope; and

•                                          Allow sufficient time for the proxy card(s) to be received by 11:59 p.m., Central time, on April 17, 2019. (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)

If you sign, date, and return the proxy card(s) but give no voting instructions for any proposal(s), the proxies will vote “FOR” such proposal. To avoid the additional expense of further solicitations, the Funds ask your cooperation in mailing your proxy card(s) immediately.

As an alternative to voting by mail, you may vote by telephone or online via the internet, as follows:

To vote by telephone:	To vote online via the Internet:
(i) Read the Proxy Statement and have your proxy card(s) at hand.	(i) Read the Proxy Statement and have your proxy card(s) at hand.
(ii) Call the toll-free number that appears on your proxy card(s). (iii) Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.	(ii) Go to the website that appears on your proxy card(s). (iii) Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.

The Funds encourage you to vote by telephone or online via the Internet using the control number(s) that appears on your enclosed proxy card(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals, the proxy materials or need assistance voting your shares, please contact USAA Investments toll-free at [(800) 531-1235]. If the Funds do not receive your vote after our original mailing, you may be contacted by [Broadridge], the Funds’ proxy solicitor, in any case, to remind you to vote.

USAA ETF Trust

USAA MSCI USA Value Momentum Blend Index ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF USAA MSCI International Value Momentum Blend Index ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF
USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF

9800 Fredericksburg Road
San Antonio, TX 78288-0227

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 18, 2019

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of each series of the USAA ETF Trust (the “Trust”) will be held in Eagle Hall, Room A, in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on Thursday, April 18, 2019, at 11:30 a.m., Central time (together with any postponements or adjournments thereof, the “Meeting”). The Meeting will be held on behalf of each of the Trust’s series listed above (each, an “Acquired Fund,” and collectively, the “Acquired Funds”). At the Meeting, with respect to each Acquired Fund, shareholders of that Acquired Fund will consider and vote on the following proposal:

•                To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among the USAA ETF Trust, on behalf of the Acquired Fund, Victory Portfolios II, on behalf of the corresponding fund indicated below (each, an “Acquiring Fund”), USAA Asset Management Company, and Victory Capital Management Inc.

•                To transact other business that may properly come before the Meeting.

The proposal to approve the Agreement will be deemed to be a separate proposal with respect to each Acquired Fund. Accordingly, shareholders of each Acquired Fund will vote separately on the proposal to reorganize it into the corresponding Acquiring Fund pursuant to the Agreement as shown below:

Acquired Fund	Acquiring Fund
USAA MSCI USA Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Value Momentum ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF	VictoryShares USAA MSCI International Value Momentum ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF

FAQ-2

USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF

Shareholders of record of the Acquired Funds at the close of business on February [22], 2019, are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares of the Acquired Funds on the date of the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

The proposal is discussed in detail in the Combined Proxy Statement and Prospectus attached to this notice. Please read these materials carefully for information concerning the proposal. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY. FOR YOUR CONVENIENCE, YOU ALSO MAY VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

By Order of the Board of Trustees of
USAA ETF Trust

[insert signature]

Sonia Kurian

Secretary

February [    ], 2019
San Antonio, Texas

FAQ-3

USAA ETF Trust

USAA MSCI USA Value Momentum Blend Index ETF

USAA MSCI USA Small Cap Value Momentum Blend Index ETF

USAA MSCI International Value Momentum Blend Index ETF

USAA MSCI Emerging Markets Value Momentum Blend Index ETF

USAA Core Short-Term Bond ETF

USAA Core Intermediate-Term Bond ETF

9800 Fredericksburg Road

San Antonio, Texas 78288-0227

QUESTIONS AND ANSWERS

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to vote?

As announced on November 6, 2018, the parent company of Victory Capital Management Inc. (“Victory Capital”) has entered into an agreement to acquire USAA Asset Management Company (“AMCO”) from USAA Investment Corporation, a subsidiary of United Services Automobile Association (the “Transaction”). AMCO is the investment adviser to each series of the USAA ETF Trust listed above (each, an “Acquired Fund” and together, the “Acquired Funds”). The fund reorganizations detailed in the enclosed materials are being proposed as part of the plans to integrate the investment advisory businesses of AMCO and Victory Capital in connection with the Transaction.

Like other investment funds, exchange-traded funds (“ETFs”) such as the Acquired Funds are required to seek shareholder approval for certain kinds of transactions, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. As a shareholder of one or more of the Acquired Funds, you are being asked to vote on the reorganization (the “Reorganization”) of each of your Acquired Funds into corresponding series of Victory Portfolios II (each an “Acquiring Fund” and together, the “Acquiring Funds”).

Q: What is a fund reorganization?

A fund reorganization involves one fund (an “acquired fund”) transferring all of its assets to another fund (an “acquiring fund”) in exchange for shares of the acquiring fund and the acquiring fund’s assumption of the acquired fund’s liabilities. Following the fund reorganization, shareholders of an acquired fund will be shareholders of the corresponding acquiring fund and will hold the same aggregate value of shares of the acquiring fund as they held in the acquired fund prior to the reorganization.

Q: Is my vote important?

Yes, absolutely! While the Board of Trustees (the “Board”) of the USAA ETF Trust has carefully reviewed the proposed reorganization for your Acquired Fund and recommends that you approve it, the proposal cannot go forward without the approval of shareholders of your Acquired Fund. Each Acquired Fund will continue to contact shareholders asking them to vote at least until a quorum is reached in order for a vote on the proposal to be taken.

Q: What is the proposed reorganization of my USAA Fund?

You are being asked to vote on the Reorganization of each Acquired Fund of which you are a shareholder into the corresponding Acquiring Fund, as noted in the table below:

Acquired Fund	Acquiring Fund
USAA MSCI USA Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Value Momentum ETF

FAQ-4

Acquired Fund	Acquiring Fund
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF	VictoryShares USAA MSCI International Value Momentum ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF

If shareholders of your Acquired Fund approve the Reorganization and the other closing conditions are met, your shares of the Acquired Fund will, in effect, be converted into the shares of the corresponding Acquiring Fund with the same aggregate net asset value as your Acquired Fund shares at the time of the Reorganization. The number and value of Acquiring Fund shares you will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares you held immediately prior to the Reorganization.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q: How will the Reorganizations benefit the Acquired Funds and their shareholders?

Each of the Board of the USAA ETF Trust, Victory Capital and AMCO believe the Reorganizations will benefit the Acquired Funds and their shareholders by offering them, among other things:

•                the expertise of Victory Capital’s portfolio management personnel, some of whom currently manage the Acquired Funds as employees of AMCO, who are expected to provide at least the same level and quality of service to the Acquiring Funds as are provided to the Acquired Funds today;

•                anticipated total operating expenses that, on a net basis under a contractual expense limitation agreement with Victory Capital, are expected to be equal to or lower than the Acquired Funds’ current operating expenses for at least two years following the closing of the Reorganizations, although an Acquiring Fund may experience higher net operating expenses after that date unless the expense limitation agreement is continued;

•                opportunities for increased asset growth and economies of scale, over the long-term, as a result of the combined distribution capabilities of the new organization; and

•                the ability to spread certain fixed costs over a larger combined asset base with the ETFs currently advised by Victory Capital (the “VictoryShares ETFs”) and other Victory Capital-advised funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term.

Q: Are there any changes to the Acquired Funds’ investment objectives and principal investment strategies or other significant differences in the management of the Acquired Funds and the Acquiring Funds?

No. After the Reorganizations, Victory Capital intends to manage the Acquiring Funds in accordance with identical investment objectives and principal investment strategies that currently apply to each Acquired Fund.

The investment advisory services to be provided by Victory Capital to the Acquiring Funds under the Acquiring Funds’ investment advisory agreement are comparable to the investment advisory services provided by AMCO to the Acquired Funds under the Acquired Funds’ investment advisory agreement. Under these agreements, Victory Capital and AMCO each may retain the services of an investment sub-adviser provided certain conditions are met. Currently, AMCO has retained an investment sub-adviser to manage the USAA MSCI USA Value Momentum Blend Index ETF, USAA MSCI USA Small Cap Value Momentum Blend Index ETF, USAA MSCI International

FAQ-5

Value Momentum Blend Index ETF, and USAA MSCI Emerging Markets Value Momentum Blend Index ETF (each an “Acquired Index Fund”). Victory Capital does not currently intend to engage any sub-adviser for any of the Acquiring Funds. Please see the section entitled “Comparison of Acquired Funds and Acquiring Funds — Manager of Managers Structure” in the proxy statement/prospectus for more information.

Q: Will there be any changes to the Acquired Funds’ portfolio management teams as a result of the Reorganizations?

Yes, for the Acquired Index Funds, Victory Capital portfolio management personnel will be responsible for the day-to-day management of the corresponding Acquiring Funds (each an “Acquiring Index Fund” and together with the Acquired Index Funds, the “Index Funds”) after the Reorganizations in replacement of the current team employed by an investment sub-adviser. Victory Capital’s personnel will manage the Acquiring Index Funds together with the portfolio managers from AMCO who also currently manage the Acquired Index Funds and are expected to become employees of Victory Capital following the Reorganizations.

No change is contemplated to the portfolio management personnel that currently manage the USAA Core Short-Term Bond ETF and USAA Core Intermediate-Term Bond ETF (each an “Acquired Bond Fund”), who are expected to continue managing the corresponding Acquiring Funds after the Reorganizations as employees of Victory Capital.

Q: Will there be any changes in the shares I own in connection with the Reorganization?

As a result of the Reorganizations, shareholders of each Acquired Fund will become owners of the same number of shares of the Acquiring Fund with the same value as the shares of the Acquired Fund that they held prior to the Reorganizations.

Q: Are there direct costs or tax consequences of the Reorganizations?

No. The direct costs associated with the Reorganizations will be borne by Victory Capital and AMCO and not by the shareholders of the Acquired Funds or the Acquiring Funds. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that each Acquired Fund and its shareholders will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.”  To the extent that any portfolio holdings of an Acquired Fund are sold or a derivatives position is closed in connection with its Reorganization, an Acquired Fund would incur transaction costs and shareholders may receive a taxable distribution of gains. An Acquiring Fund also may incur transaction costs if it purchases similar portfolio holdings or enters into new derivatives positions immediately following the Reorganization that it had to sell or close prior to the Reorganization. However, it is not anticipated that the amount of such transaction costs incurred, if any, will be significant to any Fund or that sales of portfolio securities resulting in taxable distributions of gains to shareholders will be significant.

Q: If approved, when will the Reorganizations happen?

The Reorganizations are subject to shareholder approval and closing of the Transaction between AMCO and Victory Capital. The closing of the Transaction is subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing a certain level of AMCO’s revenue as of a recent date. The Transaction is expected to occur during the second quarter of 2019, and the Reorganizations are proposed to close at approximately the same time as the close of the Transaction.

Q: How else will the Reorganizations affect me?

The Reorganizations will affect other types of services currently provided to each Acquired Fund. Foreside Fund Services, LLC (“Foreside”) will be the principal underwriter of the Acquiring Funds’ shares; USAA Investment Management Company currently serves as the principal underwriter of the Acquired Funds’ shares. The Acquiring Funds will engage Citibank, N.A. (“Citibank”) as the Acquiring Funds’ custodian and transfer agent; State Street Bank and Trust Company (“State Street”) currently serves as the custodian and transfer agent for the Acquired Funds.

FAQ-6

Each Reorganization will result in the assets of each Acquired Fund being moved from the USAA ETF Trust, which is a Delaware statutory trust, to the corresponding Acquiring Fund, each a series of Victory Portfolios II, which is also a Delaware statutory trust. As a result of the Reorganization, each Acquiring Fund will operate under the supervision of Victory Portfolios II’s Board of Trustees. Please refer to the Exhibit E to the combined proxy statement/prospectus for more information about the differences between the organization of the USAA ETF Trust and Victory Portfolios II.

Q: What will happen if a Reorganization is not approved?

Approval of one Reorganization is not conditioned upon the approval of any other Reorganization, but the closing of each Reorganization is conditioned upon closing of the Transaction between AMCO and Victory Capital. Since the Transaction is conditioned upon, among other things, obtaining the consent of clients (including the Acquired Funds) representing a certain level of AMCO’s revenue as of a recent date, even if an Acquired Fund’s shareholders approve a Reorganization, the Transaction and the Reorganization may not close. Such closing will depend on enough shareholders of other Acquired Funds and other AMCO advisory clients approving the actions required of them in connection with the Transaction. If the Transaction does not close, none of the Reorganizations will take place and the Acquired Funds will continue to operate with AMCO as their investment adviser.

If the shareholders of an Acquired Fund have not approved the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with AMCO will terminate by its terms and in accordance with the Investment Company Act of 1940. At that point, the Board of the USAA ETF Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) approval of an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Acquired Fund(s).

For a summary of the Board’s considerations in evaluating the Reorganizations, please see the accompanying combined proxy statement/prospectus.

Q: How can I vote?

You can vote in one of four ways:

•                By telephone (call the toll free number listed on your proxy card)

•                By internet (log on to the internet site listed on your proxy card)

•                By mail (using the enclosed postage prepaid envelope)

•                In person at the shareholder meeting scheduled to occur in Eagle Hall, Room A, in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on April 18, 2019, at 11:30 a.m., Central time

The deadline for voting by telephone or internet is 11:59 p.m. on [April 17], 2019. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about voting procedures, please call USAA Investments toll-free at (800) 531-1235. You may obtain a copy of the Acquired Funds’ annual report for the fiscal year ended August 31, 2018, without charge. Please direct any such requests by telephone to [(800)

FAQ-7

581-1235], by writing to USAA Asset Management Company at 9800 Fredericksburg Road, San Antonio, TX 78288-0227 or by downloading from www.[usaa].com.

FAQ-8

COMBINED PROXY STATEMENT AND PROSPECTUS

[    ], 2019

USAA ETF Trust

USAA MSCI USA Value Momentum Blend Index ETF

USAA MSCI USA Small Cap Value Momentum Blend Index ETF

USAA MSCI International Value Momentum Blend Index ETF

USAA MSCI Emerging Markets Value Momentum Blend Index ETF

USAA Core Short-Term Bond ETF

USAA Core Intermediate-Term Bond ETF

(Each of the above funds, an “Acquired Fund”)

Victory Portfolios II

VictoryShares USAA MSCI USA Value Momentum ETF

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

VictoryShares USAA MSCI International Value Momentum ETF

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

VictoryShares USAA Core Short-Term Bond ETF

VictoryShares USAA Core Intermediate-Term Bond ETF

(Each of the above funds, an “Acquiring Fund”)

This document is a proxy statement for each Acquired Fund and a prospectus for each Acquiring Fund. The address and telephone number of each Acquired Fund is c/o USAA Asset Management Company 9800 Fredericksburg Road, San Antonio, TX 78288-0227, and 800) 531-USAA (8722). The address and telephone number of each Acquiring Fund is c/o Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, and 1-866-376-7890. This combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders of each Acquired Fund beginning on or about [    ], 2019. This combined proxy statement/prospectus contains information you should know before voting on the following proposal with respect to your Acquired Fund. You should read this document carefully and retain it for future reference.

At the Meeting (as defined below), with respect to each Acquired Fund, shareholders of that Acquired Fund will consider and vote on the following proposal:

•                  To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among the USAA ETF Trust, on behalf of each Acquired Fund, Victory Portfolios II, on behalf of each corresponding Acquiring Fund, USAA Asset Management Company (“AMCO”), and Victory Capital Management Inc. (“Victory Capital”).

•                  To transact other business that may properly come before the Meeting.

The proposal to approve the Agreement will be deemed to be separate proposals with respect to each Acquired Fund. Accordingly, shareholders of the Acquired Funds will vote separately on the proposals to reorganize each Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement as shown below:

1

Acquired Fund	Acquiring Fund
USAA MSCI USA Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Value Momentum ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF	VictoryShares USAA MSCI International Value Momentum ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF

Each of the Acquired Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company.

The proposals will be considered by shareholders who owned shares of the Acquired Funds on February [22], 2019 at a meeting of shareholders (with any adjournment or postponement, the “Meeting”) that will be held in Eagle Hall, Room A, in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on April 18, 2019, at 11:30 a.m., Central time.

Although the Board of Trustees (the “Board”) of the USAA ETF Trust, after careful consideration, recommends that shareholders of each Acquired Fund approve the reorganization of such Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement (each a “Reorganization”), the final decision whether to approve the Reorganization is up to you. The Reorganization of each Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund. Accordingly, if shareholders of an Acquired Fund approve its Reorganization and all other conditions to closing of its Reorganization have been satisfied, it is expected that the Reorganization of such Acquired Fund will take place as described in this combined proxy statement/prospectus even if shareholders of another Acquired Fund do not approve their respective Reorganization. If shareholders of any Acquired Fund fail to approve its Reorganization, the Board will consider what other actions, if any, may be appropriate.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

USAA ETF Trust (SEC file no.: 333-219187)

•                  the prospectus of each Acquired Fund, dated December 21, 2018, as supplemented through the date of this combined proxy statement/prospectus;

•                  the Statement of Additional Information (“SAI”) of each Acquired Fund, dated December 21, 2018, as supplemented through the date of this combined proxy statement/prospectus; and

•                  the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the USAA ETF Trust for the fiscal year ended August 31, 2018.

Each Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call USAA Investments toll free at [(800) 531-1235].

Because each Acquiring Fund has not yet commenced operations as of the date of this combined proxy statement/prospectus, no annual or semi-annual report is available for the Acquiring Funds at this time.

2

Additional information contained in a SAI relating to this combined proxy statement/prospectus, as required by the SEC, is on file with the SEC. The SAI is also available without charge, upon request by calling the toll-free number set forth above for AMCO or by writing to AMCO at the address set forth above. The SAI, dated [    ], 2019, is incorporated by reference into this proxy statement/prospectus.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy statement/prospectus materials and other information with the SEC. These reports, proxy statement/prospectus materials and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not deposits of, are not federally insured, are not guaranteed by USAA Federal Savings Bank, or any other bank, or government agency and may lose value. There is no assurance that any Fund will achieve its investment objective.

As with all registered funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

SUMMARY OF REORGANIZATION PROPOSALS	1

How Each Reorganization Will Work	1

Comparison of Acquired Funds and Acquiring Funds	1

Tax Consequences	2

COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS	3

1. Reorganization of USAA MSCI USA Value Momentum Blend Index ETF into VictoryShares USAA MSCI USA Value Momentum ETF	4

Comparison of Current and Pro Forma Expenses	4

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	5

Comparison of Investment Management Team	6

Comparison of Performance	7

2. Reorganization of USAA MSCI USA Small Cap Value Momentum Blend Index ETF into VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	8

Comparison of Current and Pro Forma Expenses	8

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	9

Comparison of Investment Management Team	10

Comparison of Performance	11

3. Reorganization of USAA MSCI International Value Momentum Blend Index ETF into VictoryShares USAA MSCI International Value Momentum ETF	12

Comparison of Current and Pro Forma Expenses	12

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	13

Comparison of Investment Management Team	15

Comparison of Performance	15

4. Reorganization of USAA MSCI Emerging Markets Value Momentum Blend Index ETF into VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	16

Comparison of Current and Pro Forma Expenses	16

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	17

Comparison of Investment Management Team	19

Comparison of Performance	19

5. Reorganization of USAA Core Short-Term Bond ETF into VictoryShares USAA Core Short-Term Bond ETF	20

Comparison of Current and Pro Forma Expenses	20

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	21

Comparison of Investment Management Team	22

Comparison of Performance	23

6. Reorganization of USAA Core Intermediate-Term Bond ETF into VictoryShares USAA Core Intermediate -Term Bond ETF	24

Comparison of Current and Pro Forma Expenses	24

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	25

Comparison of Investment Management Team	26

Comparison of Performance	26

Principal Risks	27

Purchases and Sales of Fund Shares and Other Fund Policies	28

Jurisdiction of Organization	28

Terms of Each Reorganization	28

Conditions to Closing Each Reorganization	29

Termination of the Agreement	29

Tax Status of the Reorganizations	29

Board Deliberations Regarding the Proposals	31

Board Recommendation and Required Vote	34

Agreement Between USAA and Victory Capital Regarding the Reorganizations	35

Comparison of Investment Advisers and Investment Advisory Fees	35

Manager of Managers Structure	37

Comparison of Other Principal Service Providers	37

CAPITALIZATION AND OWNERSHIP OF FUND SHARES	41

Capitalization of Acquired Funds and Acquiring Funds	41

Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund*	41

Interest of Certain Persons in the Reorganizations	41

Acquired Funds	41

Acquiring Funds	42

Financial Highlights	42

Acquired Funds	42

Acquiring Funds	42

EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	B-1

EXHIBIT C PRINCIPAL RISKS	C-1

EXHIBIT D INDEX PROVIDER INFORMATION AND DISCLAIMERS	D-1

EXHIBIT E COMPARISON OF ORGANIZATIONAL DOCUMENTS	E-1

EXHIBIT F PRINCIPAL HOLDERS	F-1

EXHIBIT G FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS	G-1

SUMMARY OF REORGANIZATION PROPOSALS

This combined proxy statement/prospectus is being used by each Acquired Fund to solicit proxies to vote at the Meeting. Shareholders of each Acquired Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Acquired Fund into the corresponding Acquiring Fund. A form of the Agreement is included at Exhibit A.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should carefully read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

If approved by shareholders and all other closing conditions have been satisfied:

•                  Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Acquired Fund’s business) in exchange solely for shares of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities.

•                  Each Acquiring Fund will issue shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Acquired Fund. The number and value of Acquiring Fund shares each Acquired Fund shareholder will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization. Securities held by each Acquired Fund for which no market quotation is readily available will be fair valued in good faith in a manner consistent with the Acquiring Fund’s and Acquired Fund’s valuation guidelines, which will be identical, at the time of the Reorganization.

•                  The direct costs associated with the Reorganizations will be borne by Victory Capital and AMCO and not by the shareholders of the Funds.

•                  Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss for federal income tax purposes as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.”  The Acquired Funds and the Acquiring Funds will receive an opinion from tax counsel to the Acquiring Funds confirming such tax treatment.

•                  After a Reorganization is completed, Acquired Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Acquired Fund will be dissolved.

•                  No sales loads, commissions, or other transactional fees will be charged to the Acquired Funds’ shareholders in connection with the Reorganizations.

Comparison of Acquired Funds and Acquiring Funds

•                  Each Acquired Fund and its corresponding Acquiring Fund share identical investment objectives, principal investment strategies, and principal risks. Importantly, following the Reorganizations:

•                  The Acquiring Index Funds will continue to operate as passive, index-based ETFs tracking the same index sponsored by MSCI, Inc. For additional information about MSCI, Inc. please see Exhibit D — “Index Provider Information and Disclaimers.”

•                  Each of the VictoryShares USAA Core Short-Term Bond ETF and VictoryShares USAA Core Intermediate-Term Bond ETF (the “Bond Funds”) will continue to operate as active ETFs.

•                  The Acquired Funds and the Acquiring Funds will have the same policies with respect to dividends and distributions.

•                  The Acquired Funds and the Acquiring Funds will have the same tax treatment of distributions.

•                  Fund distributions generally are taxable to the shareholder as ordinary income or capital gains, unless the shareholder is investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the shareholder generally will be taxed only upon withdrawal of monies from the arrangement.

•                  With respect to each Acquiring Fund, the advisory fee will be identical to the advisory fee applicable to the corresponding Acquired Fund.

•                  Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a two-year period following the Reorganization, such Fund’s total net expenses will not exceed the levels that apply under AMCO’s current contractual expense limitation in place for the Acquired Funds. Following that two-year period, an Acquiring Fund’s total net expenses may increase if the Victory Capital expense limitation agreement is not renewed.

•                  The structure of certain of the Acquiring Funds’ contractual fees differs from the structure of the Acquired Funds’ contractual fees and, as a result, on a gross basis, the amounts for these fees differ between the Acquiring Funds and the Acquired Funds. For certain Acquiring Funds, these fees are less than what the corresponding Acquired Funds pay on a gross basis; in other case, these fees are more than what the corresponding Acquired Funds pay. Nonetheless, the total operating expense ratios of the Acquiring Funds on a net basis (after application of the contractual expense limitations) will be no higher than what the corresponding Acquired Funds pay today on a net basis for at least two years after the Reorganizations, as stated above.

•                  Victory Capital has informed the Board that it will look for opportunities to achieve economies of scale in the future, such as through consolidation of the service providers to the Acquiring Funds, renegotiation of existing arrangements with service providers and other vendors.

•                  Under the terms of its expense limitation agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquiring Funds following the Reorganizations for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to certain restrictions.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.”  Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of its Reorganization.

A portion of the portfolio assets of an Acquired Fund may be sold in connection with its Reorganization, but it is not anticipated that such sales, if any, will be significant. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Acquired Fund. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to a Reorganization, a shareholder may sell shares of an Acquired Fund. Any such sale likely would result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Acquired Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Acquired Fund shareholders’ holding period and aggregate tax basis in the Acquiring Fund shares received as part of the Reorganization is expected to carry over from the shareholders’ Acquired Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS

Investment Objectives, Principal Investment Strategies, Principal Risks, Management Team, and Performance. For each Reorganization, set forth below is a comparison of the Acquired Fund’s and the Acquiring Fund’s investment objectives, principal investment strategies, and principal risks, as well as information about the investment management team. The following information is applicable to each of the Reorganizations:

•                  AMCO is the investment adviser to the Acquired Funds; Victory Capital is the investment adviser to the Acquiring Funds.

•                  Since the Acquiring Funds were established for the sole purpose of effecting the Reorganizations, the investment objective of each Acquiring Fund is identical to that of its corresponding Acquired Fund. Similarly, the principal investment strategies and principal risks of each Acquiring Fund are identical to those of the corresponding Acquired Fund. Please see below and Exhibit B for additional information about each Acquiring Fund’s investment strategies.

•                  The Acquiring Funds are subject to fundamental investment policies and limitations that are materially the same as those that apply to the Acquired Funds. AMCO does not believe that the differences between the fundamental investment policies and limitations will result in any differences in the way the Acquiring Fund will be managed. A “fundamental” investment policy and limitation is one that may not be changed without a shareholder vote. The Acquiring Funds’ investment restrictions are stated under the caption “Fundamental Investment Restrictions” in the SAI relating to this combined proxy statement/prospectus.

•                  For a discussion of each Acquired Fund’s performance during its fiscal year ended August 31, 2018, see the Acquired Funds’ Annual Report dated August 31, 2018. Past performance is no guarantee of future results. Because the Acquiring Funds have not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available. Since the Acquired Funds will be considered the accounting survivors of the Reorganizations, each Acquiring Fund is expected to assume the performance history of its corresponding Acquired Fund at the closing of its respective Reorganization.

Fees and Expenses. In addition, set forth below is a comparison of each Acquired Fund’s and each Acquiring Fund’s fees and expenses. Shareholders of an Acquired Fund or an Acquiring Fund pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on their investment. The tables below describe the fees and expenses that you may pay if you buy and hold shares of an Acquired Fund or the corresponding Acquiring Fund. The information shown is based on the annual period ended August 31, 2018, (in the case of the Acquiring Funds, on a pro forma basis, as if each Reorganization had been consummated the prior year). Only pro forma information is provided since each Acquiring Fund will not commence operations until its Reorganization is completed. Pro forma information reflects estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund. Actual expenses for an Acquiring Fund may differ from those shown.

The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund. Pursuant to an expense limitation agreement (the “Victory Expense Limitation Agreement”), Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a two-year period following the Reorganization, such Acquiring Fund’s total net expenses will not exceed the levels that apply under AMCO’s current contractual expense limitation in place for the Acquired Funds. An Acquiring Fund may experience higher net operating expenses after that date unless the Victory Expense Limitation Agreement is continued.

Under the terms of the Victory Expense Limitation Agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquiring Funds after the Reorganizations, as applicable, for up to three years after the waiver or reimbursement took place, subject to certain restrictions noted in the footnotes to the Annual Fund Operating Expenses table.

The structure of certain of the Acquiring Funds’ contractual fees differs from the structure of the Acquired Funds’ contractual fees and, as a result, on a gross basis, the amounts for these fees differs between the Acquiring Funds and the Acquired Funds. Both the Acquiring Funds and the Acquired Funds are subject to certain contractual fees and expenses relating to their operations, such as custody and administration costs. The Acquiring Funds directly pay these costs. In contrast, under an Administration and Operating Services Agreement, AMCO provides these services to the Acquired Funds under a single fee, which covers all of the Acquired Funds’ expenses except Rule 12b-1 distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses. As a result of the difference in how these costs are paid, the Acquiring Funds’ fees and expenses, on a gross basis, differs from those of their corresponding Acquired Funds, as follows:

•                  The total operating expenses of the VictoryShares USAA MSCI USA Value Momentum ETF, VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, VictoryShares USAA Core Short-Term Bond ETF and VictoryShares USAA Core Intermediate-Term Bond ETF are lower than those of their corresponding Acquired Funds on a gross basis and equal to or lower than those of their corresponding Acquired Funds on a net basis (after applying the applicable contractual fee waivers and expense reimbursements).

•                  The gross total operating expenses of the VictoryShares USAA MSCI International Value Momentum ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF are higher than those of their corresponding Acquired Funds. On a net basis (after applying the applicable contractual fee waivers and expense reimbursements), the operating expenses of these two Acquiring Funds are the same as those of their corresponding Acquired Funds.

Victory Capital and AMCO have agreed to share the costs associated with the Reorganization. Neither the Acquired Funds, the Acquiring Funds nor their shareholders will bear any direct costs associated with the Reorganizations.

1. Reorganization of USAA MSCI USA Value Momentum Blend Index ETF into VictoryShares USAA MSCI USA Value Momentum ETF

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Fund		Acquiring Fund
	USAA MSCI USA Value Momentum Blend Index ETF		VictoryShares USAA MSCI USA Value Momentum ETF
	(Current)		(Pro Forma)
Management Fees	0.15%		0.15%
Distribution (12b-1) Fees	None		None
Other Expenses	0.10	%(1)	0.08	%(2)
Total Annual Fund Operating Expenses	0.25%		0.23%
Fee Waiver/Expense Reimbursement	(0.05	)%(3)	(0.03	)%(4)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.20%		0.20	%(4)

(1) AMCO has entered into an Administration and Operating Services Agreement with the Fund. Under the terms of this agreement, AMCO has contractually agreed, in exchange for an annualized fee of 0.10% of the average daily net assets of the Fund, to provide administrative services to the Fund and to pay all operating expenses of the Fund, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses.

(2) “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(3)  AMCO has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average daily net assets of the Fund through December 31, 2019, and the waiver cannot be terminated or reduced without approval of the Fund’s Board of Trustees during that term.

(4)  Victory Capital Management has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.20% for at least two years after close of the Reorganizations. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above. These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Acquired Fund
USAA MSCI USA Value Momentum Blend Index ETF (Current)	$20	$75	$136	$313
Acquiring Fund
VictoryShares USAA MSCI USA Value Momentum ETF (Pro Forma)	$20	$68	$123	$287

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have a portfolio turnover rate similar to that of the Acquired Fund. From the Acquired Fund’s commencement of operations, October 24, 2017, through the period ended August 31, 2018, the Acquired Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

The USAA MSCI USA Momentum Blend Index ETF (“Acquired Fund”) and VictoryShares USAA MSCI USA Value Momentum ETF (“Acquiring Fund”) each have an investment objective to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI USA Select Value Momentum Blend Index (the “Index”).

Victory Capital will employ the same investment strategy for the Acquiring Fund that is employed for the Acquired Fund by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology.

The Index is designed to deliver exposure to equity securities of large- and mid-capitalization U.S. issuers within the MSCI USA Index (the “Parent Index”) that have higher exposure to value and momentum factors, while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization-weighted indexes. As of September 1, 2018, the market capitalization of the issuers in the Index range from $4.34 billion to $863 billion. The range may change from time to time. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g., forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single sector.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights.

In seeking to track the performance of the Index, the Acquiring Fund (like the Acquired Fund) may invest in a representative sample of securities in its Index, which means the Fund may hold some, but not all of the securities in the Index. The representative sample will be selected by Victory Capital using a sampling strategy that aims to create a portfolio of securities with generally the same risk and return characteristics as the Index. The quantity of holdings in the Acquiring Fund will be based on a number of factors, including number of stocks in the Index and asset size of the Fund. Based on its analysis of these factors, the Acquiring Fund may invest in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Thus, there may be instances in which the Acquiring Fund is underweight or overweight a security in the Index.

The Acquiring Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which Victory Capital believes will help the Acquiring Fund track the Index. Such instruments may include derivatives, including futures.

Like the Acquired Fund, the Acquiring Fund is expected to concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. The Index will rebalance quarterly.

See Exhibit B for more detail about the Acquiring Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Acquiring Fund will continue to be:

•                  Authorized Participant Concentration Risk

•                  Calculation Methodology Risk

•                  Concentration Risk

•                  Derivatives Risk

•                  Exchange-Traded Fund Risk

•                  Index Risk

•                  Large-Capitalization Company Risk

•                  Liquidity Risk

•                  Management Risk

• Market Risk • Mid-Capitalization Company Risk • Momentum Risk • Securities Lending Risk • Seed Investor or Large Shareholder Risk • Tracking Error Risk • Valuation Risk • Value Risk

See Exhibit C for a detailed description of each of these risks.

There is no guarantee that either the Acquiring Fund or the Acquired Fund will achieve its investment objective and it is possible to lose money by investing in either Fund. The value of your investment in either the Acquiring Fund or the Acquired Fund may fall, sometimes suddenly and significantly. An investment in either the Acquiring Fund or the Acquired Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

Currently, the Acquired Fund is managed by portfolio management personnel employed by AMCO and an investment sub-adviser. Subsequent to the Reorganization, the Acquiring Fund will be managed by the same portfolio management personnel from AMCO (as employees of Victory Capital) as well as additional portfolio management personnel from Victory Capital in replacement of those employed by the investment sub-adviser. The portfolio management personnel who will be responsible for the day-to-day management of the Acquiring Fund (and their current respective titles with Victory Capital and AMCO, as applicable) are:

Mannik Dhillon, CFA, CAIA — serves as President, VictoryShares and Solutions for Victory Capital. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. He earned his B.A. in finance from the University of Georgia. He holds the CFA® and CAIA® designations.

Wasif A. Latif* — Vice President, Head of Global Multi-Assets, is responsible for the Acquired Funds’ asset allocation and has co-managed the Acquired Funds since their inception in October 2017. Mr. Latif has 19 years of investment management experience and has worked for USAA for 11 years. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Lance Humphrey*, CFA — Assistant Vice President, Global Multi-Asset Portfolio Manager, has co-managed the Acquired Funds since their inception in October 2017. Mr. Humphrey has 11 years of investment experience and has worked for USAA for 10 years. Education: B.A., Finance, Texas State University. He holds the CFA® designation and is a member of the CFA Society of San Antonio.

* Current portfolio manager for Acquired Fund; expected to become a Victory Capital employee upon close of the Transaction.

The SAI relating to this proxy statement/prospectus provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

Comparison of Performance

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund. The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired Fund’s performance for one full calendar year since the Fund’s inception. The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s benchmark index. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Acquired Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.50%	September 30, 2018
Lowest Quarter Return	-15.37%	December 31, 2018

Average Annual Total Returns
For the Periods Ended December 31, 2018)

	Past 1 Year	Since Inception (10/24/17)
Fund Shares
Returns Before Taxes	-12.10%	-7.37%
Returns After Taxes on Distributions	-12.41%	-7.74%
Returns After Taxes on Distributions and Sale of Fund Shares	-6.90%	-5.58%
Index
MSCI USA Select Value Momentum Blend Index (reflects no deduction for fees, expenses, or taxes)	-11.92%	-8.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Fund had not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available. Since the Acquired Fund will be considered the accounting survivor of the Reorganization, the Acquiring Fund is expected to assume the performance history of the Acquired Fund at the closing of its Reorganization.

2. Reorganization of USAA MSCI USA Small Cap Value Momentum Blend Index ETF into VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Fund		Acquiring Fund
	USAA MSCI USA Small Cap Value Momentum Blend Index ETF		VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
	(Current)		(Pro Forma)
Management Fees	0.15%		0.15%
Distribution (12b-1) Fees	None		None
Other Expenses	0.15	%(1)	0.09	%(2)
Total Annual Fund Operating Expenses	0.30%		0.24%
Fee Waiver/Expense Reimbursement	(0.05	)%(3)	0.00	%(4)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.25%		0.24%

(1) AMCO has entered into an Administration and Operating Services Agreement with the Fund. Under the terms of this agreement, AMCO has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of the Fund, to provide administrative services to the Fund and to pay all operating expenses of the Fund, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses.

(2) “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(3)  AMCO has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average daily net assets of the Fund through December 31, 2019, and the waiver cannot be terminated or reduced without approval of the Fund’s Board of Trustees during that term.

(4)  Victory Capital Management has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.25% for at least two years after close of the Reorganizations. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above. These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Acquired Fund
USAA MSCI USA Small Cap Value Momentum Blend Index ETF (Current)	$26	$91	$164	$376
Acquiring Fund
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (Pro Forma)	$26	$80	$141	$318

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have a portfolio turnover rate similar to that of the Acquired Fund. From the Acquired Fund’s commencement of operations, October 24, 2017, through the period ended August 31, 2018, the Acquired Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

The USAA MSCI USA Small Cap Value Momentum Blend Index ETF (“Acquired Fund”) and VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (“Acquiring Fund”) each have an investment objective to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI USA Small Cap Select Value Momentum Blend Index (the “Index”).

Victory Capital will employ the same investment strategy for the Acquiring Fund that is employed for the Acquired Fund by investing, under normal circumstances, the Acquiring Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. The Index is comprised solely of securities issued by small capitalization companies. As of September 1, 2018, the market capitalization of the issuers in the Index ranged from $200 million to $14.8 billion. The range may change from time to time.

The Index is designed to deliver exposure to equity securities of small-capitalization U.S. issuers within the MSCI USA Small Cap Index (the “Parent Index”) that have higher exposure to value and momentum factors while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights.

In seeking to track the performance of the Index, the Acquiring Fund (like the Acquired Fund) may invest in a representative sample of securities in its Index, which means the Fund may hold some, but not all of the securities in the Index. The representative sample will be selected by Victory Capital using a sampling strategy that aims to create a portfolio of securities with generally the same risk and return characteristics as the Index. The quantity of holdings in the Acquiring Fund will be based on a number of factors, including number of stocks in the Index and asset size of the Acquiring Fund. Based on its analysis of these factors, the Acquiring Fund may invest in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Thus, there may be instances in which the Fund is underweight or overweight a security in the Index. The Acquiring Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which Victory Capital believes will help the Acquiring Fund track the Index. Such instruments may include derivatives, including futures.

Like the Acquired Fund, the Acquiring Fund is expected to concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. The Index will rebalance quarterly.

See Exhibit B for more detail about the Acquiring Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Acquiring Fund will continue to be:

• Authorized Participant Concentration Risk • Calculation Methodology Risk • Concentration Risk • Derivatives Risk • Exchange-Traded Fund Risk • Index Risk • Liquidity Risk • Management Risk	• Market Risk • Momentum Risk • Securities Lending Risk • Seed Investor or Large Shareholder Risk • Small-Capitalization Company Risk • Tracking Error Risk • Valuation Risk • Value Risk

See Exhibit C for a detailed description of each of these risks.

There is no guarantee that either the Acquiring Fund or the Acquired Fund will achieve its investment objective and it is possible to lose money by investing in either Fund. The value of your investment in either the Acquiring Fund or the Acquired Fund may fall, sometimes suddenly and significantly. An investment in either the Acquiring Fund or the Acquired Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

Currently, the Acquired Fund is managed by portfolio management personnel employed by AMCO and an investment sub-adviser. Subsequent to the Reorganization, the Acquiring Fund will be managed by the same portfolio management personnel from AMCO (as employees of Victory Capital) as well as additional portfolio management personnel from Victory Capital, in replacement of those employed by the investment sub-adviser. The portfolio management personnel who will be responsible for the day-to-day management of the Acquiring Fund (and their current respective titles with Victory Capital and AMCO, as applicable) are:

Mannik Dhillon, CFA, CAIA — serves as President, VictoryShares and Solutions for Victory Capital. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015,

Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. He earned his B.A. in finance from the University of Georgia. He holds the CFA® and CAIA® designations.

Wasif A. Latif* — Vice President, Head of Global Multi-Assets, is responsible for the Acquired Funds’ asset allocation and has co-managed the Acquired Funds since their inception in October 2017. Mr. Latif has 19 years of investment management experience and has worked for USAA for 11 years. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Lance Humphrey*, CFA — Assistant Vice President, Global Multi-Asset Portfolio Manager, has co-managed the Acquired Funds since their inception in October 2017. Mr. Humphrey has 11 years of investment experience and has worked for USAA for 10 years. Education: B.A., Finance, Texas State University. He holds the CFA® designation and is a member of the CFA Society of San Antonio.

* Current portfolio manager for Acquired Fund; expected to become a Victory Capital employee upon close of the Transaction.

The SAI relating to this proxy statement/prospectus provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

Comparison of Performance

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund. The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired Fund’s performance for one full calendar year since the Fund’s inception. The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s benchmark index. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Acquired Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	7.59%	June 30, 2018
Lowest Quarter Return	-17.61%	December 31, 2018

Average Annual Total Returns
For the Periods Ended December 31, 2018)

	Past 1 Year	Since Inception (10/24/17)
Fund Shares
Returns Before Taxes	-9.26%	-6.73%
Returns After Taxes on Distributions	-9.63%	-7.16%
Returns After Taxes on Distributions and Sale of Fund Shares	-5.34%	-5.21%
Index
MSCI USA Small Cap Select Value Momentum Blend Index (reflects no deduction for fees, expenses, or taxes)	-9.04%	-7.42%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Fund had not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available. Since the Acquired Fund will be considered the accounting survivor of the Reorganization, the Acquiring Fund is expected to assume the performance history of the Acquired Fund at the closing of its Reorganization.

3. Reorganization of USAA MSCI International Value Momentum Blend Index ETF into VictoryShares USAA MSCI International Value Momentum ETF

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Fund		Acquiring Fund
	USAA MSCI International Value Momentum Blend Index ETF		VictoryShares USAA MSCI International Value Momentum ETF
	(Current)		(Pro Forma)
Management Fees	0.25%		0.25%
Distribution (12b-1) Fees	None		None
Other Expenses	0.15	%(1)	0.26	%(2)
Total Annual Fund Operating Expenses	0.40%		0.51%
Fee Waiver/Expense Reimbursement	(0.05	)%(3)	(0.16	)%(4)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.35%		0.35	%(4)

(1) AMCO has entered into an Administration and Operating Services Agreement with the Fund. Under the terms of this agreement, AMCO has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of the Fund, to provide administrative services to the Fund and to pay all operating expenses of the Fund, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses.

(2) “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(3)  AMCO has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average daily net assets of the Fund through December 31, 2019, and the waiver cannot be terminated or reduced without approval of the Fund’s Board of Trustees during that term.

(4)  Victory Capital Management has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.35% for at least two years after close of the Reorganizations. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above. These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Acquired Fund
USAA MSCI International Value Momentum Blend Index ETF (Current)	$36	$123	$219	$500
Acquiring Fund
VictoryShares USAA MSCI International Value Momentum ETF (Pro Forma)	$36	$130	$252	$609

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have a portfolio turnover rate similar to that of the Acquired Fund. From the Acquired Fund’s commencement of operations, October 24, 2017, through the period ended August 31, 2018, the Acquired Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

The USAA MSCI International Value Momentum Blend Index ETF (“Acquired Fund”) and VictoryShares USAA MSCI International Value Momentum ETF (“Acquiring Fund”) each have an investment objective to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI Emerging Markets Select Value Momentum Blend Index (the “Index”).

Victory Capital will employ the same investment strategy for the Acquiring Fund that is employed for the Acquired Fund by investing, under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. The Index is comprised solely of securities issued by companies associated with emerging market countries as described more fully below.

The Index is designed to deliver exposure to equity market performance in the global emerging markets and provide higher exposure to value and momentum factors within the MSCI Emerging Markets Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. As of September 1, 2018, the emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Korea, Malaysia, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, and Turkey. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value. The Index Provider determines whether an issuer is located in a particular country by reference to the Index methodology.

The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. In order to limit over weighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider.

The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

In seeking to track the performance of the Index, the Acquiring Fund (like the Acquired Fund) may invest in a representative sample of securities in its Index, which means the Fund may hold some, but not all of the securities in the Index. The representative sample will be selected by Victory Capital using a sampling strategy that aims to create a portfolio of securities with generally the same risk and return characteristics as the Index. The quantity of holdings in the Acquiring Fund will be based on a number of factors, including number of stocks in the Index and asset size of the Fund. Based on its analysis of these factors, the Acquiring Fund may invest in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Thus, there may be instances in which the Acquiring Fund is underweight or overweight a security in the Index. The Acquiring Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which Victory Capital believes will help the Acquiring Fund track the Index. Such instruments may include derivatives, including futures.

Like the Acquired Fund, the Acquiring Fund is expected to concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. The Index will rebalance quarterly.

See Exhibit B for more detail about the Acquiring Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Acquiring Fund will continue to be:

•                  Authorized Participant Concentration Risk

•                  Calculation Methodology Risk

•                  Concentration Risk

•                  Currency Risk

•                  Depositary Receipts Risk

•                  Derivatives Risk

•                  Exchange-Traded Fund (“ETF”) Risk

•                  Foreign Securities and Emerging Countries Risk

•                  Geographic Risk

•                  Index Risk

•                  Large-Capitalization Company Risk

•                  Liquidity Risk

•                  Management Risk

•                  Market Risk

•                  Mid-Capitalization and Small-Capitalization Company Risk

•                  Momentum Risk

•                  Securities Lending Risk

•                  Seed Investor or Large Shareholder Risk

•                  Tracking Error Risk

•                  Valuation Risk

•                  Value Risk

See Exhibit C for a detailed description of each of these risks.

There is no guarantee that either the Acquiring Fund or the Acquired Fund will achieve its investment objective and it is possible to lose money by investing in either Fund. The value of your investment in either the Acquiring Fund or the Acquired Fund may fall, sometimes suddenly and significantly. An investment in either the Acquiring Fund or the Acquired Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

Currently, the Acquired Fund is managed by portfolio management personnel employed by AMCO and an investment sub-adviser. Subsequent to the Reorganization, the Acquiring Fund will be managed by the same portfolio management personnel from AMCO (as employees of Victory Capital) as well as additional portfolio management personnel from Victory Capital, in replacement of those employed by the investment sub-adviser. The portfolio management personnel who will be responsible for the day-to-day management of the Acquiring Fund (and their current respective titles with Victory Capital and AMCO, as applicable) are:

Mannik Dhillon, CFA, CAIA — serves as President, VictoryShares and Solutions for Victory Capital. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. He earned his B.A. in finance from the University of Georgia. He holds the CFA® and CAIA® designations.

Wasif A. Latif* — Vice President, Head of Global Multi-Assets, is responsible for the Acquired Funds’ asset allocation and has co-managed the Acquired Funds since their inception in October 2017. Mr. Latif has 19 years of investment management experience and has worked for USAA for 11 years. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Lance Humphrey*, CFA — Assistant Vice President, Global Multi-Asset Portfolio Manager, has co-managed the Acquired Funds since their inception in October 2017. Mr. Humphrey has 11 years of investment experience and has worked for USAA for 10 years. Education: B.A., Finance, Texas State University. He holds the CFA® designation and is a member of the CFA Society of San Antonio.

* Current portfolio manager for Acquired Fund; expected to become a Victory Capital employee upon close of the Transaction.

The SAI relating to this proxy statement/prospectus provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

Comparison of Performance

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund. The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired Fund’s performance for one full calendar year since the Fund’s inception. The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s benchmark index. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Acquired Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.08%	September 30, 2018
Lowest Quarter Return	-14.05%	December 31, 2018

Average Annual Total Returns
For the Periods Ended December 31, 2018)

	Past 1 Year	Since Inception (10/24/17)
Fund Shares
Returns Before Taxes	-17.45%	-12.87%
Returns After Taxes on Distributions	-17.85%	-13.26%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.84%	-9.64%
Index
MSCI World ex USA Select Value Momentum Blend Index (reflects no deduction for fees, expenses, or taxes)	-17.18%	-14.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Fund had not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available. Since the Acquired Fund will be considered the accounting survivor of the Reorganization, the Acquiring Fund is expected to assume the performance history of the Acquired Fund at the closing of its Reorganization.

4. Reorganization of USAA MSCI Emerging Markets Value Momentum Blend Index ETF into VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Fund		Acquiring Fund
	USAA MSCI USA Emerging Markets Value Momentum Blend Index ETF		VictoryShares USAA MSCI USA Emerging Markets Value Momentum Blend Index ETF
	(Current)		(Pro Forma)
Management Fees	0.30%		0.30%
Distribution (12b-1) Fees	None		None
Other Expenses	0.20	%(1)	0.88	%(2)
Total Annual Fund Operating Expenses	0.50%		1.18%
Fee Waiver/Expense Reimbursement	(0.05	)%(3)	(0.73	)%(4)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.45%		0.45	%(4)

(1) AMCO has entered into an Administration and Operating Services Agreement with the Fund. Under the terms of this agreement, AMCO has contractually agreed, in exchange for an annualized fee of 0.20% of the average daily net assets of the Fund, to provide administrative services to the Fund and to pay all operating expenses of the Fund, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses.

(2) “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(3)  AMCO has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average daily net assets of the Fund through December 31, 2019, and the waiver cannot be terminated or reduced without approval of the Fund’s Board of Trustees during that term.

(4)  Victory Capital Management has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.45% for at least two years after close of the Reorganizations. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above. These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Acquired Fund
USAA MSCI Emerging Markets Value Momentum Blend Index ETF (Current)	$46	$155	$275	$623
Acquiring Fund
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (Pro Forma)	$46	$226	$504	$1,298

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have a portfolio turnover rate similar to that of the Acquired Fund. From the Acquired Fund’s commencement of operations, October 24, 2017, through the period ended August 31, 2018, the Acquired Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

The USAA MSCI Emerging Markets Value Momentum Blend Index ETF (“Acquired Fund”) and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (“Acquiring Fund”) each have an investment objective to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI Emerging Markets Select Value Momentum Blend Index (the “Index”).

Victory Capital will employ the same investment strategy for the Acquiring Fund that is employed for the Acquired Fund by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. The Index is comprised solely of securities issued by companies associated with emerging market countries as described more fully below.

The Index is designed to deliver exposure to equity market performance in the global emerging markets and provide higher exposure to value and momentum factors within the MSCI Emerging Markets Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. As of September 1, 2018, the emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Korea, Malaysia, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, and Turkey. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value. The Index Provider determines whether an issuer is located in a particular country by reference to the Index methodology.

The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. In order to limit over weighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider.

The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

In seeking to track the performance of the Index, the Acquiring Fund (like the Acquired Fund) may invest in a representative sample of securities in its Index, which means the Fund may hold some, but not all of the securities in the Index. The representative sample will be selected by Victory Capital using a sampling strategy that aims to create a portfolio of securities with generally the same risk and return characteristics as the Index. The quantity of holdings in the Acquiring Fund will be based on a number of factors, including number of stocks in the Index and asset size of the Fund. Based on its analysis of these factors, the Acquiring Fund may invest in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Thus, there may be instances in which the Acquiring Fund is underweight or overweight a security in the Index. The Acquiring Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which Victory Capital believes will help the Acquiring Fund track the Index. Such instruments may include derivatives, including futures.

Like the Acquired Fund, the Acquiring Fund is expected to concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. The Index will rebalance quarterly.

See Exhibit B for more detail about the Acquiring Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Acquiring Fund will continue to be:

•      Authorized Participant Concentration Risk

•      Calculation Methodology Risk

•      Concentration Risk

•      Currency Risk

•      Depositary Receipts Risk

•      Derivatives Risk

•      Exchange-Traded Fund (“ETF”) Risk

•      Foreign Securities and Emerging Markets Risk

•      Geographic Risk

•      Index Risk

•      Liquidity Risk

•      Management Risk

•      Market Risk

•      Mid-Capitalization and Small-Capitalization Company Risk

•      Momentum Risk

•      Securities Lending Risk

•      Seed Investor or Large Shareholder Risk

•      Tracking Error Risk

• Value Risk	• Valuation Risk

See Exhibit C for a detailed description of each of these risks.

There is no guarantee that either the Acquiring Fund or the Acquired Fund will achieve its investment objective and it is possible to lose money by investing in either Fund. The value of your investment in either the Acquiring Fund or the Acquired Fund may fall, sometimes suddenly and significantly. An investment in either the Acquiring Fund or the Acquired Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

Currently, the Acquired Fund is managed by portfolio management personnel employed by AMCO and an investment sub-adviser. Subsequent to the Reorganization, the Acquiring Fund will be managed by the same portfolio management personnel from AMCO (as employees of Victory Capital) as well as additional portfolio management personnel from Victory Capital, in replacement of those employed by the investment sub-adviser. The portfolio management personnel who will be responsible for the day-to-day management of the Acquiring Fund (and their current respective titles with Victory Capital and AMCO, as applicable) are:

Mannik Dhillon, CFA, CAIA — serves as President, VictoryShares and Solutions for Victory Capital. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. He earned his B.A. in finance from the University of Georgia. He holds the CFA® and CAIA® designations.

Wasif A. Latif* — Vice President, Head of Global Multi-Assets, is responsible for the Acquired Funds’ asset allocation and has co-managed the Acquired Funds since their inception in October 2017. Mr. Latif has 19 years of investment management experience and has worked for USAA for 11 years. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Lance Humphrey*, CFA — Assistant Vice President, Global Multi-Asset Portfolio Manager, has co-managed the Acquired Funds since their inception in October 2017. Mr. Humphrey has 11 years of investment experience and has worked for USAA for 10 years. Education: B.A., Finance, Texas State University. He holds the CFA® designation and is a member of the CFA Society of San Antonio.

* Current portfolio manager for Acquired Fund; expected to become a Victory Capital employee upon close of the Transaction.

The SAI relating to this proxy statement/prospectus provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

Comparison of Performance

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund. The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired Fund’s performance for one full calendar year since the Fund’s inception. The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s benchmark index. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Acquired Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.36%	March 31, 2018
Lowest Quarter Return	-7.74%	December 31, 2018

Average Annual Total Returns
For the Periods Ended December 31, 2018)

	Past 1 Year	Since Inception (10/24/17)
Fund Shares
Returns Before Taxes	-16.62%	-11.98%
Returns After Taxes on Distributions	-17.03%	-12.52%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.48%	-9.12%
Index
MSCI Emerging Markets Select Value Momentum Blend Index (reflects no deduction for fees, expenses, or taxes)	-15.86%	-13.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Fund had not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available. Since the Acquired Fund will be considered the accounting survivor of the Reorganization, the Acquiring Fund is expected to assume the performance history of the Acquired Fund at the closing of its Reorganization.

5. Reorganization of USAA Core Short-Term Bond ETF into VictoryShares USAA Core Short-Term Bond ETF

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Fund		Acquiring Fund
	USAA Core Short-Term Bond ETF		VictoryShares USAA Core Short- Term Bond ETF
	(Current)		(Pro Forma)
Management Fees	0.25%		0.25%
Distribution (12b-1) Fees	None		None
Other Expenses	0.15	%(1)	0.09	%(2)
Total Annual Fund Operating Expenses	0.40%		0.34%
Fee Waiver/Expense Reimbursement	(0.05	)%(3)	0.00	%(4)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.35%		0.34%

(1) AMCO has entered into an Administration and Operating Services Agreement with the Fund. Under the terms of this agreement, AMCO has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of the Fund, to provide administrative services to the Fund and to pay all operating expenses of the Fund, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses.

(2) “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(3)  AMCO has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average daily net assets of the Fund through December 31, 2019, and the waiver cannot be terminated or reduced without approval of the Fund’s Board of Trustees during that term.

(4)  Victory Capital Management has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.35% for at least two years after close of the Reorganizations. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above. These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Acquired Fund
USAA Core Short-Term Bond ETF (Current)	$36	$123	$219	$500
Acquiring Fund
VictoryShares USAA Core Short-Term Bond ETF (Pro Forma)	$35	$109	$191	$431

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have a portfolio turnover rate similar to that of the Acquired Fund. From the Acquired Fund’s commencement of operations, October 24, 2017, through the period ended August 31, 2018, the Acquired Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

The USAA Core Short-Term Bond ETF (“Acquired Fund”) and VictoryShares USAA Core Short-Term Bond ETF (“Acquiring Fund”) each have an investment objective to seek high current income consistent with preservation of principal.

Subsequent to the Reorganization, the same team of investment personnel at AMCO who manage the day-to-day investment operations of the Acquired Fund will be employed by Victory Capital to manage the day-to-day investment operations of the Acquiring Fund.

Victory Capital will employ the same investment strategy for the Acquiring Fund that is employed for the Acquired Fund by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes, exclusive of collateral held from securities lending) in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Acquiring Fund primarily invests in securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Acquiring Fund may invest include a mix of government obligations (including U.S., state, and local governments, their agencies and instrumentalities); mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. The Acquiring Fund will invest primarily in investment-grade securities, but may invest up to 20% of its net assets in below-investment-grade securities, which sometimes are referred to as high-yield securities or “junk” bonds.

Like the Acquired Fund, the Acquiring Fund may not invest more than 20% of fixed-income securities (by weight of all fixed-income securities in the portfolio) in non-agency, non-government sponsored entities (GSEs), or privately issued mortgage- or asset-backed securities.

Like the Acquired Fund, the Acquiring Fund may use derivatives, such as futures, foreign exchange derivatives, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, to enhance income, to hedge against certain risks, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.

See Exhibit B for more detail about the Acquiring Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Acquiring Fund will continue to be:

•                  Asset-Backed and Mortgage-Backed Securities Risk

•                  Authorized Participant Concentration Risk

•                  Debt Securities or Bond Risk

•                  Derivatives Risk

•                  Exchange-Traded Fund (“ETF”) Risk

•                  Foreign Securities Risk

•                  High-Yield Bond Risk

•                  Liquidity Risk

• Management Risk • Market Risk • Regulatory Risk • Securities Lending Risk • Seed Investor or Large Shareholder Risk • Tax-Efficiency Risk • U.S. Government Sponsored Enterprises (“GSEs”) Risk

See Exhibit C for a detailed description of each of these risks.

There is no guarantee that either the Acquiring Fund or the Acquired Fund will achieve its investment objective and it is possible to lose money by investing in either Fund. The value of your investment in either the Acquiring Fund or the Acquired Fund may fall, sometimes suddenly and significantly. An investment in either the Acquiring Fund or the Acquired Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

Subsequent to the Reorganization, the same portfolio management personnel at AMCO who manage the day-to-day investment operations of the Acquired Fund will be employed by Victory Capital to manage the day-to-day investment operations of the Acquiring Fund. The portfolio management personnel who will be responsible for the day-to-day management of the Acquiring Fund (and their current respective titles with AMCO) are:

Julianne Bass,* CFA — Vice President, Mutual Fund Portfolios, has co-managed the Acquired Fund since its inception in October 2017. Ms. Bass has 31 years of investment management experience and has worked for USAA for 19 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Kurt Daum,* JD — Executive Director, Mutual Funds Portfolios, has co-managed the Acquired Fund since its inception in October 2017. Mr. Daum has 17 years of investment management experience and has worked for USAA for four years. Prior to joining USAA, he was a Director at Highland Capital Management focused on fixed-

income and private equity investing from January 2009 until November 2013. Education: B.B.A., University of Texas at Austin, J.D., University of Texas School of Law.

Brian W. Smith,* CFA, CPA — Assistant Vice President, Mutual Fund Portfolios, has co-managed the Acquired Fund since its inception in October 2017. Mr. Smith has 19 years of investment management experience and has worked for USAA for 33 years. Education: B.B.A., University of Texas at San Antonio, M.B.A., University of Texas at San Antonio. He is a member of the CFA Institute and the CFA Society of San Antonio.

John Spear,* CFA — Senior Vice President, Chief Investment Officer of USAA Investments, has co-managed the Acquired Fund since its inception in October 2017. He has managed the USAA Life Insurance Portfolio since November 1999 and has supervised the USAA fixed-income portfolio management team since May 2012. He has 32 years of investment management experience and has worked for USAA for 21 years. Education: B.B.A., Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

* Current portfolio manager for Acquired Fund; expected to become a Victory Capital employee upon close of the Transaction.

The SAI relating to this proxy statement/prospectus provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

Comparison of Performance

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund. The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired Fund’s performance for one full calendar year since the Fund’s inception. The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s benchmark index. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Acquired Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.89%	December 31, 2018
Lowest Quarter Return	-0.53%	March 31, 2018

Average Annual Total Returns
For the Periods Ended December 31, 2018)

	Past 1 Year	Since Inception (10/24/17)
Fund Shares
Returns Before Taxes	1.44%	1.34%
Returns After Taxes on Distributions	0.48%	0.42%
Returns After Taxes on Distributions and Sale of Fund Shares	0.84%	0.63%
Index
Bloomberg Barclays 1-3 Yr Credit Index (reflects no deduction for fees, expenses, or taxes)	1.64%	1.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Funds has not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available. Since the Acquiring Fund will be considered the accounting survivor of the Reorganization, it is expected to assume the performance history of the Acquired Fund at the closing of its Reorganization.

6. Reorganization of USAA Core Intermediate-Term Bond ETF into VictoryShares USAA Core Intermediate -Term Bond ETF

Comparison of Current and Pro Forma Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Fund		Acquiring Fund
	USAA Core Intermediate-Term Bond ETF		VictoryShares USAA Core Intermediate-Term Bond ETF
	(Current)		(Pro Forma)
Management Fees	0.30%		0.30%
Distribution (12b-1) Fees	None		None
Other Expenses	0.15	%(1)	0.08	%(2)
Total Annual Fund Operating Expenses	0.45%		0.38%
Fee Waiver/Expense Reimbursement	(0.05	)%(3)	0.00	%(4)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.40%		0.38%

(1) AMCO has entered into an Administration and Operating Services Agreement with the Fund. Under the terms of this agreement, AMCO has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of the Fund, to provide administrative services to the Fund and to pay all operating expenses of the Fund, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses.

(2) “Other Expenses” reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the “Other Expenses” of the Acquired Fund.

(3)  AMCO has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average daily net assets of the Fund through December 31, 2019, and the waiver cannot be terminated or reduced without approval of the Fund’s Board of Trustees during that term.

(4)  Victory Capital Management has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.40% for at least two years after close of the Reorganizations. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund’s operating expenses remain the same as shown above. These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Acquired Fund
USAA Core Intermediate-Term Bond ETF (Current)	$41	$139	$247	$562
Acquiring Fund
VictoryShares USAA Core Intermediate-Term Bond ETF (Pro Forma)	$41	$128	$224	$505

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have a portfolio turnover rate similar to that of the Acquired Fund. From the Acquired Fund’s commencement of operations, October 24, 2017, through the period ended August 31, 2018, the Acquired Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

The USAA Core Intermediate-Term Bond ETF (“Acquired Fund”) and VictoryShares USAA Core Intermediate-Term Bond ETF (“Acquiring Fund”) each have an investment objective to seek high current income without undue risk to principal.

Victory Capital will employ the same investment strategy for the Acquiring Fund that is employed for the Acquired Fund by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes, exclusive of collateral held from securities lending) in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Acquiring Fund primarily invests in securities that have a dollar-weighted average portfolio maturity of three to ten years. The debt securities in which the Acquiring Fund may invest include a mix of government obligations (including U.S., state, and local governments, their agencies and instrumentalities); mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. The Acquiring Fund will invest at least 35% of its net assets in government obligations under normal circumstances. The Acquiring Fund will invest primarily in investment-grade securities, but may invest up to 25% of its net assets in below-investment-grade securities, which sometimes are referred to as high-yield securities or “junk” bonds.

Like the Acquired Fund, the Acquiring Fund may not invest more than 20% of fixed-income securities (by weight of all fixed-income securities in the portfolio) in non-agency, non-government sponsored entities (“GSEs”), or privately issued mortgage- or asset-backed securities.

Like the Acquired Fund, the Acquiring Fund may use derivatives, such as futures, foreign exchange derivatives, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, to enhance income, to hedge against certain risks, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.

See Exhibit B for more detail about the Acquiring Fund’s investment strategy.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Acquiring Fund will continue to be:

• Asset-Backed and Mortgage-Backed Securities Risk • Authorized Participant Concentration Risk	• Debt Securities or Bond Risk • Derivatives Risk • Exchange-Traded Fund (“ETF”) Risk

• Foreign Securities Risk • High-Yield Bond Risk • Liquidity Risk • Management Risk • Market Risk	• Regulatory Risk • Securities Lending Risk • Seed Investor or Large Shareholder Risk • Tax-Efficiency Risk • U.S. Government Sponsored Enterprises (“GSEs”) Risk

See Exhibit C for a detailed description of each of these risks.

There is no guarantee that either the Acquiring Fund or the Acquired Fund will achieve its investment objective and it is possible to lose money by investing in either Fund. The value of your investment in either the Acquiring Fund or the Acquired Fund may fall, sometimes suddenly and significantly. An investment in either the Acquiring Fund or the Acquired Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Comparison of Investment Management Team

Subsequent to the Reorganization, the same portfolio management personnel at AMCO who manage the day-to-day investment operations of the Acquired Fund will be employed by Victory Capital to manage the day-to-day investment operations of the Acquiring Fund. The portfolio management personnel who will be responsible for the day-to-day management of the Acquiring Fund (and their current respective titles with AMCO) are:

Julianne Bass,* CFA — Vice President, Mutual Fund Portfolios, has co-managed the Acquired Fund since its inception in October 2017. Ms. Bass has 31 years of investment management experience and has worked for USAA for 19 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Kurt Daum,* JD — Executive Director, Mutual Funds Portfolios, has co-managed the Acquired Fund since its inception in October 2017. Mr. Daum has 17 years of investment management experience and has worked for USAA for four years. Prior to joining USAA, he was a Director at Highland Capital Management focused on fixed-income and private equity investing from January 2009 until November 2013. Education: B.B.A., University of Texas at Austin, J.D., University of Texas School of Law.

Brian W. Smith,* CFA, CPA — Assistant Vice President, Mutual Fund Portfolios, has co-managed the Acquired Fund since its inception in October 2017. Mr. Smith has 19 years of investment management experience and has worked for USAA for 33 years. Education: B.B.A., University of Texas at San Antonio, M.B.A., University of Texas at San Antonio. He is a member of the CFA Institute and the CFA Society of San Antonio.

John Spear,* CFA — Senior Vice President, Chief Investment Officer of USAA Investments, has co-managed the Acquired Fund since its inception in October 2017. He has managed the USAA Life Insurance Portfolio since November 1999 and has supervised the USAA fixed-income portfolio management team since May 2012. He has 32 years of investment management experience and has worked for USAA for 21 years. Education: B.B.A., Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

* Current portfolio manager for Acquired Fund; expected to become a Victory Capital employee upon close of the Transaction.

The SAI relating to this proxy statement/prospectus provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

Comparison of Performance

The following bar chart and table are intended to help you understand the risks of investing in the Acquired Fund. The bar chart provides some indication of the risks of investing in the Acquired Fund and illustrates the Acquired

Confidential

Fund’s performance for one full calendar year since the Fund’s inception. The table shows how the average annual total return of the Acquired Fund for the periods indicated compared to those of the Acquired Fund’s benchmark index. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Acquired Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.68%	December 31, 2018
Lowest Quarter Return	-1.71%	March 31, 2018

Average Annual Total Returns
For the Periods Ended December 31, 2018)

	Past 1 Year	Since Inception (10/24/17)
Fund Shares
Returns Before Taxes	-0.89%	-0.16%
Returns After Taxes on Distributions	-2.08%	-1.35%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.53%	-0.63%
Index
Bloomberg Barclays USA Aggregate Index (reflects no deduction for fees, expenses, or taxes)	0.01%	0.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Because the Acquiring Funds has not commenced operations prior to the date of this proxy statement/prospectus, no performance information is available. Since the Acquiring Fund will be considered the accounting survivor of the Reorganization, it is expected to assume the performance history of the Acquired Fund at the closing of its Reorganization.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION AND THE PROPOSAL

Principal Risks

The principal risks of the Acquired Funds and the Acquiring Funds will be identical. Set forth in Exhibit C is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund in “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” above. You may lose money by investing in any of these Funds.

Purchases and Sales of Fund Shares and Other Fund Policies

Purchase and Sale of Shares

The Acquired Funds and the Acquiring Funds have substantially similar policies for buying and selling shares.

Like the Acquired Funds, the Acquiring Funds will issue and redeem shares at NAV only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Acquiring Fund’s distributor. Individual shares may only be purchased and sold through brokers in secondary market transactions on the NYSE Arca, Inc. (the “Exchange”). Except when aggregated in Creation Units, shares are not redeemable securities of the Acquiring Fund.

Like the Acquired Funds, the shares of an Acquiring Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of an Acquiring Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Please see Exhibit B for more information about purchasing and selling shares of the Acquiring Funds and other Fund policies.

Tax Information

Like the Acquired Funds, the Acquiring Funds’ distributions generally will be taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

Like the Acquired Funds, if you purchase an Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Jurisdiction of Organization

Both the Acquired Funds and the Acquiring Funds are structured as open-end management investment companies organized as series of Delaware statutory trusts. Please see Exhibit E for a comparison of the material rights of shareholders of the Acquired Funds and shareholders of the Acquiring Funds.

Terms of Each Reorganization

The Board of each Fund has approved the Agreement, a copy of which is attached to this combined proxy statement/prospectus as Exhibit A. The following is a summary of certain terms of the Agreement:

•                  Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Acquired Fund’s business) in exchange solely for shares of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities.

•                  Each Acquiring Fund will issue shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Acquired Fund. The number and value of Acquiring Fund shares each Acquired Fund shareholder will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization. Securities held by each Acquired Fund for which no market quotation is readily available will be fair valued in good faith in a manner consistent with the Acquiring Fund’s valuation guidelines at the time of the Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including, among other things:

•                  The Transaction between USAA and Victory Capital closes.

•                  The Acquired Fund has delivered to the corresponding Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in the Agreement and Plan of Reorganization are true and correct as of the Closing Date.

•                  The Acquiring Fund has delivered to the corresponding Acquired Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in the Agreement and Plan of Reorganization are true and correct as of the Closing Date.

•                  The Acquired Fund and the corresponding Acquiring Fund will have received any opinions of counsel necessary to carry out the Reorganization.

•                  The Acquired Fund and the corresponding Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•                  A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•                  The shareholders of the Acquired Fund will have approved the Agreement by the requisite vote of a majority of the outstanding voting securities.

•                  The Acquired Fund and the corresponding Acquiring Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Acquired Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Acquired Fund shares for the Reorganization Shares of the corresponding Acquiring Fund in connection with the Reorganization and the Acquired Fund will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Acquired Fund and the Acquiring Fund at any time prior to the closing thereof; by either the Acquired Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund; by a failure of any condition precedent to the terminating Fund’s obligations under the Agreement; by any judgment, injunction, order, ruling or decree or any other action restraining, enjoining or otherwise prohibiting the Agreement or any Reorganization by any governmental authority of competent jurisdiction. In the event of a termination, AMCO and Victory Capital will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Shearman & Sterling LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

•                  The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•                  No gain or loss will be recognized by the Acquired Fund (1) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (2) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation.

•                  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares.

•                  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

•                  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

•                  No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

•                  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

•                  An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

•                  The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

Each opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (the “IRS”) or a court would agree with Shearman & Sterling LLP’s opinion.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund generally would recognize a taxable gain or loss for federal income tax purposes equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the Reorganization Shares he or she received. Shareholders of an Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of each Acquired Fund may be sold at any time before or after the Reorganization in connection with its Reorganization (or in certain cases, in connection with a change in investment strategy expected to occur in connection with its Reorganization). It is not anticipated that such sales will be significant. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The ability of each Acquiring Fund to carry forward capital losses (if any) of its corresponding Acquired Fund and to use such losses to offset future gains is not expected to be limited as a direct result of the Reorganizations.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of the Reorganization.

Board Deliberations Regarding the Proposals

Each Reorganization was reviewed by the Board of USAA ETF Trust (the “Board”), with the advice and assistance of Fund counsel and independent legal counsel to the Trustees who are not “interested persons” of USAA ETF Trust under the 1940 Act (the “Independent Trustees”).  At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA’s subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Holdings, pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agent (the “Transaction”).  In anticipation of the Transaction, the Trustees met at a series of in-person meetings on November 27-28, 2018, January 7-8, 2019 and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees, for the purposes of considering, among other things, the terms of the Transaction and the anticipated impacts of the Transaction on the Acquired Funds and their shareholders (each, a “Meeting”).  During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate.  In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the “Diligence Requests”) that were submitted to Victory Capital and Victory Capital Advisers, Inc. (“VCA”).  The Diligence Requests sought information relevant to, among other matters, the Board’s consideration of the Reorganizations, advisory and distribution arrangements and other anticipated impacts of the Transaction on the Acquired Funds and their shareholders.  Victory Capital and VCA provided documents and information in response to the Diligence Requests (the “Response Materials”).  Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the “Supplemental Diligence Requests”) to Victory Capital and VCA.  Victory Capital and VCA provided further information in response to the Supplemental Diligence Requests, which the Board reviewed.  Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board.  Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Acquired Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the Reorganizations.  The Independent Trustees also reviewed the proposed Reorganizations in private sessions with their independent legal counsel at which no representatives of USAA, AMCO, Victory Capital or VCA were present.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the Independent Trustees thereof, unanimously approved the Reorganizations at an in-person meeting on January 14-15, 2019.  The Board, including the Independent Trustees thereof, unanimously determined, within its business judgment, that participation by each Acquired Fund in its corresponding Reorganization would be in the best interests of the Acquired Fund and that the interests of existing shareholders of each Acquired Fund would not be diluted as a result of the Reorganizations.

In approving the Reorganizations, the Board considered the terms of the Agreement and determined that the Reorganizations would provide shareholders with the options of (1) continuing to pursue their investment goals through an Acquiring Fund with identical investment objectives and principal investment strategies to those of the corresponding Acquired Fund, or (2) for any shareholders who did not wish to participate in a Reorganization, selling their shares in an Acquired Fund, which might have adverse tax consequences for them.

In approving the Reorganizations, the Board also considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive.  The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Reorganizations.  The Board considered the terms of the Agreement with respect to the Acquired Funds, and, in particular, that the transfer of the assets of each Acquired Fund would be in exchange solely for shares of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities.  The Board also took note of the fact that no sales loads, commissions or other transaction fees would be imposed on the Acquired Fund’s shareholders in connection with the Reorganizations.  In addition, the Board considered that the aggregate value of Acquiring Fund shares to be credited to the corresponding Acquired Fund shareholder’s account would equal the aggregate value of the Acquired Fund shares that each shareholder holds immediately prior to the Reorganizations.  As a result, the Board considered that the interests of each Acquired Fund’s shareholders would not be diluted as a result of the Reorganizations.  The Board also considered that the Reorganizations would be submitted to each Acquired Fund’s shareholders for approval.

Investment Objectives and Strategies, Principal Risks and Investment Policies.  The Board considered that the investment objectives, investment strategies and principal risks of each Acquiring Fund would be identical to those of the corresponding Acquired Fund.  The Board also considered that the Acquiring Funds and the Acquired Funds would have the same policies with respect to dividends and distributions, and that the Acquiring Funds are subject to fundamental investment policies and limitations that are similar to those that would apply to the Acquired Funds.  The Board also noted that, after the Reorganizations, each Acquiring Fund would continue to pursue the same investment objectives and principal investment strategies as the corresponding Acquired Fund.

Portfolio Management.  The Board considered that the services Victory Capital would provide to the Acquiring Funds are comparable to the services AMCO currently provides to the Acquired Funds, and considered Victory Capital’s representation that the Reorganizations are not expected to result in diminution in the level or quality of services that each Acquired Fund currently receives.  The Board also considered that AMCO has retained an investment sub-adviser to manage the Acquired Index Funds, while Victory Capital does not currently intend to engage an investment sub-adviser for any of the Acquiring Funds.  In addition, the Board considered that, after the Reorganizations, Victory Capital portfolio management personnel would replace the current team employed by the investment sub-adviser and would be responsible for the management of the Acquiring Index Funds, together with the portfolio managers from AMCO who currently manage the Acquired Index Funds and who are expected to become Victory Capital employees after the close of the Transaction.  The Board also considered that the current portfolio managers of the Acquired Bond Funds are expected to continue managing the corresponding Acquiring Funds as employees of Victory Capital following the Reorganizations.

Relative Expense Ratios; Limitation on Expenses.  The Board reviewed information regarding comparative expense ratios (current expense ratios for each Acquired Fund’s shares, and estimated pro forma expense ratios for the shares of the corresponding Acquiring Fund), which indicated that the total annual operating expense ratios of the VictoryShares USAA MSCI USA Value Momentum Blend Index ETF, VictoryShares USAA MSCI USA Small Cap Value Momentum Blend Index ETF, VictoryShares USAA Core Short-Term Bond ETF and VictoryShares USAA Core Intermediate-Term Bond ETF are expected to be lower than the total annual operating expense ratios of the corresponding Acquired Funds, and the total annual operating expense ratios of  the VictoryShares USAA MSCI International Value Momentum Blend Index ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum Blend Index ETF are expected to be higher than the total annual operating expense ratios of the corresponding Acquired Funds.  However, as discussed further below, the Board noted that the net operating expense ratio for each Acquiring Fund will be equal to or lower than the net operating expense ratio for its corresponding Acquired Fund for at least a two-year period following the Reorganizations.

The Board considered that a fee waiver agreement is in effect through December 31, 2019 for the Acquired Funds and that AMCO has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average daily net assets of each Acquired Fund.  The Board also considered that Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a two-year period following the Reorganizations, each Acquiring Fund’s net annual operating expense ratio will not exceed the limit that currently applies to the corresponding Acquired Fund’s net annual operating expense ratio.  The Board noted that total operating expenses could increase after that period unless the Victory Capital expense limitation agreement is continued.

Management Fees and Administration Fees.  The Board considered that the management fee for each Acquired Fund is expected to be the same as the management fee for the corresponding Acquiring Fund.  The Board also considered that AMCO provides administrative and operating services to the Acquired Funds under a single fee pursuant to an Administration and Operating Services Agreement, which covers all of the Acquired Funds’ expenses except Rule 12b-1 distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses and extraordinary expenses, whereas the Acquiring Funds would directly pay for fees and expenses relating to their operations, such as custody and administration costs.  The Board also considered that each Acquired Fund may pay AMCO compensation, which is currently waived by AMCO, in addition to a management fee, for providing advisory services in connection with the Acquired Fund’s securities lending activities, whereas the Acquiring Funds would not pay Victory Capital a separate securities lending fee.

Distribution Capabilities; Economies of Scale.  The Board considered that the Reorganizations provide opportunities for increased asset growth and economies of scale, over the long-term, as a result of the combined distribution capabilities of VCA, the principal underwriter of the Acquiring Funds, following the Reorganizations.  The Board also considered Victory Capital’s representations that it will seek opportunities to achieve economies of scale in the future, such as through consolidation of the service providers to the Acquiring Funds or through renegotiation of existing arrangements with service providers and other vendors.

Tax Consequences.  The Board considered that the Reorganizations are expected to be tax-free reorganizations for federal income tax purposes.  The Board further noted that AMCO expects that neither the Acquired Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations.

Expenses Relating to Reorganizations.  The Board considered that AMCO and Victory Capital will pay all direct costs relating to the Reorganizations, including the costs of preparing this Combined Proxy Statement and Prospectus and soliciting proxies, as well as the costs related to adjournments.  The Board also considered that the Acquired Funds and the shareholders of the Acquired Funds will not incur any direct expenses in connection with the Reorganizations.

Alternatives.  The Board also considered whether there were any alternatives available to each Acquired Fund other than the Reorganizations.

Based on the information prepared by AMCO and Victory Capital, and as presented to the Board, the Board determined that the Reorganizations are in the best interests of each Acquired Fund and its shareholders.  The Board approved the Reorganizations, subject to approval by shareholders of the Acquired Funds and the solicitation of the shareholders of the Acquired Funds to vote “FOR” the approval of the Agreement, the form of which is attached to the proxy statement/prospectus in Exhibit A.

In addition to the approval of the Board of the USAA ETF Trust, the Board of Victory Portfolios II also separately considered information provided by AMCO and Victory Capital concerning the Funds, the Transaction and the proposed Reorganizations.  The Board, including the Independent Trustees thereof, also unanimously determined that participation by each Acquiring Fund in its corresponding Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganizations.

Board Recommendation and Required Vote

The Board of the USAA ETF Trust unanimously recommends that shareholders of each Acquired Fund approve (i.e., vote FOR) the proposed Agreement.

For each Acquired Fund, the Reorganization Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.

If the Agreement is not approved for an Acquired Fund, the Board will consider what further action should be taken with respect to the Acquired Fund. The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of any other Acquired Fund.

If shareholders approve the Reorganization of an Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would be effective during the second quarter of 2019.

Agreement Between USAA and Victory Capital Regarding the Reorganizations

On November 6, 2018, United Services Automobile Association (“USAA”), a diversified financial services organization and the ultimate parent company of USAA Asset Management Company (“AMCO”), the investment adviser to the Acquired Funds, announced that USAA Investment Corporation, a subsidiary of USAA, had entered into a stock purchase agreement (the “Purchase Agreement”) with Victory Capital’s ultimate parent company, Victory Capital Holdings, Inc. (“Victory Holdings”), an investment management firm headquartered in Cleveland, Ohio, pursuant to which Victory Holdings will acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services (“USAA Transfer Agent”) from USAA Investment Corporation (the “Transaction”). The closing of the Transaction is expected to occur during the second quarter of 2019, subject to customary closing conditions and consents. Upon the closing of the Transaction, AMCO will be a wholly owned subsidiary of Victory Holdings and Victory Capital will own substantially all of the assets related to AMCO’s business of providing investment advisory and investment management services to the Acquired Funds, including the books and records relating to the Acquired Funds and the investment performance of each Acquired Fund.

Victory Holdings will finance the Transaction through a combination of debt and cash on Victory Holding’s balance sheet at closing. Victory Holdings has received committed debt financing from bank financing sources to refinance existing term loan and revolving line of credit facilities, finance the Transaction and pay related fees and expenses.

The closing of the Transaction, which is expected to be effective during the second quarter of 2019, is subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing at least seventy-five percent (75%) of AMCO’s investment management fee revenues as of a base date of September 30, 2018. The closing of the Reorganizations is expected to occur generally concurrently with the closing of the Transaction. Upon closing of the Transaction, the investment professionals and key employees of AMCO are expected to become employees of Victory Capital. Under the Purchase Agreement, AMCO and Victory Capital have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its respective fiduciary duties, to satisfy the conditions of Section 15(f).

Approval of one Reorganization is not conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction. The client revenue condition for the closing of the Transaction effectively means that even if an Acquired Fund’s shareholders approve a Reorganization, the Transaction and the Reorganization may not close. Such closing will depend on enough shareholders of other Acquired Funds and other AMCO advisory clients approving the actions required of them in connection with the Transaction. If the Transaction is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with AMCO as their investment adviser.

If the shareholders of an Acquired Fund do not approve the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with AMCO will terminate by its terms and in accordance with the 1940 Act. At that point, the Board of the USAA ETF Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) approving an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Comparison of Investment Advisers and Investment Advisory Fees

About USAA Asset Management Company (“AMCO”)

AMCO serves as the investment adviser of each Acquired Fund. AMCO is an affiliate of USAA, a large, diversified financial services institution. AMCO’s mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. AMCO had approximately $161.8 billion in total assets under management as of December 31, 2018.

AMCO provides investment management services to the Funds pursuant to a Management Agreement. Under this agreement, AMCO is responsible for managing the business and affairs of the Acquired Funds, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Acquired Funds’ Management Agreement is available in each Acquired Fund’s semiannual report to shareholders for the period ended February 28, 2018.

For AMCO’s services provided under the Management Agreement, each Acquired Fund pays AMCO fees, accrued daily and paid monthly, equal to the following annualized rates:

Fund	Management Agreement
USAA MSCI USA Value Momentum Blend Index ETF	0.15%
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	0.15%
USAA MSCI International Value Momentum Blend Index ETF	0.25%
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	0.30%
USAA Core Short-Term Bond ETF	0.25%
USAA Core Intermediate-Term Bond ETF	0.30%

Under a contractual expense limitation agreement in place for each Acquired Fund (the “AMCO Expense Limitation Agreement”), AMCO has contractually agreed to waive a portion of its investment management fees in an amount equal to five one hundredths of one percent (0.05%) of the average daily net assets of each Acquired Fund through December 31, 2019, and the waiver cannot be terminated or reduced without approval of the Fund’s Board during that term.

About Victory Capital Management Inc. Victory Capital will serve as the investment adviser to each of the Acquiring Funds. Victory Capital is a New York corporation registered as an investment adviser under the Investment Advisers Act of 1940. Victory Capital will oversee the operations of each Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of Victory Portfolios II. As of December 31, 2018, Victory Capital managed or advised assets totaling approximately $52.7 billion for individual and institutional clients. Victory Capital’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Under its Investment Management Agreement with Victory Portfolios II on behalf of the Acquiring Funds, Victory Capital will regularly provide investment advice to each of the Acquiring Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of each Acquiring Fund. For the advisory services it provides, the Acquiring Funds will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rates set forth in the table below:

Acquiring Fund	Annual Fee (as a Percentage of Daily Net Assets)
VictoryShares USAA MSCI USA Value Momentum ETF	0.15%
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	0.15%
VictoryShares USAA MSCI International Value Momentum ETF	0.25%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	0.30%
VictoryShares USAA Core Short-Term Bond ETF	0.25%
VictoryShares USAA Core Intermediate-Term Bond ETF	0.30%

Pursuant to the Victory Expense Limitation Agreement with the Acquiring Funds, for at least two years following the closing of the Reorganizations, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of each Acquiring Fund to the extent necessary to maintain the total net annual operating expenses (excluding any acquired fund fees and expenses, dividend and interest expenses on short sales, other interest expenses, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) at a level that will be no higher than they are under the current AMCO Expense Limitation Agreement August 31, 2018. See “Comparison of Current and Pro Forma Expenses” in each Acquired Fund’s proposal for more details on Victory Capital’s Expense Limitation Agreement.

A discussion regarding the basis for the Victory Portfolios II Board’s approval of the investment advisory agreement for each of the Acquiring Funds will be available in each Acquiring Fund’s next shareholder report following the close of the Reorganizations.

Manager of Managers Structure

Both the Acquired Funds and AMCO and the Acquiring Funds and predecessor to Victory Capital have received an exemptive order from the SEC that permits the adviser (e.g., AMCO or Victory Capital, as applicable), subject to the approval of the respective Board, to appoint or terminate a sub-adviser or allocate and reallocate a Fund’s assets among the adviser and any other non-affiliated sub-advisers to manage all or a portion of a Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisers without obtaining shareholder approval (each a “Manager of Managers Order”). Under the terms of these Manager of Managers Orders, the manager of managers structure applies to sub-advisers that are not affiliated with the applicable Fund or its adviser.

Victory Capital has applied for a new exemptive order (“New Victory Order”) that is substantially similar to the relief in the current Manager of Managers Orders except that, if granted, it would (1) allow Victory Capital to appoint or replace sub-advisers that are affiliated with the Acquiring Funds or Victory Capital under certain circumstances, (2) permit the Acquiring Funds to disclose fees payable to sub-advisers for a Fund in the aggregate, rather than disclosing the specific sub-advisory fee payable to each sub-adviser, and (3) allow Victory Capital to rely on the relief to operate in a “master-feeder” structure. Victory Capital intends to rely on the New Victory Order once granted in the event that it appoints or replaces any sub-advisers for the Acquiring Funds in the future, although it does not presently intend to do so.

Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Funds and those expected to serve the Acquiring Funds following the closing of the Reorganizations.

SERVICE PROVIDERS

Service Provider	Acquired Funds	Acquiring Funds
Distributor	USAA Investment Management Company	Foreside Fund Services, LLC
Investment Adviser	AMCO	Victory Capital
Investment Sub-Adviser	SSGA FM (Acquired Index Funds) N/A (Acquired Bond Funds)	N/A
Administrator	AMCO	Victory Capital
Sub-Administrator/Sub-Fund Accountant	State Street Bank and Trust Company	Citi Fund Services Ohio, Inc.
Custodian/Transfer Agent	State Street Bank and Trust Company	Citibank, N.A.
Independent Registered Public Accounting Firm	Ernst & Young LLP	Cohen & Company, Ltd.

VOTING AND OTHER INFORMATION

Who May Vote

All shareholders of the Acquired Funds who own shares as of the close of business on [February 22], 2019 (the “Record Date”) are entitled to vote on the proposals.

Voting.

Shareholders of record of each Acquired Fund on the Record Date are entitled to vote at the Meeting. With respect to each Reorganization, shareholders of each Acquired Fund are entitled to one vote for each share owned. The proposal to approve the Agreement will be deemed to be separate proposals with respect to each Acquired Fund. Accordingly, shareholders of the Acquired Funds will vote separately on the proposals to reorganize each Acquired Fund into each corresponding Acquiring Fund pursuant to the Agreement. The number of shares of beneficial interest outstanding and entitled to be voted of each Acquired Fund as of the close of business on the Record Date is set forth in the table below:

Total
USAA MSCI USA Value Momentum Blend Index ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF
USAA MSCI International Value Momentum Blend Index ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF
USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF

Broker-dealer firms holding shares of the Acquired Funds in street name for the benefit of their customers will request the instructions of such customers on how to vote their shares before the Meeting. The Acquired Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions from its customers have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. [The Acquired Funds anticipate that the NYSE will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the Reorganizations.]  A signed proxy card that does not specify how the beneficial owner’s shares are to be voted on the Reorganizations may be deemed to be an instruction to vote “FOR” the Proposal.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

If you appoint a proxy or provide instructions by signing and returning your proxy card(s), you can revoke that appointment or those instructions before they are exercised. If you are a shareholder, you can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing that you have revoked your proxy prior to the Meeting by writing to the Secretary of the Trust at the following address: 9800 Fredericksburg Road, San Antonio, Texas 78288, or by attending the Meeting and voting in person.

Voting in Person

If you attend the Meeting, but your shares are held in the name of your broker, bank, or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you do not bring with you such a letter, the Trust may at its sole discretion accept a provisional ballot from you pending validation that you are the actual beneficial owner of shares of the Acquired Fund(s).

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, for an Acquired Fund to hold a valid shareholder meeting. An Acquired Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. With respect to any Acquired Fund, the USAA ETF Trust’s First Amended and Restated Master Trust Agreement provides that the presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the Acquired Fund’s shares entitled to vote shall be a quorum for the transaction of business.

The approval of the Reorganization with respect to an Acquired Fund requires the approval of a “majority of the outstanding voting securities” of the Acquired Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of an Acquired Fund means the vote of the lesser of (i) 67% or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Acquired Fund.

All shareholders of each Acquired Fund as of the Record Date will be entitled to vote on the Reorganization pertaining to their Acquired Fund. Voting with respect to the proposals will take place on a Fund-by-Fund basis, meaning that your vote with respect to one Acquired Fund in which you hold shares will be counted together with the votes of other shareholders of such Acquired Fund, but will not be counted together with votes of shareholders of any other Acquired Fund. Therefore, a vote for a proposal with respect to one Acquired Fund will not affect the approval of a proposal with respect to any other Acquired Fund.

As noted above under “Agreement Between USAA and Victory Capital Regarding the Reorganizations,” approval of one Reorganization is not conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction. The client revenue condition for the closing of the Transaction effectively means that even if an Acquired Fund’s shareholders approve a Reorganization, the Transaction and the Reorganization may not close. Such closing will depend on enough shareholders of other Acquired Funds and other AMCO advisory clients approving the actions required of them in connection with the Transaction.

Shares represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Abstentions and “broker non-votes” (i.e., shares held by brokers, banks, or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank, or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have the effect of a vote against each proposal. Because there are no proposals on which broker-dealers may vote in their discretion on behalf of their clients, the Acquired Funds do not expect to receive any broker non-votes.

Where shares of an Acquired Fund are held by another fund for which AMCO serves as the investment adviser, those shares will be voted generally in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) as set forth in the ISS Proxy Voting Guidelines and as customized by AMCO with respect to certain matters.

Adjournments

In the event that a quorum is not present at the Meeting or if a quorum is present, but sufficient votes in favor of one or more proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of any proposal to adjourn the Meeting under the foregoing circumstances.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal meetings, or e-mail by officers of the Funds, employees, or agents of

AMCO, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Meeting approaches. The Funds have retained a proxy solicitor, [Broadridge], to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the proxy solicitor has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposals described in the Proxy Statement. Should shareholders require additional information, they may call USAA Investments toll free at [(800) 531-1235].

Costs of the Meeting

AMCO and Victory Capital will bear equally share all expenses incurred in connection with the Meeting, including the costs of preparing, printing, and mailing this Proxy Statement, soliciting proxies, and any costs related to adjournments, whether or not the proposals are approved by shareholders. The Funds will not bear any portion of these expenses. The cost of retaining the proxy solicitor is estimated to be approximately $13,000. This estimate does not reflect the costs associated with (i) solicitation efforts with respect to record holders or beneficial owners of shares, (ii) printing and mailing of the proxy materials, or (iii) reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners.

Other Matters to Come Before the Meeting

The Trust is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy card(s) will confer upon the person or persons entitled to vote the shares represented by such proxy, or in accordance with such instructions, the authority to vote in their discretion on any other business that may properly come before the Meeting.

Householding

As permitted by law, only one copy of this Proxy Statement/Prospectus may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust’s proxy solicitor at 844-858-7380. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was previously mailed. Shareholders wishing to receive separate copies of a Trust’s reports and proxy statements in the future should contact 800-531-8722.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 9800 Fredericksburg Road, San Antonio, Texas 78288, who will forward such communication as appropriate.

Shareholder Information

The Trust, as a Delaware statutory trust, is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 9800 Fredericksburg Road, San Antonio, Texas 78288 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Additional information about the Acquired Funds is available in their respective prospectuses, SAI, and annual and semiannual reports to shareholders. Each Acquired Fund’s most recent annual and semiannual reports have previously been mailed to shareholders. Additional copies of any of these documents are available without charge by calling USAA Investments or by writing to [   ]. All of these documents also are on file with the SEC and are available on the SEC’s website at www.sec.gov.

CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization of Acquired Funds and Acquiring Funds

Each Acquiring Fund will be the successor to the accounting and performance information of the corresponding Acquired Fund after consummation of the Reorganizations. Only pro forma capitalization information is shown for the Acquiring Funds because the Acquiring Funds will not commence investment operations until the completion of the Reorganizations. The following table shows the capitalization as of December 31, 2018 for each Acquired Fund and, with respect to each Acquiring Fund, on a pro forma basis, assuming the Reorganizations had taken place as of that date and that the Fund’s assets were valued based upon the Acquiring Fund’s valuation procedures.

Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund*

Fund	Net assets	Net asset value per share	Shares outstanding
USAA MSCI USA Value Momentum Blend Index ETF (Current) (Acquired Fund)	355,398,378.88	44.99	7,900,000.00
VictoryShares USAA MSCI USA Value Momentum ETF (Pro Forma) (Acquiring Fund)	355,398,378.88	44.99	7,900,000.00
USAA MSCI USA Small Cap Value Momentum Blend Index ETF (Current) (Acquired Fund)	77,172,220.22	45.40	1,700,000.00
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (Pro Forma) (Acquiring Fund)	77,172,220.22	45.40	1,700,000.00
USAA MSCI International Value Momentum Blend Index ETF (Current) (Acquired Fund)	277,588,931.26	41.43	6,700,000.00
VictoryShares USAA MSCI International Value Momentum ETF (Pro Forma) (Acquiring Fund)	277,588,931.26	41.43	6,700,000.00
USAA MSCI Emerging Markets Value Momentum Blend Index ETF (Current) (Acquired Fund)	160,772,964.46	41.76	3,850,000.00
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (Pro Forma) (Acquiring Fund)	160,772,964.46	41.76	3,850,000.00
USAA Core Short-Term Bond ETF (Current) (Acquired Fund)	66,784,397.40	49.47	1,350,000.00
VictoryShares Core Short-Term Bond ETF (Pro Forma) (Acquiring Fund)	66,784,397.40	49.47	1,350,000.00
USAA Core Intermediate-Term Bond ETF (Current) (Acquired Fund)	175,677,308.73	48.13	3,650,000.00
VictoryShares USAA Core Intermediate-Term Bond ETF (Pro Forma) (Acquiring Fund)	175,677,308.73	48.13	3,650,000.00

* Assumes the Reorganizations were consummated on December 31, 2018 and is for informational purposes only.

Interest of Certain Persons in the Reorganizations

Acquired Funds

Exhibit F sets forth certain additional information regarding the persons who owned of record or beneficially 5% or more of the outstanding shares of each Acquired Fund, as of [February 22], 2019.

As of [February 22], 2019, the officers and trustees of each Acquired Fund, as a group, owned less than 1% of the outstanding shares of the Acquired Funds except as follows:

[   ]

Acquiring Funds

No shares of the Acquiring Funds were outstanding as of the date of this Combined Prospectus/Proxy Statement (other than a single share of each Acquiring Fund issued to Victory Capital for approval of certain organizational matters).

Financial Highlights

Acquired Funds

The financial highlights that are included in the Acquired Funds’ August 31, 2018 Annual Report to shareholders are attached hereto as Exhibit G.

Acquiring Funds

Audited financial information for the Acquiring Funds is not available because the Acquiring Funds have not commenced operations as of the date of the proxy statement/prospectus. For this reason, no financial highlights of the Acquiring Funds are included herein. Each Acquired Fund will be the accounting and performance survivor of its respective Reorganization.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ • ], by and among Victory Portfolios II, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series portfolio set forth on Schedule A (each, an “Acquiring Fund”), and USAA ETF Trust, a Delaware statutory trust (the “Acquired Trust”), on behalf of each series portfolio set forth on Schedule A (each, an “Acquired Fund”), and, for purposes of Section 9.2 only, Victory Capital Management Inc. (“Victory Capital”) and USAA Asset Management Company (“AMCO”).  The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

This Agreement applies to each reorganization between an Acquired Fund and its corresponding Acquiring Fund as if each reorganization is the subject of a separate agreement.  Each Acquired Fund and the Acquired Trust, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Acquiring Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of:

1)                                     the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), without par value;

2)                                     the assumption by the Acquiring Fund of all of the Liabilities (as hereinafter defined) of the Acquired Fund; and

3)                                     the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of the Acquiring Fund Shares pro rata to each of the shareholders of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the Liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

1.1.                            Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)                                 The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)                                 In consideration therefor, the Acquiring Fund shall, on the Closing Date: (i) issue and deliver to the Acquired Fund, as applicable, shares of a corresponding Acquiring Fund, having a net asset value equal to the net asset value of, as applicable, the corresponding Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.2.; and (ii) assume all of the Acquired Fund’s liabilities, debts, obligations, and duties existing on the Closing Date (collectively, “Liabilities”). The Acquiring Fund Shares shall be delivered in one or more Creation Unit aggregations.  A “Creation Unit” shall consist of Acquiring Fund Shares in such amounts as determined by the Board of Trustees of the Acquiring Trust.  Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)                                  Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute (or cause its transfer agent to distribute) to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it, each shareholder being entitled to receive that number of Acquiring Fund Shares equal to the total number of shares of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder as of the Closing Date.

1.2.                            The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.                            As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute (or cause its transfer agent to distribute) pro rata to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books or share records of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due to such shareholders.  The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.                            [RESERVED]

1.5.                            As soon as reasonably practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation.  As promptly as reasonably practicable after the liquidation of the Acquired Fund and the liquidation of all other outstanding series of shares of the Acquired Trust, the Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust’s currently-effective First Amended and Restated Master Trust Agreement and Bylaws and applicable law, and its legal existence terminated.  Any reporting responsibility of the Acquired Fund for periods ending prior to the Closing Date is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.                            Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

1.7.                            At or before the Closing Date, the Acquiring Fund shall redeem one Acquiring Fund Share (the “Initial Share”), the issuance of which was duly authorized and issued to Victory Capital or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that the Board of Trustees of the Acquiring Trust determines), to vote on any investment  advisory agreement, distribution and service plan, and other agreements and plans and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder.

2.                                      VALUATION.

2.1.                            On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date attributable to Acquired Fund Shares, less the value of the liabilities of the Acquired Fund attributable to Acquired Fund Shares, determined as hereafter provided in this Section 2.

2.2.                            The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust’s currently-effective

Amended and Restated Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”).

2.3.                            The Valuation Date shall be 4:00 p.m. Eastern time [on the business day immediately preceding the Closing Date,] or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.4.                            The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund.  The Acquired Fund shall distribute in liquidation Acquiring Fund Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to the Acquiring Trust’s transfer or similar agent which will as soon as practicable set up open accounts for Acquired Fund shareholders of record in accordance with written instructions furnished by the Acquired Fund.

2.5.                            The Acquired Fund will make commercially reasonable efforts to pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex-dividend” prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.6.                            All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and the Acquiring Fund Prospectus.

3.                                      CLOSING AND CLOSING DATE.

3.1.                            The Closing Date shall be [•, at •], or at such other date and time to which the parties may agree.  The Closing shall be held at the offices of Victory Capital or at such other place as the parties may agree.

3.2.                            The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to Citibank, N.A. as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date.  On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the

Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.  The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “Citibank, N.A. custodian for [•] Fund.”

3.3.                            In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is deemed impracticable by a duly authorized officer of each of the Acquired Trust and the Acquiring Trust, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other parties.

3.4.                            At the Closing, the Acquired Fund, or its transfer or similar agent, shall deliver to the Acquiring Fund, or its designated agent, instructions necessary for the pro rata distribution of Acquiring Fund Shares as described in Section 2.4 above, all as of the close of business on the Valuation Date, certified by any duly elected officer of the Acquired Trust on behalf of the Acquired Fund.  The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.                            At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.                                      REPRESENTATIONS AND WARRANTIES.

4.1.                            Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                                 The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement.  The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund.  The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)                                 The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the currently-effective First Amended and Restated Master Trust Agreement of the Acquired Trust and the 1940 Act.

(c)                                  The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust’s currently-effective First Amended and Restated Master Trust Agreement or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)                                 The Acquired Fund Prospectus conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                                  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)                                   No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired

Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation.  Neither the Acquired Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)                                  The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended August 31, 2018, audited by Ernst & Young LLP, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, that are required to be shown on a balance sheet in accordance with such accounting principles, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since August 31, 2018.  Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2018, whether or not incurred in the ordinary course of business.

(h)                                 Since August 31, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business).  For purposes of this provision and similar provisions in this Agreement with respect to the Acquired Fund’s financial condition, a decline in net asset value per Acquired Fund Share due to declines in market values of securities held by the Acquired Fund or due to redemption of Acquired Fund Shares by Acquired Fund shareholders will not constitute a material adverse change.

(i)                                     As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid.  The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement.  All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books.  To the best of the Acquired Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)                                    The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue during the taxable year that includes the Closing Date to meet such requirements at all times through the Closing Date.  The Acquired Fund is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code.  There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books.  The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Fund and claimed for the dividends paid deduction at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)                                 The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)                                     The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, $.001 par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time.  The outstanding shares of beneficial interest of the Acquired Fund are divided into shares, having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the Acquired Fund’s share records as provided in Section 3.4.  All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)                             The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund and subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(n)                                 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(o)                                 The information relating to the Acquired Trust and the Acquired Fund furnished in writing by the Acquired Trust and the Acquired Fund to the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(p)                                 As of the date of this Agreement, the Acquired Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably necessary for the preparation of prospectuses, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it contains information relating to the Acquired Trust or the Acquired Fund furnished to the Acquiring Trust by the Acquired Trust or the Acquired Fund in writing for inclusion therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q)                                 There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement or as otherwise disclosed to the Acquiring Fund.

(r)                                    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the rules of NYSE Arca, Inc. (the “Exchange”), or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(s)                                   As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement.  At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third-party creditor of the Acquired Fund except securities that are subject to “securities loans’ as referred to in Section 851(b)(2) of the Code or that are restricted as to resale by their terms, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of August 31, 2018, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after August 31, 2018, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(t)                                    To the best of the Acquired Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.                            Representations and Warranties of the Acquiring Trust and the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                                 The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement.  The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquiring Fund.  The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)                                 The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Acquiring Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and the 1940 Act.

(c)                                  The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or currently-effective Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)                                 As of the Closing Date, the Acquiring Fund’s current prospectuses and statements of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                                  No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation.  Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)                                   The Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(g)                                  The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of operations).  The Acquiring Fund is (and will continue to be) classified as an association taxable as a corporation for federal income tax purposes.  It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.  However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

(h)                                 The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time.  As of the date of this Agreement, the Acquiring Fund has no outstanding shares, except the Initial Share.  As of the Closing Date, the outstanding shares of beneficial interest of the Acquiring Fund will be divided into shares, having the characteristics described in the Acquiring Fund Prospectus.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(i)                                     The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(j)                                    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(k)                                 The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)                                     As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)                             There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)                                 The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)                                 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.                                      COVENANTS OF THE PARTIES.

5.1.                            The Acquired Trust and the Acquiring Trust, and the Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.

5.2.                            The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as reasonably practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering the Reorganization as herein provided, including adopting this

Agreement, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.                            In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.                            Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement, and the rules of the Exchange.

5.5.                            The Acquired Fund shall cause to be timely filed tax returns (taking into account extensions) required to be filed with respect to the Acquired Fund for the taxable year ending on August 31, 2018 and shall cause to be paid any taxes shown as due thereon.  The parties shall reasonably cooperate with each other in connection with the tax preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date.

5.6.                            The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the rules of the Exchange, as applicable, and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.                            The Acquired Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Trust’s currently-effective First Amended and Restated Master Trust Agreement and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

5.8.                            (a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Trust’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Trust’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.                            The Acquired Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Acquired Trust’s duly authorized officer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.                            The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Acquired Trust’s duly authorized officer, and a certificate of such officer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since August 31, 2018 (other than changes occurring in the ordinary course of business).

6.3.                            The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, if any, may not properly acquire.

6.4.                            All proceedings taken by the Acquired Trust or the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.                            The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by a duly authorized officer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.                            The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7.                            The Acquired Fund’s transfer or similar agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer or similar agent as of the Closing Date, and (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date.  The Acquired Fund’s transfer or similar agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer or similar agent.

6.8.                            The Acquiring Fund shall have received a favorable opinion of K&L Gates LLP, counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)                                 The Acquired Trust is a “Delaware statutory trust” validly existing under the laws of the State of Delaware and has power as a Delaware statutory trust to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement, and the Acquired Fund is a separate series thereof duly established in accordance with the currently-effective First Amended and Restated Master Trust Agreement and Bylaws of the Acquired Trust and applicable law.

(b)                                 This Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)                                  The Acquired Fund has the power as a series of a Delaware statutory trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(d)                                 The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust’s currently-effective First Amended and Restated Master Trust Agreement or Bylaws or violate any provision of any agreement specified in a Certificate of Officer of the Acquired Trust to which the Acquired Trust or the Acquired Fund is a party, or by which it is bound the violation of which would have a material adverse effect on the Acquired Fund or, result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound, specified in a Certificate of Officer of the Acquired Trust.

(e)                                  No consent, approval, authorization or order of any State of Delaware or federal governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f)                                   The Acquired Trust is registered with the Commission as an investment company under the 1940 Act.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.                            The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring

Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.                            The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund at the Closing Date in connection with the transactions contemplated by this Agreement.

7.3.                            All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.                            The Acquired Fund shall have received a favorable opinion of Morris, Nichols, Arsht & Tunnell LLP (with respect to matters of Delaware law), as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morris, Nichols, Arsht & Tunnell LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)                                 The Acquiring Trust is a “Delaware statutory trust” validly existing under the laws of the State of Delaware and has power as a Delaware statutory trust to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the Amended and Restated Agreement and Declaration of Trust and the Bylaws of the Acquiring Trust, each as amended, and applicable law.

(b)                                 This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)                                  The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust or Bylaws.

(d)                                 No consent, approval, authorization or order of any Delaware state governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)                                  Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable shares of beneficial interest in the Acquiring Fund.

7.5.                            The Acquired Fund shall have received a favorable opinion of Shearman & Sterling LLP, as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Shearman & Sterling LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)                                 The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

(b)                                 The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate any provision of any agreement specified in a Certificate of Officer attached hereto as Exhibit A, or result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party, or by which it is bound, specified in the aforementioned Certificate of Officer attached hereto as Exhibit A.

(c)                                  No consent, approval, authorization or order of any federal governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)                                 The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.                            This Agreement shall have been approved by a majority of the outstanding voting securities of the Acquired Fund in the manner required by the Acquired Trust’s currently-effective First Amended and Restated Master Trust Agreement and Bylaws and the parties shall have received reasonable evidence of each such approval.

8.2.                            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.                            All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.                            The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.                            Both the post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to the continuous offering of issuing shares in Creation Units of the Acquiring Fund and the registration of a class of securities of the Acquiring Trust pursuant to section 12(b) of the 1934 Act on Form 8-A shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6.                            The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Shearman & Sterling LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)                                 The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)                                 No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)                                  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)                                 The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)                                  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)                                   No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)                                  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)                                 An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)                                     The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

The opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.7.                            At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.                                      BROKERAGE FEES; EXPENSES.

9.1.                            Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.                            As separately agreed between Victory Capital and AMCO, Victory Capital and AMCO agree to assume and to pay all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transaction contemplated by this Agreement.

10.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.                     This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.                     The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 9, 14 and 15.

11.                               TERMINATION.

11.1.                     This Agreement may be terminated by the mutual agreement of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2.                     In addition, either of the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)                                 With respect to a termination by the Acquired Trust, of a material breach by the Acquiring Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Trust, of a material breach by the Acquired Trust or Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Trust or the Acquired Fund at or prior to the Closing Date;

(b)                                 A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)                                  Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.                     [RESERVED]

11.4.                     In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.                               TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.                               AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.                               NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by, telecopy or certified mail addressed to the Acquired Trust or the Acquired Fund at 9800 Fredericksburg Road, San Antonio, Texas 78288-0227, Attn: Sonia Kurian, with a copy to Robert J. Zutz, K&L Gates LLP, 1601 K Street N.W., Washington, DC 20006-1600, or the Acquiring Trust or the Acquiring Fund at 4900 Tiedeman Road, Brooklyn, Ohio 44144, Attn: Christopher K. Dyer, with a copy to Jay G. Baris, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

15.                               MISCELLANEOUS.

15.1.                     The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.                     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.                     This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.                     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.                     All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.                     A copy of the Acquired Trust’s Certificate of Trust, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law.  This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the

Acquired Fund individually but are binding only upon the assets and property of the Acquired Trust or upon the assets belonging to the series for the benefit of which the Trustees have caused this Agreement to be made.

15.7.                     A copy of the Acquiring Trust’s Certificate of Trust, to which reference is hereby made, is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law.  This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series for the benefit of which the Trustees have caused this Agreement to be made.

15.8                        It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such.  Neither the authorization by the Board of Trustees of the Acquiring Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust.

15.9                        It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquired Trust personally, but shall bind only the Acquired Trust property of the Acquired Fund, as provided in the Acquired Trust’s currently-effective First Amended and Restated Master Trust Agreement.  The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquired Trust on behalf of the Acquired Fund and signed by authorized officers of the Acquired Trust, acting as such.  Neither the authorization by the Board of Trustees of the Acquired Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquired Trust property of the Acquired Fund as provided in the Acquired Trust’s currently-effective First Amended and Restated Master Trust Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

USAA ETF TRUST,
on behalf of each of its series portfolios listed on Schedule
A, individually and not jointly

By:
	Name:	[ ]
	Title:	[ ]

VICTORY PORTFOLIOS II,
on behalf of each of its series portfolios listed on Schedule
A, individually and not jointly

By:
	Name:	Christopher K. Dyer
	Title:	President

For purposes of Section 9.2 only:

VICTORY CAPITAL MANAGEMENT INC.

By:
	Name:	Michael D. Policarpo II
	Title:	Chief Operating Officer

For purposes of Section 9.2 only:

USAA ASSET MANAGEMENT COMPANY

By:
Name:
Title:

SCHEDULE A

USAA ETF Trust Acquired Fund	Victory Portfolio II Acquiring Fund
USAA Core Intermediate-Term Bond ETF (UITB)	VictoryShares USAA Core Intermediate-Term Bond ETF
USAA Core Short-Term Bond ETF (USTB)	VictoryShares USAA Core Short-Term Bond ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF (EUVM)	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF (UIVM)	VictoryShares USAA MSCI International Value Momentum ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF (USVM)	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI USA Value Momentum Blend Index ETF (ULVM)	VictoryShares USAA MSCI USA Value Momentum ETF

EXHIBIT B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Below is additional information regarding the Acquiring Funds, which is identical to that which applies to the Acquired Funds, that supplements the information stated above in the “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” sections under the heading “Comparison of Acquired Funds and Acquiring Funds — All Reorganizations” of this Proxy Statement/Prospectus. Unless otherwise noted, all references to a Fund or the Funds in this Exhibit B refer to an Acquiring Fund or the Acquiring Funds, as applicable.

VictoryShares USAA MSCI USA Value Momentum ETF

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

The Index is designed to deliver exposure to equity securities of large- and mid-capitalization U.S. issuers that have higher exposure to value and momentum factors within the MSCI USA Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization-weighted indexes. As of September 1, 2018, the market capitalization of the issuers in the Index ranged from $4.3 billion to $863 billion. The range may change from time to time. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single sector.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights.

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Index is comprised solely of securities issued by small capitalization companies. As of September 1, 2018, the market capitalization of the issuers in the Index ranged from $200 million to $14.8 billion. The range may change from time to time.

The Index is designed to deliver exposure to equity securities of small capitalization U.S. issuers that have higher exposure to value and momentum factors within the MSCI USA Small Cap Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization-weighted indexes. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g., forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Prospectus. The constituents are weighted such that securities with lower realized volatility are given higher Index weights.

VictoryShares USAA MSCI International Value Momentum ETF

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

The Index is designed to deliver exposure to equity market performance in non-U.S. markets and provide higher exposure to value and momentum factors within the MSCI World ex USA Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization-weighted indexes. As of September 1, 2018, the Index provided exposure to the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.

The Index Provider determines whether an issuer is located in a particular country by reference to the Index methodology. In general, the Index Provider determines the country classification of a company by the company’s country of incorporation and the primary listing of its securities. The Index Provider will classify a company in the country of incorporation if its securities have a primary listing in this country. In some cases, a company may be incorporated in one country while its securities have a primary listing in a different country. In such cases, the Index Provider performs an additional analysis to determine the company’s country classification. In addition to the company’s country of incorporation and the location of the primary listing, the Index Provider considers a set of criteria, including: (1) the security’s secondary listings if any; (2) the geographic distribution of the company’s shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the company’s history, and (6) the country in which investors consider the company to be most appropriately classified.

The Index Provider ranks each component of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. In order to limit overweighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider.

The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Index is comprised solely of securities issued by companies associated with emerging market countries as described more fully below.

The Index is designed to deliver exposure to equity market performance in the global emerging markets and provide higher exposure to value and momentum factors within the MSCI Emerging Markets Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization-weighted indexes. As of September 1, 2018, the emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Korea, Malaysia, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, and Turkey. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value. The Index Provider determines whether an issuer is located in a particular country by reference to the Index methodology.

The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.

The Index Provider determines whether an issuer is located in a particular country by reference to the Index methodology. In general, the Index Provider determines the country classification of a company by the company’s country of incorporation and the primary listing of its securities. The Index Provider will classify a company in the country of incorporation if its securities have a primary listing in this country. In some cases, a company may be incorporated in one country while its securities have a primary listing in a different country. In such cases, the Index Provider performs an additional analysis to determine the company’s country classification. In addition to the company’s country of incorporation and the location of the primary listing, the Index Provider considers a set of criteria, including: (1) the security’s secondary listings if any; (2) the geographic distribution of the company’s shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the company’s history, and (6) the country in which investors consider the company to be most appropriately classified.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. In order to limit overweighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider.

The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Bond Funds

The Funds will invest primarily in investment-grade securities, which include securities (a) issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as (b) securities rated or subject to a guarantee that is rated within the investment-grade categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”), or (c) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. Below are the current investment-grade ratings for four NRSROs:

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime—3 or MIG 3/VMIG 3
S&P Global Ratings	At least BBB-	At least A—3 or SP—2
Fitch Ratings Inc.	At least BBB-	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R—2 low

Each Fund may invest up to 20% of its net assets in foreign debt securities, including non-U.S. dollar-denominated securities and emerging market country (i.e., those that are in the early stages of their industrial cycles) securities. Each Fund also may invest in securities not considered foreign securities that carry foreign credit exposure.

Each Fund may invest in fixed-income securities that include mortgage- and asset-backed securities (“MBS” or “ABS”). Generally, MBS or ABS represent a pool of mortgages or other expected asset-based stream of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors. The investors then are entitled to the payments of interest and principal. Types of MBS in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.

Each Fund may not invest more than 20% in fixed-income securities (by weight of all fixed-income securities in the portfolio) of non-agency, non-government sponsored entities (“GSEs”), or privately issued MBS or ABS. Each Fund is limited to 20% of its net assets in preferred and convertible securities.

Each Fund also may invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodity futures contracts. Each Fund may invest in money market instruments and repurchase agreements. A repurchase agreement represents a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed-upon price on an agreed-upon date, the resale price of which reflects the purchase price plus an agreed-upon market rate of interest.

Each Fund may use derivatives, such as futures, foreign exchange derivatives, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, to enhance income, to hedge against certain risks, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.

Each Fund may seek to earn additional income by lending its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan be fully collateralized.

Each Fund may invest securities-lending collateral in one or more unaffiliated money market funds or securities that are consistent with the Funds’ investment objectives. The Adviser searches for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. The Adviser recognizes value by simultaneously analyzing the interaction of these factors among the securities available in the market. The Adviser will sell a security to minimize credit risk, to meet liquidity needs of the Fund, or if an attractive replacement is available.

Temporary Defensive Strategy

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that a Fund may not achieve its investment objective.

Investing with Victory

This section of describes how to how to buy, exchange, and sell shares of an Acquiring Fund and provides other information concerning the Acquiring Funds, referred to in this section as the “Funds”.

Share Price

The net asset value (“NAV”) of each Fund is generally determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, a Fund’s net asset value will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding (NAV = (assets - liabilities)/number of shares). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by Victory Capital in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

A Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of a Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, Victory Capital may need to price the security using a Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), each Fund’s NAV is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Premium/Discount Information

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers at market prices and a Fund’s shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of each Fund.

Information about each Fund’s daily market price and how often shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at www.VictorySharesLiterature.com under Form & Docs: VictoryShares ETFs.

How to Buy and Sell Shares

Shares of each Fund will be listed for trading on the Exchange under the ticker symbols listed on the cover of its prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of Shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity.

Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Funds’ APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds’ Distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire shares directly from a Fund, and APs may tender their shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 50,000 shares. Purchases and redemptions directly with a Fund must follow the Funds’ procedures, which are described in the SAI.

The Funds may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors. The approximate value of shares will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The approximate value generally is determined by using current market quotations. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares and the Funds do not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

Each Fund’s shares can only be purchased and redeemed directly from a Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that a Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. The Funds with exposure to non-U.S. securities employ fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Funds impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances.

The vast majority of trading in a Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains.

Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the Shares’ secondary market.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Funds, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.”  In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.

Distribution and Service Plan

The Funds have adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund’s Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by VictoryShares USAA MSCI USA Value Momentum ETF and VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, semi-annually by VictoryShares USAA MSCI International Value Momentum ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF and monthly for each Bond Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

As with any investment, you should consider how your investment in shares will be taxed. The tax information is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•                  A Fund makes distributions,

•                  You sell your shares listed on the Exchange, and

•                  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, each Fund ordinarily declares and pays dividends from net investment income, if any, quarterly by VictoryShares USAA MSCI USA Value Momentum ETF and VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, semi-annually by VictoryShares USAA MSCI International Value Momentum ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF and monthly for each Bond Fund. The Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions), if any, generally are taxable to non-corporate shareholders at preferential rates. A part of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains (at a 20% maximum rate for non-corporate shareholders), regardless of how long you have held the shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds are required to withhold 24% of your distributions and redemption proceeds if you have not provided the Funds with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.

Other Information

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Funds’ shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding disclosure of the securities in each Fund’s portfolio is found in the SAI. Each Fund’s portfolio is disclosed daily on the Funds’ website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.

While this Combined Proxy Statement/Prospectus and the SAI describe pertinent information about Victory Portfolios II and each Fund, neither this Prospectus nor the SAI represents a contract between Victory Portfolios II or a Fund and any shareholder.

Disclaimers

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares or any member of the public regarding the ability of the Funds to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares in connection with the administration, marketing, or trading of the Shares.

The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by Victory Portfolios II on behalf of the Funds, owners of the shares, or any other person or entity from the use of each Index or the data included therein.

The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

EXHIBIT C

PRINCIPAL RISKS

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. Not all of the risks are principal risks for each Fund. Please consult the “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” sections under the heading “Comparison of Acquired Funds and Acquiring Funds — All Reorganizations” of this Proxy Statement/Prospectus to determine which risks are applicable to each Fund. Additional information regarding the principal risks described below may be found under the heading “Principal Risks” in the Acquired Funds’ respective prospectuses.

The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. In addition, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

There is no assurance that a Fund will achieve its investment objective. Each Fund’s Share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund Shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. No Fund, by itself, is intended to be a complete investment program.

•                  Asset-Backed and Mortgage-Backed Securities Risk: Mortgage- and asset-backed securities (“MBS” or “ABS,” respectively), including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. These securities also are subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to higher interest rates and lower prepayments. As a result, the value of the securities will decrease. MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool.

•                  Authorized Participant Concentration Risk: The Fund’s shares may have a limited number of Authorized Participants, which are financial institutions that are able to purchase and redeem a large specified number of shares of the Fund in the form of “Creation Units.”  To the extent they cannot or otherwise are unwilling to engage in creation and redemption transactions and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount or premium to net asset value (“NAV”) and may face trading halts and delisting from the exchange.

•                  Calculation Methodology Risk: The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, the Subadviser, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

•                  Concentration Risk: In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

•                  Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.

•                  Debt Securities or Bond Risk: The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Because the Federal Reserve has been raising interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund’s portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return.

•                  Depositary Receipts Risk: Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, the Fund may not be aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts depends on the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

•                  Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

•                  If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security.

•                  Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.

•                  The prices of Depositary Receipts may differ from the prices of securities upon which they are based.

•                  To the extent the Fund invests in Depositary Receipts based on securities included in the Index, such differences in prices may increase index tracking risk.

•                  Derivatives Risk: Derivatives, including swap agreements, options, and futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

•                  Exchange-Traded Fund (“ETF”) Risk: The Fund’s shares are traded on an exchange and are bought and sold on the secondary market at market prices. The shares may trade at a premium or discount to NAV; and as a result, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. The Fund’s shares also face the risks of disruptions to creations and redemptions, and extreme volatility in their market price. Investors buying or selling shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Investment Company Act of 1940 (the “1940 Act”). It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the exchange.

•                  Foreign Securities Risk: Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

•                  Foreign Securities and Emerging Countries Risk: Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries. The securities markets of most emerging countries are less liquid, developed, and efficient; are subject to greater price volatility; have smaller market capitalizations; have more or less government regulation; and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in securities of issuers located in certain emerging countries involves the risk of loss resulting from problems in share registration, settlement, or custody and substantial economic, political, and social disruptions. These risks are not normally associated with investments in more developed countries.

•                  Geographic Risk: To the extent the Index focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or

•                  High-Yield Bond Risk: Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest, and they carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

•                  Index Risk: The Fund attempts to track the performance of a specific index. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

•                  Large-Capitalization Company Risk: Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

•                  Liquidity Risk: The Fund is subject to liquidity risk, which is the risk that the Fund’s investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.

•                  Management Risk: The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

•                  Market Risk: Any investment involves risk, and there is no assurance that the Fund’s investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

•                  Mid-Capitalization Company Risk: Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

•                  Mid-Capitalization and Small-Capitalization Risk: Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

•                  Momentum Risk: Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

•                  Regulatory Risk: The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.

•                  Securities Lending Risk: The Fund may lend it obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

•                  Seed Investor or Large Shareholder Risk: Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund’s NAV, market price, and brokerage costs.

•                  Small-Capitalization Company Risk: Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater business risks. Small-capitalization companies typically are less financially stable than larger, more established companies, and may depend on a small number of key personnel, making them vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.

•                  Tax-Efficiency Risk: Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind.

•                  Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of its respective Index. The performance of the Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling, transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected . For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

•                  U.S. Government Sponsored Enterprises (“GSEs”) Risk: While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If the GSE were to default on its obligations, the Fund might not be able to recover its investment.

•                  Valuation Risk: The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

•                  Value Risk: Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.

EXHIBIT D

INDEX PROVIDER INFORMATION AND DISCLAIMERS

Index Provider

MSCI is a provider of investment decision support tools to investors globally. MSCI products and services include indices, portfolio risk and performance analytics, and governance tools. MSCI is not affiliated with the Trust, AMCO, Victory Capital or any of their respective affiliates. AMCO or any of its respective affiliates has entered into a license agreement with the Index Provider to use each Index. AMCO or any of its respective affiliates sublicense rights in each Index to the Acquired Funds at no charge. Victory Capital intends to continue such arrangements following the Reorganization with respect to the Acquiring Funds.

Disclaimers

THE INDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY AMCO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF ANY INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN SUCH FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO ANY INDEX FUND OR THE ISSUER OR OWNERS OF SUCH FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF ANY INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF ANY INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH SUCH FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF ANY INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF SUCH FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE INDEX FUNDS, OWNERS OF THE INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first

D-1

contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

D-2

EXHIBIT E

COMPARISON OF ORGANIZATIONAL DOCUMENTS

This chart shows the material terms of the First Amended and Restated Master Trust Agreement and By-Laws of the Acquired Funds and the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Acquiring Funds.

Policy	Acquired Funds	Acquiring Funds
Shareholder Liability

All persons extending credit to, contracting with or having any claim against the Acquired Trust or any fund shall look only to the assets of the fund with which such person dealt or to which such matter relates for payment under such credit, contract or claim; and neither the shareholders of the Acquired Trust or any fund nor the trustees, nor any of the Acquired Trust’s or any fund’s officers, employees or agents, whether past, present or future, nor any other fund shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Acquired Trust, any fund or the trustees or any of them in connection with the Acquired Trust shall be conclusively deemed to have been executed or done only by or for the Acquired Trust or the applicable fund or the trustees in their capacity as such and not personally. The trustees and the Acquired Trust’s and each fund’s officers, employees and agents shall not be liable to the Acquired Trust, any fund or the shareholders; provided however, that nothing in the Declaration of Trust shall protect any trustee or officer, employee or agent against any liability to the Acquired Trust, the applicable fund or the applicable shareholders to which such trustee or officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee or of such officer, employee or agent.

Shares shall be deemed to be personal property giving to shareholders only the rights provided in the Declaration of Trust and under applicable law. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to the terms thereof and to have become a party thereto. The death of a shareholder during the existence of the Acquiring Trust shall not operate to dissolve the Acquiring Trust or any series, nor entitle the representative of any deceased shareholder to an accounting or to take any action in court or elsewhere against the Acquiring Trust or the trustees or any series, but entitles such representative only to the rights of said deceased shareholder under the Declaration of Trust. Ownership of shares shall not entitle the shareholder to any title in or to the whole or any part of the Acquiring Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of shares constitute the shareholders as partners. Neither the Acquiring Trust nor the trustees, nor any officer, employee or agent of the Acquiring Trust, shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. All shares when issued on the terms determined by the Board of Trustees shall be fully paid and nonassessable. As provided in the Delaware Statutory Trust Act, shareholders of the Acquiring Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

Shareholder Voting Rights	The shareholders shall have power to vote only (i) for the election or removal of trustees and (ii) with respect to such additional matters relating to the Acquired Trust or the	The shareholders shall have power to vote only (i) for the election of trustees, including the filling of any vacancies in the Board of Trustees; (ii) with respect to such additional

Policy	Acquired Funds	Acquiring Funds

applicable fund or class as may be required by applicable law, the Declaration of Trust, the By-Laws, or the requirements of any securities exchange on which shares of such fund or class are listed for trading, or as the trustees may consider necessary or desirable. There shall be no cumulative voting in the election of trustees.

matters relating to the Acquiring Trust as may be required by the Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Acquiring Trust filed with the SEC; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable. The shareholder of record of each share shall be entitled to one vote for each full share, and a fractional vote for each fractional Share. Shareholders shall not be entitled to cumulative voting in the election of trustees or on any other matter.

Shareholder Meetings

No annual or regular meeting of shareholders is required. Special meetings of shareholders may be called by the trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as therein provided or upon any other matter deemed by the trustees to be necessary or desirable. Written notice of any meeting of shareholders shall be given or caused to be given by the trustees by mail, facsimile or other electronic means at least seven (7) days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Acquired Trust or the applicable fund. The trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding not less than 10% of the shares then outstanding. If the trustees shall fail to call or give notice of any meeting of shareholders for a period of thirty (30) days after written application by shareholders holding at least 10% of the shares then outstanding requesting a meeting be called for the foregoing or any other purpose requiring action by the shareholders as provided therein or in the By-Laws, then shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for therein in case of call thereof by the trustees.

Meetings of the Shareholders may be held within or outside the State of Delaware. Meetings of the shareholders of the Acquiring Trust or a series may be called by the Board of Trustees, Chairman of the Board or the President of the Acquiring Trust for any lawful purpose, including the purpose of electing Trustees. Special meetings of the shareholders of the Acquiring Trust or any series shall be called by the Board of Trustees, Chairman or President upon the written request of shareholders owning at least one-third (1/3) of the outstanding shares entitled to vote. Whenever ten or more shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other shareholders with a view to obtaining signatures on such a request for a meeting, the trustees shall comply with the provisions of said Section 16(c) with respect to providing such shareholders access to the list of the shareholders of record of the Acquiring Trust or the mailing of such materials to such shareholders of record, subject to any rights provided to the Acquiring Trust or any trustees provided by said Section 16(c). Shareholders shall be entitled to at least fifteen (15) days’ notice of any meeting.

Shareholder Quorum	Except as otherwise provided by the 1940 Act or other applicable law, thirty-three and one-third percent of the shares entitled to vote shall be a quorum for the transaction of	Except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the shares present

Policy	Acquired Funds	Acquiring Funds

business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments. Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a trustee, except when a different vote is required by any provision of the 1940 Act or other applicable law or the requirements of any securities exchange on which shares of any applicable fund or class are listed for trading, or by the Declaration of Trust or the By-Laws.

in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholders’ meeting of such series or class. Subject to any of the other provisions of the Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of trustees, the affirmative vote of the majority of votes cast at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders; (2) trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present.

Shareholder Consent

Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if the required number of shareholders that would be necessary to approve such action at a meeting of shareholders at which all shareholders entitled to vote on the matter voted consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. All such consents shall be filed with the secretary of the Acquiring Trust and shall be maintained in the Acquiring Trust’s records. Any shareholder giving a written consent or the shareholder’s proxy holders or a transferee of the shares or a personal representative of the shareholder or its respective proxy-holder may revoke the consent by a writing received by the secretary of the Acquiring Trust before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the action taken without a meeting to such shareholders. This notice shall be given in the manner specified in the By-Laws.

Notice to Shareholders of	For the purpose of determining the shareholders who are entitled to vote or act at	For purposes of determining the shareholders entitled to notice of any meeting or to vote or

Policy	Acquired Funds	Acquiring Funds
Record Date

any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the trustees may from time to time close the transfer or similar books for such period, not exceeding thirty (30) days (except at or in connection with the termination of the Acquired Trust and/or the applicable fund), as the trustees may determine; or without closing the transfer or similar books the trustees may fix a date and time not more than ninety (90) days prior to the date of any meeting of shareholders or other action as the date and time of record for the determination of shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as shareholders of record for purposes of such other action, and any shareholder who was a shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a shareholder of record for purposes of such other action, even though he has since that date and time disposed of his shares, and no shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a shareholder of record for purposes of such other action.

entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty (180) days nor less than seven (7) days before the date of any such meeting. If the Board of Trustees does not so fix a record date: (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days next preceding to the day on which the meeting is held; and (b) The record date for determining shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action or the seventy-fifth (75th) day before the date of such other action, whichever is later. For the purpose of determining the shareholders of any series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the shareholders of such series or class having the right to receive such dividend or distribution. Nothing in this section shall be construed as precluding the Board of Trustees from setting different record dates for different series or classes.

Shareholder Proxies

Shares may be voted in person or by proxy. Proxies may be given orally or in writing or by any electronic or telecommunications device or in any other manner described in the By-Laws or in a resolution of the trustees. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Acquired Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless

Every person entitled to vote for trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Acquiring Trust. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and

Policy	Acquired Funds	Acquiring Funds

challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until shares are issued, the trustees may exercise all rights of shareholders and may take any action required by law, the Declaration of Trust or the By-Laws to be taken by shareholders.

effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked or by a subsequent proxy executed by or attendance at the meeting and voting in person by the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted; provided however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

Trustee Power to Amend Organizational Document

The Trustees may, without shareholder vote or approval, restate, amend, or otherwise supplement the Declaration of Trust. Shareholders (or shareholders of the applicable fund or class thereof, as applicable) shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 5.1 of the Declaration of Trust, (ii) any amendment to the section of the Declaration of Trust with respect to amendments, (iii) any amendment that requires their vote under applicable law, and (iv) any amendment submitted to them for their vote by the trustees. Any officer of the Acquired Trust is authorized from time to time to restate the Declaration of Trust into a single instrument to reflect all amendments hereto made in accordance with the terms thereof. No amendment shall repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon the shareholders (other than as set forth therein) without the express consent of each shareholder or trustee involved. Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of shareholders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then trustees (or by an officer of the Acquired Trust pursuant to the vote of a majority of such trustees). Any such amendment shall be effective as provided in the executed instrument containing the terms

Subject to the provisions of the second paragraph, the Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Board of Trustees and, if required, by approval of such amendment by shareholders. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

Notwithstanding the above, the Board of Trustees expressly reserves the right to amend or repeal any provisions contained in the Declaration of Trust or the Certificate of Trust, in accordance with the provisions of the Declaration of Trust, and all rights, contractual and otherwise, conferred upon shareholders are granted subject to such reservation. The Board of Trustees further expressly reserves the right to amend or repeal any provision of the By-Laws pursuant to the By-Laws.

Policy	Acquired Funds	Acquiring Funds
of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument

Termination of Trust

Unless dissolved and terminated as provided therein, the Acquired Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration, modification, dissolution or termination with respect to any fund or class thereof shall operate to dissolve or terminate the Acquired Trust. The Acquired Trust or any fund or class may be dissolved and terminated at any time by a majority of the Trustees then in office without the approval of shareholders of the Acquired Trust or any fund or class thereof, including any fund or class affected thereby.

Unless dissolved as provided therein, the Acquiring Trust shall have perpetual existence. The Acquiring Trust may be dissolved at any time by vote of a majority of the shares of the Acquiring Trust entitled to vote or by the Board of Trustees by written notice to the shareholders. Any series may be dissolved at any time by vote of a majority of the shares of that series or by the Board of Trustees by written notice to the shareholders of that series.

Merger or Consolidation

The Acquired Trust, or any one or more funds, may, either as the successor, survivor, or non-survivor, (1) consolidate with one or more other trusts, series, partnerships, limited liability companies, associations or corporations organized under the laws of the state of Delaware or any other state of the United States, to form a new consolidated trust, series, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities (or series) is organized, or (2) merge into or transfer all or a substantial portion of its assets to one or more other trusts, series, partnerships, limited liability companies, associations or corporations organized under the laws of the state of Delaware or any other state of the United States, or have one or more such trusts, series, partnerships, associations or corporations merged into or transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization, consolidation, merger or transfer, as the case may be, entered into by the Acquired Trust or one or more funds, as the case may be, in connection therewith. The trustees alone may effect and approve any such consolidation, merger or transfer without the approval of the shareholders of the Acquired Trust or any fund, including the shareholders of a fund affected thereby.

Pursuant to an agreement of merger or consolidation, the Acquiring Trust, or any one or more series, may, by act of a majority of the Board of Trustees, merge or consolidate with or into one or more business trusts or other business entities formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the shareholders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of the Declaration of Trust, which would otherwise require the approval of such Shareholders. In accordance with Section 3815(f) of the Delaware Statutory Trust Act, an agreement of merger or consolidation may affect any amendment to the Declaration of Trust or the By-Laws or affect the adoption of a new declaration of trust or by-laws of the Acquiring Trust if the Acquiring Trust is the surviving or resulting business trust. Upon completion of the merger or consolidation, the trustees shall file a certificate of merger or consolidation in accordance with Section 3810 of the Delaware Statutory Trust Act.

Vote Required for Election of	Shareholders shalt not be entitled to elect Trustees except as required by the 1940 Act	The shareholders may elect trustees, including filling any vacancies in the Board

Policy	Acquired Funds	Acquiring Funds
Trustees

or under this Declaration of Trust. Each Trustee, whether named herein or hereafter becoming a Trustee, shall serve as a Trustee of the Trust during the lifetime of this Trust and until its termination as hereinafter provided except as such Trustee sooner dies, becomes physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, resigns, retires or is removed. Subject to Section 16(a) of the 1940 Act, the Trustees may elect successors and may appoint Trustees to fill vacancies.

of Trustees, at any meeting of shareholders called by the Board of Trustees for that purpose. A meeting of shareholders for the purpose of electing one or more trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders.

Removal of Trustees

Any trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of shareholders holding not less than two- thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the minutes of the Acquired Trust. Any such removal shall be effective as to the Acquired Trust and each fund thereunder.

The Board of Trustees, by action of a majority of the then trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove any Trustee with or without cause. The shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of shareholders called by the Board of Trustees for that purpose. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders.

Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Trustee Committees

The trustees may appoint from their own number, and terminate, any one or more committees consisting of two or more trustees, including without implied limitation an executive committee, which may, when the trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the trustees as the trustees may determine

The trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determine.

Trustee Liability	See “Shareholder Liability” above.

To the fullest extent that limitations on the liability of trustees and officers are permitted by the Delaware Statutory Trust Act, the officers and trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Acquiring Trust; any investment adviser or principal underwriter of the Acquiring Trust; or with respect to each trustee and officer, the act or omission of any other trustee or officer, respectively. The Acquiring Trust, out of the Acquiring Trust property, shall indemnify

Policy	Acquired Funds	Acquiring Funds

and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Acquiring Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Acquiring Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Acquiring Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Trustee Indemnification

To the fullest extent permitted by law, the Acquired Trust and/or the applicable fund or funds shall indemnify (from the assets of the Acquired Trust and/or from the assets of or allocated to one or more applicable funds, as applicable) each of its trustees, officers and employees (including persons who serve at the Acquired Trust or any fund’s request as directors, trustees, officers or employees of another organization in which the Acquired Trust or such fund has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal or otherwise (including appeals), before any court or administrative, legislative or other body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee, director, officer or employee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in

See “Trustee Liability” above.

Policy	Acquired Funds	Acquiring Funds
the conduct of such Covered Person’s office.

Dividends

Dividends and distributions on shares of a particular fund or any class thereof may be paid with such frequency as the trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the trustees may determine, to the holders of shares of that fund or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that fund, or in the case of a class, belonging to that fund and allocable to that class, as the trustees may determine, after providing for actual and accrued liabilities belonging to that fund or class. All dividends and distributions on shares of a particular fund or class thereof shall be distributed pro rata to the holders of shares of that fund or class in proportion to the number of shares of that fund or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the trustees may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment have not been received by the time or times established by the trustees under such program or procedure. Such dividends and distributions may be made in cash, in kind, or in shares of that (or any other) fund or class or a combination thereof as determined by the trustees or pursuant to any program that the trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder.

The Board of Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Board of Trustees such bases and time for determining the per share or net asset value of the shares of any series or net income attributable to the shares of any Series, or the declaration and payment of dividends and distributions on the shares of any series, as they may deem necessary or desirable.

Capitalization

The beneficial interest in the Acquired Trust shall be divided into shares, all with $.001 par value, but the trustees may authorize the division of shares into separate classes of shares and shall have the authority from time to time to issue shares in one or more series and the division of any shares of any series into separate classes of shares, as they, in their sole discretion, deem necessary or desirable.

The beneficial interest in the Acquiring Trust shall at all times be divided into shares, all without par value. The number of shares authorized is unlimited. The Board of Trustees may authorize the division of shares into separate and distinct series and the division of any series into separate classes of shares. The different series and classes shall be established and designated, and the variations in the relative rights and preferences as between the different series and classes shall be fixed and determined by the Board of Trustees without the

Policy	Acquired Funds	Acquiring Funds

requirement of shareholder approval. If no separate series or classes shall be established, the shares shall have the rights and preferences provided for therein and to the extent relevant and not otherwise provided for therein, and all references to series and classes shall be construed (as the context may require) to refer to the Acquiring Trust. The fact that a series shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all shares of such series are initially of a single class) shall not limit the authority of the Board of Trustees to establish and designate separate classes of said series. The fact that a series shall have more than one established and designated class, shall not limit the authority of the Board of Trustees to establish and designate additional classes of said series, or to establish and designate separate classes of the previously established and designated classes.

Number of Trustees and Vacancies

The trustees serving as such, whether named therein or hereafter becoming trustees, may increase or decrease the number of trustees to a number other than the number theretofore determined. No decrease in the number of trustees shall have the effect of removing any trustee from office prior to the expiration of his term, but the number of trustees may be decreased in conjunction with the removal of a trustee.

Whenever a vacancy exists in the Board of Trustees, regardless of the reason for such vacancy, the remaining trustees may appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act. Such appointment shall be made by a written instrument signed by a majority of the trustees or by a resolution of the trustees, duly adopted and recorded in the records of the Acquired Trust, specifying the effective date of the appointment. The trustees may appoint a new trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a trustee, or an increase in number of trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. Upon the appointment and/or election of a successor

The number of trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of trustees shall in no event be less than one (1) nor more than fifteen (15). The Board of Trustees, by action of a majority of the then trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove any trustee with or without cause. The shareholders may elect trustees, including filling any vacancies in the Board of Trustees, at any meeting of shareholders called by the Board of Trustees for that purpose. A meeting of shareholders for the purpose of electing one or more trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders. Shareholders shall have the power to remove a trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Policy	Acquired Funds	Acquiring Funds

trustee, the trust estate (and that of each series) shall vest in the new trustee, together with the continuing trustees, without any further act or conveyance, and he shall be deemed a trustee hereunder. Any such appointment and/or election of a successor trustee shall be effective as to the Acquired Trust and each fund.

Inspection of Books and Records

The records of the Acquired Trust and/or an applicable fund shall be open to inspection by the applicable shareholders to the same extent as is permitted stockholders of a Delaware corporation under the Delaware General Corporation Law.

The accounting books and records and minutes of proceedings of the shareholders and the Board of Trustees and any committee or committees of the Board of Trustees shall be kept at such place or places designated by the Board of Trustees or in the absence of such designation, at the principal executive office of the Acquiring Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts.

Involuntary Redemption of Accounts

Each share of each fund or class thereof that has been established and designated is subject to redemption by the Acquired Trust and/or the applicable fund at the redemption price which would be applicable if such share was then being redeemed by the shareholder: (i) at any time, in the sole discretion of the trustees, or (ii) upon such other conditions as may from time to time be determined by the trustees and set forth in the then current prospectus of the Acquired Trust. Upon such redemption the holders of the shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

The Board of Trustees may, from time to time, without the vote or consent of the shareholders, and subject to the 1940 Act, redeem shares or authorize the closing of any shareholder account, subject to such conditions as may be established by the Board of Trustees.

Derivative Actions

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the Acquired Trust or any fund only if the following conditions are met: (a) The shareholder or shareholders must

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring derivative action on behalf of the Acquiring Trust only if the shareholder or shareholders first make a pre-suit demand upon the trustees to bring

Policy	Acquired Funds	Acquiring Funds

make a pre-suit written demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such an action is not likely to succeed; (b) unless a demand is not required under (a), shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold shares representing five percent (5%) or more of all shares issued and outstanding, or of the fund or classes to which such action relates if it does not relate to all funds and classes, shall join in the demand for the trustees to commence such action; (c) unless a demand is not required under (a), the trustees must be afforded a reasonable amount of time to consider such shareholder demand and to investigate the basis of such claim; (d) if the demand has been properly made, and a majority of the Trustees, including a majority of the “independent trustees” (as that term is defined in the Delaware Statutory Trust Act), or, if a committee has been appointed, a majority of the members of such committee, have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Acquired Trust or the affected fund, as applicable, the demand shall be rejected and the complaining shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the trustees, or committee thereof, not to pursue the requested action was inconsistent with the standard required of the trustees or committee under applicable law; and (e) no shareholder may bring a direct action claiming injury as a shareholder of the Acquired Trust, any fund or any class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Acquired Trust, such fund or such class, generally. A shareholder bringing a direct claim must be a shareholder of the sub-trust or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

the subject action unless an effort to cause the trustees to bring such action is excused. A demand on the trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his service on the Board of Trustees of the Acquiring Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

EXHIBIT F

PRINCIPAL HOLDERS

To the knowledge of the Acquired Funds, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of each Acquired Fund, as of [February 22], 2019:

Acquired Fund	Name and Address of Beneficial Owner	Percentage of Acquired Fund
%

F-1

EXHIBIT G

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS

The following financial highlights tables are intended to help you understand each Acquired Fund’s financial performance since inception. Certain information reflects financial results for a single share of an Acquired Fund. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in each Fund’s annual report to shareholders, which is available upon request.

Financial Highlights

USAA MSCI USA VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:

	Period Ended August 31, 2018*
Net asset value at beginning of period	$50.19
Income from investment operations
Net investment income(a)	.78
Net realized and unrealized gain(a)	3.34
Total from investment operations(a)	4.12
Less distributions from
Net investment income	(.46)
Net asset value at end of period	$53.85
Total return (%)**	8.23
Net assets at end of period (000)	$398,504
Ratios to average net assets***
Expenses (%)(b), (c)	.20
Expenses, excluding waiver (%)(b), (c)	.25
Net investment income (%)(b)	1.76
Portfolio turnover (%)	84	(d)

*	Fund commenced operations on October 24, 2017.

**

Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***	For the period ended August 31, 2018, average net assets were $240,937,000.

(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 4,608,000.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)	Does not include acquired fund fees, if any.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

USAA MSCI USA SMALL CAP VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:

	Period Ended August 31, 2018*
Net asset value at beginning of period	$50.13
Income from investment operations
Net investment income(a)	.57
Net realized and unrealized gain(a)	6.81
Total from investment operations(a)	7.38
Less distributions from
Net investment income	(.30)
Net asset value at end of period	$57.21
Total return (%)**	14.80
Net assets at end of period (000)	$71,517
Ratios to average net assets***
Expenses (%)(b), (c)	.25
Expenses, excluding waiver (%)(b), (c)	.30
Net investment income (%)(b)	1.25
Portfolio turnover (%)	81	(d)

*	Fund commenced operations on October 24, 2017.

**

Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***	For the period ended August 31, 2018, average net assets were $38,935,000.

(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 732,000.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)	Does not include acquired fund fees, if any.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

USAA MSCI INTERNATIONAL VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:

Period Ended August 31, 2018*
Net asset value at beginning of period	$50.08
Income (loss) from investment operations
Net investment income(a)	1.34
Net realized and unrealized loss(a)	(2.64)
Total from investment operations(a)	(1.30)
Less distributions from
Net investment income	(.68)
Net asset value at end of period	$48.10
Total return (%)**	(2.64)
Net assets at end of period (000)	$307,836
Ratios to average net assets***
Expenses (%)(b), (c)	.35
Expenses, excluding waiver (%)(b), (c)	.40
Net investment income (%)(b)	3.12
Portfolio turnover (%)	65 (d)

*	Fund commenced operations on October 24, 2017.

**

Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***	For the period ended August 31, 2018, average net assets were $189,842,000.

(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 3,759,000.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)	Does not include acquired fund fees, if any.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

USAA MSCI EMERGING MARKETS VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:

Period Ended August 31, 2018*
Net asset value at beginning of period	$49.95
Income (loss) from investment operations
Net investment income(a)	1.17
Net realized and unrealized loss(a)	(5.10)
Total from investment operations(a)	(3.93)
Less distributions from
Net investment income	(.44)
Net asset value at end of period	$45.58
Total return (%)**	(7.95)
Net assets at end of period (000)	$154,974
Ratios to average net assets***
Expenses (%)(b), (c)	.45
Expenses, excluding waiver (%)(b), (c)	.50
Net investment income (%)(b)	2.77
Portfolio turnover (%)	58 (d)

*	Fund commenced operations on October 24, 2017.

**

Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***	For the period ended August 31, 2018, average net assets were $113,501,000.

(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 2,292,000.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)	Does not include acquired fund fees, if any.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

USAA CORE SHORT-TERM BOND ETF

Per share operating performance for a share outstanding throughout the period is as follows:

Period Ended August 31, 2018*
Net asset value at beginning of period	$50.00
Income (loss) from investment operations
Net investment income(a)	.93
Net realized and unrealized loss(a)	(.59)
Total from investment operations(a)	.34
Less distributions from
Net investment income	(.84)
Net asset value at end of period	$49.50
Total return (%)**	.70
Net assets at end of period (000)	$61,872
Ratios to average net assets***
Expenses (%)(b), (c)	.35
Expenses, excluding waiver (%)(b), (c)	.40
Net investment income (%)(b)	2.21
Portfolio turnover (%)	22

*	Fund commenced operations on October 24, 2017.

**

Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***	For the period ended August 31, 2018, average net assets were $45,122,000.

(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 910,000.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)	Does not include acquired fund fees, if any.

USAA CORE INTERMEDIATE-TERM BOND ETF

Per share operating performance for a share outstanding throughout the period is as follows:

Period Ended August 31, 2018*
Net asset value at beginning of period	$49.93
Income (loss) from investment operations
Net investment income(a)	1.29
Net realized and unrealized loss(a)	(1.46)
Total from investment operations(a)	(.17)
Less distributions from
Net investment income	(1.15)
Net asset value at end of period	$48.61
Total return (%)**	(.33)
Net assets at end of period (000)	$150,703
Ratios to average net assets***
Expenses (%)(b), (c)	.40
Expenses, excluding waiver (%)(b), (c)	.45
Net investment income (%)(b)	3.10
Portfolio turnover (%)	10

*	Fund commenced operations on October 24, 2017.

**

Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***	For the period ended August 31, 2018, average net assets were $101,078,000.

(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 2,073,000.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)	Does not include acquired fund fees, if any.

STATEMENT OF ADDITIONAL INFORMATION

February        , 2019

Acquisition of the assets of

Acquired Fund	Ticker

USAA MSCI USA Value Momentum Blend Index ETF	ULVM

USAA MSCI USA Small Cap Value Momentum Blend Index ETF	USVM

USAA MSCI International Value Momentum Blend Index ETF	UIVM

USAA MSCI Emerging Markets Value Momentum Blend Index ETF	UEVM

USAA Core Short-Term Bond ETF	USTB

USAA Core Intermediate-Term Bond ETF	UITB

Each a series portfolio of USAA ETF TRUST

9800 Fredericksburg Road

San Antonio, Texas 78288-0227

Telephone No: (210) 498-0226

In exchange for shares of the corresponding shares of

Acquiring Fund	Ticker (after Reorganizations described herein)

VictoryShares USAA MSCI USA Value Momentum ETF	ULVM

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	USVM

VictoryShares USAA MSCI International Value Momentum ETF	UIVM

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	UEVM

VictoryShares USAA Core Short-Term Bond ETF	USTB

VictoryShares USAA Core Intermediate-Term Bond ETF	UITB

Each a series portfolio of VICTORY PORTFOLIOS II

4900 Tiedeman Road

Brooklyn, Ohio 44144

1-800-539-3863

To be listed and traded on:

NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated February     , 2019 related to the above-referenced matter (the “Prospectus /Proxy Statement”). The

SAI-1

Prospectus /Proxy Statement may be obtained from Victory Portfolios II on behalf of each of the funds of Victory Portfolios II listed above (each a “Fund” and collectively, the “Funds”), by writing or calling Victory Portfolios II at the address and telephone number shown above.

GENERAL INFORMATION

The Funds are each diversified series of Victory Portfolios II (formerly, Compass EMP Funds Trust) (the “Trust”), a Delaware statutory trust organized on April 11, 2012. The Trust is registered as an open-end management investment company. The Trust currently consists of 26 series. This SAI relates to the shares of six Funds. These Funds have been newly formed for the purposes of completing the reorganizations (“Reorganizations”) with the six corresponding series of USAA ETF Trust (“USAA Trust”), a registered investment company (each such series, a “USAA Fund” or a “Predecessor Fund”).

Each Fund was formed for the purposes of completing the Reorganizations with the six corresponding Predecessor Funds, each a series of USAA Trust, a registered investment company.  The Reorganizations are proposed in connection with the acquisition of USAA Asset Management Company (“AMCO”), the investment adviser to the Predecessor Funds, by the parent company of Victory Capital Management Inc. (“Victory Capital” or the “Adviser”).  The Adviser is the investment adviser to each Fund.  The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganizations.  Upon the completion of the Reorganizations, the Funds are expected to assume the performance, financial and other historical information of the Predecessor Funds, as applicable.  Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds as if the Reorganizations had occurred as of the date of this SAI.

The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganizations. Upon completion of the Reorganizations, the Funds will assume the performance, financial and other historical information of the Predecessor Funds. Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in the Prospectus/Proxy Statement (referred to in this SAI as the “Prospectus”).  Capitalized terms not defined herein are used as defined in the Prospectus.  No investment in shares of a Fund should be made without first reading the Prospectus.

The VictoryShares USAA MSCI USA Value Momentum ETF, VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, VictoryShares USAA MSCI International Value Momentum ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF are referred to collectively in this SAI as the “Index Funds.”

The VictoryShares USAA Core Short-Term Bond ETF and VictoryShares USAA Core Intermediate-Term Bond ETF are referred to collectively in this SAI as the “Bond Funds.”

Capitalized terms not defined herein are used as defined in the Prospectus /Proxy Statement. No investment in shares of a Fund should be made without first reading the Prospectus /Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated by referenced into this SAI:

•                  The SAI of the Acquired Funds, dated December 21, 2018 (File No. 333-219187), filed with the Securities and Exchange Commission on December 21, 2018, as supplemented through the date of the Prospectus/ Proxy Statement. Additional copies of the foregoing Statement of Additional Information of the USAA Funds may be obtained online at www.usaa.com or by calling 800-531-8722.

•                  The Annual Report of the USAA Funds, dated August 31, 2018 (File No. 333-219187), filed with the Securities and Exchange Commission on October 29, 2018.

•                  The Semi-Annual Report of the USAA Funds, dated February 28, 2018 (File No. 333-219187), filed with the Securities and Exchange Commission on May 1, 2018.

FINANCIAL INFORMATION

This SAI does not contain financial statements or pro forma financial statements for the Acquiring Funds because the Acquiring Funds will not commence operations until the consummation of the Reorganizations, at which time each Acquiring Fund will assume the performance, financial and other historical information of its corresponding Acquired Fund. In each Reorganization, the Acquired Funds will be the accounting survivor.

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INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	3

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	5

INVESTMENTS IN THE FUNDS BY OTHER REGISTERED INVESTMENT COMPANIES	27

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES	27

PURCHASE AND REDEMPTION OF SHARES	28

MANAGEMENT OF THE TRUST	35

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	41

RULE 12B-1 PLAN	48

CODE OF ETHICS	49

PROXY VOTING POLICIES AND PROCEDURES	49

PORTFOLIO TRANSACTIONS AND BROKERAGE	51

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS	55

TAXES	55

ADDITIONAL INFORMATION	64

APPENDIX A	A-1

APPENDIX B	B-1

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy.  Each Fund is classified as an open-end investment company.  Each Fund is sub-classified as a diversified investment company, which, under the 1940 Act, means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies).  A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.  In addition, under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, all Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year.  The Code’s diversification test is described in “Taxes.”

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined

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immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act:

1.  Senior Securities

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act.  Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions.  A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the Adviser under the general oversight of the Board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction).  In most cases, the fund need not physically segregate the assets.  Instead, the fund’s custodian may note on the fund’s books the assets that are “segregated.”  Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced.  In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous.  In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.  Borrowing

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff.  Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary purposes.  Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement.  If the value of the assets set aside to meet the 300 % asset coverage were to decline below 300% due to market fluctuations or other causes, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

3.  Underwriting, Purchasing Securities on Margin, or Participating on a Joint Basis

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities.

4.  Real Estate

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent any of these Funds from investing in the following:  (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including

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real estate investment trusts.  This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.  Concentration

A Bond Fund may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.

An Index Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.

With respect to the Funds’ concentration policies as described above, the Adviser, where applicable, may determine an “industry” by using various recognized industry classification services including, but not limited to, industry classifications established by S&P, Bloomberg L.P. and Frank Russell Company, with certain modifications.  The Adviser also may include additional industries as separate classifications, to the extent applicable.  Because the Adviser has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications.  The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

6.  Commodities

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.  Lending

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.  Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

Non-Fundamental Investment Policies and Limitations of the Funds

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees:

Each Fund has an investment policy that requires it to invest at least 80% of its assets in the type of security, or index, suggested by its name.  To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.

No Fund will acquire any securities of registered open-end management investment companies or registered unit investment trusts in excess of the limits set out in Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Temporary Defensive Policy

Each Bond Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments.  Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers’ acceptances of similar banks; commercial paper and other corporate debt obligations.

The Index Funds generally pursue their investment objectives regardless of market conditions and do not take defensive positions.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below.  Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund.  Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment

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practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s Prospectus and this SAI.

Adjustable-Rate Securities

Each Fund may invest in adjustable-rate securities.  The interest on an adjustable-rate security fluctuates periodically.  Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (sometimes referred to as LIBOR).  The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate.  The yields are closely correlated to changes in money market interest rates.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (“ABS”).  ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables.  They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below.  Such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars.  ETC securities also may be enhanced by letters of credit.  An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.

The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated credit support or failure of the credit support could adversely affect the return on an investment in such a security.  In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

ABS may be subject to interest rate risk and prepayment risk.  In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities.  Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.  In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk.  This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security.  Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund.  The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Bonds

Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities.  Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes.  Bonds generally are used by corporations, governments and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.  Bonds are subject to interest rate risk and credit risk.  Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds.  In general, bonds with longer durations are more sensitive to interest rate changes than bonds with shorter durations.  Credit risk, generally, is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond.  Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brexit

In a referendum held on June 23, 2016, the United Kingdom (“U.K.”) voted by a narrow majority to leave the European Union (“Brexit”).  In March 2017, the U.K. formally began the process under which the U.K. will withdraw from the European Union (“EU”) by triggering a two-year period for negotiation of the terms of the withdrawal.  For the time being, the U.K. remains a member of the EU, and all existing EU-derived laws and regulations continue to apply in the U.K.  However, the uncertainty as to the timing

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and nature of the U.K.’s exit and future relationship with the EU has resulted in market and currency volatility, and there are potentially major implications for business and issuers.

Brexit adds to the structural stresses in the countries which use the Euro as currency (“Eurozone”) and the EU, generally, that have contributed to global economic and market uncertainty over several years.  A central issue for the U.K. in negotiating the terms of its exit will be its relationship with the EU going forward.  The resulting uncertainty may adversely affect business activity and economic conditions across the Eurozone and the EU, generally.  This uncertainty may increase as one or more EU countries may come under pressure to leave the EU as well.  The exit of other countries from the EU, or the perception that other countries may leave, could have a material adverse effect on economic growth or business activity in the U.K., the Eurozone and the entire EU.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments.  An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date.  Also, the maturities of mortgage-backed securities, some ABS, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid.  For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans.  These prepayment rates can vary depending upon the level and volatility of interest rates.  This, in turn, can affect the weighted average life of the security.  The weighted average lives of these securities will be shorter than their stated final maturities.  In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Adviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.  To the extent a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions and the quality of loan portfolios affect the banking industry.  Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.

Commercial Paper

Each Fund may invest in commercial paper, which consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically-fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

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Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase.

Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.

Commodity-Linked Notes

Each Fund may invest in commodity-linked notes, which are a type of structured note.  Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market.  They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk.  Commodity-linked notes may be leveraged.  For example, if a Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market.  The value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index.  This means a $100 note would be worth $70 if the commodity index decreased by 10%.  Structured notes also are subject to counterparty risk.

Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative.  The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds.  Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments.  In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.  These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments.  Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value.  They are also subject to tax risks because the income therefrom is not “good” income for a regulated investment company.  See the section of the SAI entitled “Taxes.”

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock.  The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer.  Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s or S&P, or unrated but judged by the Adviser to be of comparable quality (commonly called “junk” bonds).  For a more complete description of debt ratings, see Appendix A.  Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness.  As a result, their market prices tend to fluctuate more than those of higher-quality securities.  During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments.  The Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.

Cover

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to

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cover its potential obligations to the extent not covered as provided in (1) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as “cover” or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to “cover” derivative instruments could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Cybersecurity Risk

The Funds and their service providers have administrative and technical safeguards in place with respect to information security.  Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack, as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, the distributor, the Funds, the custodian, the transfer agent, financial intermediaries, market makers, Authorized Participants and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners.  For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value.  A Fund may also incur additional costs for cybersecurity risk management in the future.  Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

Derivatives

Under circumstances in which such instruments are expected by the Adviser to aid in achieving each Fund’s investment objective, each Fund may buy and sell certain types of derivatives.  Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indices.  Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and therefore, possess the risks of both futures and securities investments.

Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock.  They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps.  Market access products are subject to the same risks as direct investments in securities of foreign issuers.  If the underlying stock decreases in value, the market access product will decrease commensurately.  In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker.  If the broker suffers a significant credit event and cannot perform under the terms of an agreement, a market access product may lose value regardless of the strength of the underlying stock.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index).  Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser anticipates unusually high or low market volatility.

The Adviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes.  The term “hedging” is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge).  Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash-equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.  Information about specific types of instruments is provided below.

Equity Securities

Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market, as well as certain restricted or unlisted securities.  As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and

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convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company’s capital structure.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Smaller companies are especially sensitive to these factors.

Equity-Linked Structured Notes

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form.  The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions.  Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form.  An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities.  There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right.  In certain cases, equity-linked notes may be more volatile and less liquid than less-complex securities or other types of fixed-income securities.  Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Eurodollar and Yankee Obligations

Each Fund may invest in Eurodollar obligations or Yankee obligations.  Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.  Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country.  Other risks include:  adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.  However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

European Securities

The EU Economic and Monetary Union (“EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country.  The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money.  Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns.  A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.  Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.  See “Brexit.”

Exchange-Traded Funds (“ETFs”)

Each Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day.  ETFs trade on stock exchanges.  Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions.  The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price.  However, ETFs do not necessarily trade at their NAV.  The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.

To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs.  You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.  In addition, the ETFs that the Funds invest in are typically “passive investors” that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors (“Passive ETFs”).  A Passive ETF may invest in all of the securities in such index or in a representative sample of such securities.  Passive ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions.  Furthermore, Passive ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track.  The difference in performance between a Passive ETF and the index it seeks to track can be due to, among other factors, the expenses that the Passive ETF pays, regulatory constraints, investment strategies, techniques undertaken by

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the Passive ETF and changes to an underlying index.  There also may be a lack of correlation between the securities in an index and those actually held by a Passive ETF.  The performance of a fund that invests in such an ETF could be adversely impacted.  In addition, although ETFs (both active and passive) are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained.  Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.  There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Exchange-Traded Notes (“ETNs”)

Each Fund may invest in ETNs, which are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions.  This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist.  The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours.  However, investors can also hold the debt security until maturity.  At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor).  One factor that affects the ETN’s value is the credit rating of the issuer.  The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security.  A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount.  There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity.  ETNs are subject to counterparty credit risk and fixed-income risk.  ETNs also are subject to tax risk.  No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes.  Further, the IRS and Congress are considering proposals that would change the timing of recognition and tax character of income and gains from ETNs.

Foreign Securities

The VictoryShares USAA MSCI International Value Momentum Blend ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum Blend ETF invest in foreign securities.  Investing in foreign securities poses unique risks:  currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements, including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments.  In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Investing in the securities of companies located in emerging market companies generally involve greater risk than investing in the securities of companies located in countries with developed markets.  The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997.  The Basic Law is anticipated to remain in place until 2047.  Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures.  Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private companies.  Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country.  Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund.  In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures.  Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets.  The risks associated with investing in a narrowly defined geographic area also, generally, are more pronounced with respect to investments in emerging market countries.

Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments.  Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries.  Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Forward Currency Contracts

Each Fund may enter into forward currency contracts.  A forward currency contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract.  Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates.  These contracts are usually traded directly

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between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances.  First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement.  By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received.  Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward currency contract to sell that currency.  A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward currency contracts involves certain risks.  The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies will more than likely change between the date the contract is entered into and the date it matures.  The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies.  The Adviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so.  It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract.  Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency.  Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.  A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis.  They will do so from time to time, and shareholders should be aware of currency conversion costs.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Forward currency contracts in which a Fund may engage include foreign exchange forwards.  The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.  When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.  A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.

Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”).  NDFs are cash-settled, short-term forward currency contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed-upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated.  The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date.  Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate.  NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed

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to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded over the counter (“OTC”), they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Futures Contracts

Each Fund may use futures contracts to implement its investment strategy.  Futures contracts are publicly-traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price.  A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index.  A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”), effecting the futures transaction, an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction.  Rather, the initial margin is like a performance bond or good faith deposit on the contract.  Subsequent payments (called “maintenance margin” or “variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates.  This process is known as “marking to market.”  For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset.  Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract.  A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain.  While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing.  As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain.  The primary risks associated with the use of futures contracts are:  (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid.  Illiquid securities are generally those securities that a fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.  Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.

Initial Public Offerings

Each Fund may invest in initial public offerings (“IPOs”), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Lending of Securities

A Fund may, from time to time, lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  Under the Fund’s current practices (which are subject to change), a Fund must receive initial collateral at least equal to the maintenance requirements (e.g., 102% for U.S.

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equity securities and 105% for non-U.S. securities).  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  A Fund will not lend portfolio securities to:  (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Funds or the borrower at any time.  While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Adviser or the lending agent has determined are creditworthy under guidelines established by the Board.  Although these loans are fully collateralized, there are risks associated with securities lending.  A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.  The return on invested cash collateral will result in gains and losses for the Funds.  Each Fund will limit its securities lending to 33-1/3% of its total assets.

Leveraged Loans

Each Fund may invest in leveraged loans.  Leveraged loans are a type of bank loan and share many of the characteristics and risks discussed above.  Leveraged loans are adjustable-rate bank loans made to companies rated below investment-grade.  The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors.  Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk.  Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities.  However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

LIBOR

On July 27, 2017, the Chief Executive of the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that it intends to stop persuading or compelling banks to submit rates for the calculation of LIBOR to the administrator of LIBOR after 2021.  The announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021.  It is impossible to predict whether and to what extent banks will continue to provide LIBOR submissions to the administrator of LIBOR or whether any additional reforms to LIBOR may be enacted in the United Kingdom or elsewhere.  Similarly, it is impossible to predict what rate or rates may become accepted alternatives to LIBOR and it is impossible to predict the effect of any such alternatives on the value of LIBOR-based securities.  Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR may adversely affect the value and/or the trading market for LIBOR-based securities in which a Fund may invest.

Limitations and Risks of Options and Futures Activity

Each Fund may engage in both hedging and non-hedging strategies.  Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective.  A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks.  The profitability of a Fund’s non-hedging strategies will depend on the ability of the Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.  Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets.  Some positions in futures and options may be closed out only on an exchange that provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time.  Thus, it may not be possible to close such an option or futures position prior to maturity.  The inability to close options and futures positions also could have an adverse impact on a fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to

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the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5.  In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO.  To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests.  The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation.  Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Funds’ investment strategies.  Although the Adviser expects to be able to execute the Funds’ investment strategies within the limitations, a Fund’s performance could be adversely affected.  In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly and may otherwise adversely impact the performance and value of derivatives.

Liquidity Determinations

A Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities, generally, are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered.  A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors:  (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest and (2) is rated in one of the two highest rating categories

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by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions.  Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

The Funds will adopt a liquidity risk management program designed to meet the requirements of the rules under the 1940 Act related to liquidity.

Loan Interests and Direct Debt Instruments (Bank Loans)

Each Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables) or to other parties.  These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange.  As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange.  Loans also may not be considered “securities,” and purchasers, such as the Funds, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.

A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower.  Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.  If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected.  Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed.  Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure and costs and liabilities associated with owning and disposing of the collateral.  In addition, it is possible that a purchaser could be held liable as a co-lender.  Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness.  If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand.  These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

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Loans may have extended settlement periods.  Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan.  The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.  Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser, are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.

Master Demand Notes

Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there, generally, is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time.  The Adviser will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities.  Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as GNMA), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  These securities represent ownership in a pool of mortgage loans.  They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.  Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline.  In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities.  The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders.  Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government.  The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses.  The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve (“Fed”) purchases of their mortgage-backed securities.  While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth.  From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  Fannie Mae and Freddie Mac also have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends.  However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury.  In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets.  As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017, and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively.  Accordingly, no assurance can be given that the Fed, U.S. Treasury or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.  Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date.  Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial

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restatements) may adversely affect the guaranteeing entities.  The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits and guarantee fees, among other issues.  The potential impact of these developments is unclear, but could cause a Fund to lose money.

Each Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest-only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.  CMOs are divided into pieces (tranches) with varying maturities.  The cash flow from the underlying mortgages is used to pay off each tranche separately.  CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.  Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments.  CMOs also may be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.  CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities.  SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.  SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.  Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties.  Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes.  CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities.  Mortgage dollar roll transactions may be considered a borrowing by a Fund.  The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll.  Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, installment purchase contract obligations and certificates of participation in such obligations (collectively, “lease obligations”).  Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, although lease obligations are ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation”

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lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  In evaluating a potential investment in such a lease obligation, the Adviser will consider:  (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Non-Investment Grade Securities or “Junk Bonds”

A Fund may invest directly or indirectly in or hold “junk bonds” or non-investment grade securities.  Non-investment grade securities (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by the Adviser) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities.  Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s NAV.  Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers.  Under such conditions, a Fund may find it difficult to value its “junk bonds” accurately.  A Fund’s investments in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly-leveraged issuers or in debt securities not current in the payment of interest or principal or in default.  If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.  Because of the risks involved in investing in below investment grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative.  “Junk bonds” may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return.  Conversely, a “junk bond’s” value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Options on Futures Contracts

Each Fund may invest in options on futures contracts to implement its investment strategy.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.  In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by a Fund in connection with such transactions.

Each Index Fund may also purchase and write options on futures contracts with respect to each of their respective Index.  The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.  For example, when a Fund is not fully invested, it may purchase a call option on an index futures contract to hedge against a market advance.

Options on Securities and Securities Indexes

Each Fund may purchase and sell options on securities or securities indexes to implement its investment strategy.  There are two basic types of options: “puts” and “calls.”  Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option.  A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period.  Conversely, a put option on a security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option.  Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.  In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer).  Written options have varying degrees of risk.  An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration.  This risk is tempered when the call option is covered; that is, when the option writer owns the underlying asset.  In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss.  A written put option has defined risk; that is, the difference between the

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agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires.  To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index.  In general, options on an index of securities are similar to options on the securities themselves, except that delivery requirements are different.  For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities, but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price.  The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.  As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index.  In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities may be more volatile than the underlying instruments or measures.  Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury and certain other U.S. government agencies.  In calculating a Fund’s dividends, index-based adjustments may be considered income.

Periodic Auction Reset Bonds

Each Fund may invest in periodic auction reset bonds, which are bonds whose interest rates are reset periodically through an auction mechanism.  For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction.  Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks

Each Fund may invest in preferred stocks, which represent a class of capital stock.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders.  Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends.  Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so.  However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates.  A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.  The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders.  Preferred stockholders always receive their dividends, and in the event the company goes bankrupt, are paid off before common stockholders.  The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.

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Private Placements

Each Fund may invest in securities that are not registered under the Securities Act (“restricted securities”).  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately-placed securities may be resold in privately-negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value.  In addition, issuers whose securities are not publicly-traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.  In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.  Because there may not be an established market price for these securities, the Fund may have to estimate their value.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the Fund might obtain less-favorable pricing terms that when it decided to sell the security.

Put Bonds

Each Fund may invest in securities, the interest on which is excludable from gross income for federal income tax purposes (tax exempt securities) (including securities with variable interest rates) that may be redeemed or sold back (“put”) to the issuer of the security or a third party prior to stated maturity (“put bonds”).  Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.  Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Recent Market Conditions and Regulatory Developments

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, and in the net asset value of many funds, including each Fund.  The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.  Conditions in the United States have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default.  These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all.  As a result, the values of many types of securities have been reduced.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country.  Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.  The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations.  These conditions could negatively impact the value of a Fund’s investments.

Some countries, including the U.S., have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2008 financial crisis, and substantially reducing corporate taxes.  The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates.  The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The situation in the financial markets has resulted in calls for increased regulation.  In particular, the Dodd-Frank Act has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers.  The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the SEC and the CFTC) have been active in proposing and adopting related regulations.  Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the legislation and regulation, some in ways that are still unforeseeable.  Although many of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

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The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies.  Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy.  Others have opted for austerity, which may limit growth, at least in the short to medium- term.  The ultimate effect of these efforts is only beginning to reveal itself.  Where economic conditions are recovering, they are nevertheless perceived as still fragile.  Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money.  In addition, political events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

The precise details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” are impossible to know at this point.  The effect on the economies of the United Kingdom and the EU likely will depend on the nature of the UK’s trade relations with the EU and other major economies following Brexit, which are matters to be negotiated.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.  Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.  A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.

In addition, the Funds may generally be exposed to the following risks associated with direct investments in real estate as investors of REIT securities: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.

Repurchase Agreements

Each Fund may invest in repurchase agreements.  A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed-upon price on an agreed-upon date, usually not more than seven days from the date of purchase.  The resale price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.  The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty.  Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities.  In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation.  If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Section 4(2) Commercial Paper and Rule 144A Securities

Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(2) Commercial Paper”).  Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act.  Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the Securities Act for resales of certain securities to institutional investors.

However, investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

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Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 net asset value per share, i.e., “money market” funds.  As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.  The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.  Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.

Senior Securities and Borrowings

Pursuant to the investment restrictions that have been adopted by the Trust for the Fund, the Fund may not issue senior securities, except as permitted under the 1940 Act.  “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets.  The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks.  Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.  Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes.  Borrowed money will cost a Fund interest expense and/or other fees.  The costs of borrowing may reduce a Fund’s return.  To the extent that a Fund has outstanding borrowings, it will be leveraged.  Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s securities.

The funds in the Victory Funds Complex participate in a short-term, demand note line of credit agreement with the Citibank, N.A. Under the agreement with Citibank, N.A. as of July 27, 2019, the funds in the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted.  Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund, a series of Victory Portfolios, with that fund paying the related commitment fees for that amount.  The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.  Citibank, N.A. receives an annual commitment fee of 0.15%.  Each fund in the Victory Funds Complex pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Security Substitution

At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist.  For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market.  In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock.  The Fund would effectively increase in weighting of the acquiring company in line with the holding’s increased weighting in the index at a price lower than that of the acquiring company’s stock.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)

Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities.  STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers.  These securities are backed by the full faith and credit of the U.S. government.

Short-Term Instruments

When a Fund experiences large cash inflows, for example, through the sale of securities and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Adviser.  Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.

Swap Arrangements

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates, specific securities, or indices, including purchase of caps, floors and collars as described below.  Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between the two parties (for uncleared swaps) or, in

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some instances, must be transacted through an FCM and cleared through a clearing house that serves as a central counterparty (for a cleared swap).

In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for an agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount.  In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices.  The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed-upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount.  A collar combines buying a cap and selling a floor.

Most swaps entered into by a Fund will be on a net basis.  For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts.  In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash.  For swaps entered into on a net basis, assets will be segregated having a net asset value equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations.  Collateral is treated as illiquid.

Swap agreements historically have been individually negotiated and most swap arrangements are currently OTC traded.  Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market.  Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.  Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap.  However, central clearing does not eliminate counterparty risk or illiquidity risk entirely.  For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  An investor could lose margin payments it has deposited with its FCM, as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive, plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap.

These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio.  However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law.  In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty.  A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and, in some cases, transacting in swaps that are centrally cleared and exchange-traded.  As a result, the swap market has become relatively liquid.  Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.

A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used.  Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Funds may enter into credit default swap contracts (“CDSs”) for investment purposes.  If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a Fund would keep the stream of payments and would have no payment obligations.  As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.  As the seller, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The Funds also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above.  This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It also would involve credit risk; the seller may fail to satisfy its payment obligations to a

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Fund in the event of a default.  As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated.  Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared).  Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments.  Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps.  These changes, under the Dodd-Frank Act, may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

Synthetic Instruments

Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments.  A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice.  This right to sell is commonly referred to as a tender option.  Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution.  Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status.  The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy.  Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated.  For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.

Tax-Exempt Securities

Each Fund may purchase tax-exempt securities, which include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of private activity bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax.

Treasury Inflation-Protected Securities (“TIPS”)

Each Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation.  Their principal value periodically adjusts to take into account the rate of inflation.  They trade at prevailing real, or after inflation, interest rates.  The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

U.S. Government Obligations

Each Fund may invest in various types of U.S. government obligations.  U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury.  U.S. government obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (“GSEs”).  Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees.  Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury.  Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so.  In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Variable-Rate and Floating-Rate Securities

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.  These interest rate adjustments can both raise and lower the income generated by such securities.  These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.  Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.  The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.  In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so, and these securities may be unsecured.  If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral.  In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.

Variable-Rate Demand Notes (“VRDNs”)

Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within the rate-reset period.  The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions.  The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.  These interest-rate adjustments can both raise and lower the income generated by such securities.  These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.  VRDNs are tax-exempt securities.

Warrants

To the extent that such investments are consistent with its investment objective, each Fund may invest in warrants.  Warrants represent rights to purchase securities at a specific price valid for a specific period of time.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.  Each Fund may only purchase warrants on securities in which the Fund may invest directly.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery, of and payment for, the securities take place after the date of the commitment to purchase, normally within 45 days.  The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment.  A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise.  The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates.  Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself.  To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments.  The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations).  The availability of liquid assets for this purpose, and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio, will limit the extent to which the Fund may purchase when-issued and delayed-delivery securities.  A Fund may realize a capital gain or loss in connection with such transactions.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds.  A zero coupon bond is a security that is sold at a discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures.  The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment.  In calculating its income, a Fund accrues the daily amortization of the original issue discount.

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INVESTMENTS IN THE FUNDS BY OTHER REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of a Fund.  Other registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in the SEC exemptive orders issued to the Trust with respect to the operation of the ETFs, including that such investing investment companies enter into an agreement with the Fund that is intended to comply with the conditions of the order.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectus on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund.  Shares of ETFs are valued in the manner described below under “Equity Securities.”

Fixed Income Securities

Fixed income securities held by the Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities.  Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities.  Investment securities with less than 60 days to maturity, when purchased, are valued at amortized cost that approximates market value.  Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security, the trading activity of which is reported on NASDAQ’s ACT System, is valued at the NASDAQ Official Closing Price.  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior to the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Funds that Invest a Significant Amount of their Assets in Foreign Securities

Time zone arbitrage.  Funds that invest a significant amount of their assets in foreign securities may expose them to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their NAV.

If successful, time zone arbitrage might dilute the interests of other shareholders.  Such Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value.  Fair value pricing may also help to deter time zone arbitrage.

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Fair value pricing.  If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by such a Fund is traded, and before the time as of which such Fund’s NAV is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee.  Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers.  The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

Such Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.  Accordingly, there can be no assurance that such a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior to the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

The NYSE holiday closing schedule is included in Appendix A of this SAI.  When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests.  A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  Each Fund reserves the right to reject any purchase order in whole or in part.

PURCHASE AND REDEMPTION OF SHARES

Creation Units

Each Fund sells and redeems shares in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day.  A “Business Day” is any day on which the NYSE is open for business.

A Creation Unit is an aggregation of 50,000 shares.  The Board may declare a split or a consolidation in the number of shares outstanding of each Fund or the Trust, and make a corresponding change in the number of shares in a Creation Unit.

Authorized Participants

To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant.  In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form.  Investors transacting through a broker that is not itself an Authorized Participant ,and therefore must still transact through an Authorized Participant, may incur additional charges.  There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor.  Market disruptions and telephone or other communication failures may impede the transmission of orders.

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Transaction Fees

A fixed fee payable to the Custodian (as defined below) is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”).  Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate each Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”).  With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time.  In such cases, the Authorized Participant will reimburse each Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by each Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below).  In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of each Fund.  Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services.

The following table sets forth each Fund’s standard Transaction Fees and maximum additional charge (as described above):

	Fee for In-Kind and Cash Purchases and Redemptions			Maximum Additional Variable Charge for Cash Purchases and Redemptions*
VictoryShares USAA MSCI USA Value Momentum ETF		$500		2%
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF		$750		2%
VictoryShares USAA MSCI International Value Momentum ETF	$	[2,000	]	2%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$	[5,810	]	2%
VictoryShares USAA Core Short-Term Bond ETF		$100		2%
VictoryShares USAA Core Intermediate-Term Bond ETF		$100		2%

* As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.”  Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”  The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC.  In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC.  Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”).  Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System.  In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of each Fund may trade on days that the Exchange is closed or are otherwise not Business Days for each Fund, shareholders may not be able to redeem their shares of each Fund, or to purchase or sell shares of each Fund on the Exchange, on days when the NAV of each Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the in-kind deposit of designated securities (“Deposit Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.”  The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities.  Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of each Fund and (y) the market value of the Deposit Securities.  If (x) is more than (y), the Authorized Participant will pay the Cash Component to each Fund.  If (x) is less than (y), the Authorized Participant will receive the Cash Component from each Fund.

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On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit.  The Deposit Securities announced are applicable, subject to any adjustments as described below, to purchases of Creation Units until the next announcement of Deposit Securities.

The Deposit Securities may change as rebalancing adjustments and corporate action events of the Index are reflected from time to time by the Adviser in each Fund’s portfolio.  The Deposit Securities may also change in response to the rebalancing and/or reconstitution of the Index.  These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.  The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security.  Each Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process.  Similarly, each Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities.  Each Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the 1933 Act.  All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

All orders to purchase shares of any Fund (other than a Fund that invests a significant amount of its assets in foreign securities) directly from a Fund must be placed for one or more Creation Units and in the manner and by the time (the “Cut-off Time”) set forth in the Participant Agreement and/or applicable order form.  The date on which such an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Transmittal Date.”

All orders to purchase shares of a Fund that invests a significant amount of its assets in foreign securities directly from the Funds on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:00 p.m. Eastern time and 5:00 p.m. Eastern time on the prior Business Day and in the manner set forth in the Participant Agreement and/or applicable order form.  The Business Day following the day on which such an order is submitted to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is referred to as the “Transmittal Date.”

Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for domestic securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process.  In connection with such orders, the Distributor or its agent transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to each Fund, together with such additional information as may be required by the Distributor.  Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process.  Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC.  The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to each Fund account by 11:00 a.m., Eastern time, on T+1.  The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1.  If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled.  A canceled order may be resubmitted the following Business Day but must conform to that Business

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Day’s Portfolio Deposit.  Authorized Participants that submit a canceled order will be liable to each Fund for any losses incurred by each Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process.  Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order.  The Custodian, who will have caused the appropriate local sub-custodian(s) of each Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by each Fund, will then provide information of the order to such local sub-custodian(s).  The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to each Fund’s account at the applicable local sub-custodian.  The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to each Fund, immediately available or same day funds in U.S. dollars estimated by each Fund to be sufficient to pay the Cash Component and Transaction Fee.  When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.  Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund.  Each Fund’s determination shall be final and binding.

Each Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of each Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to each Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders.  Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, each Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events.  The Distributor shall notify an Authorized Participant of its rejection of the order.  Each Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit against receipt of payment, at such NAV.  The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities, along with any cash-in-lieu and Transaction Fee.  The delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date.  In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when a local sub-custodian has confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to a Fund’s account with the sub-custodian, the Fund will issue and deliver the Creation Unit.  As stated above, Creation Units are generally delivered on T+2.  However, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

A Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities under the following circumstances if, pursuant to the applicable Participant Agreement, the relevant Authorized Participant provides an undertaking to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery of cash in U.S. dollars to the Custodian having a value equal to at least 105% of the value of the missing Deposit Securities (“Collateral”) as adjusted by time to time by the Adviser.  The Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed and must be delivered no later than 2:00 p.m., Eastern Time, on T+1.  The value of the missing Deposit Securities is marked to market daily and the amount of Collateral is adjusted to make sure the Collateral value is at least 105% of the marked value.  At any time, a Fund may use the Collateral to purchase the missing Deposit Securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs.  The Trust will return any unused Collateral once all of the

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missing Deposit Securities have been received by a Fund.  More information regarding a Fund’s current procedures for collateralization is available from the Funds.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit.  In addition, cash purchases will be subject to Transaction Fees, as described above.

The Funds reserve the right to offer purchases of Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all purchases on that day will be made entirely in cash a Fund may also, on a given Business Day, require all Authorized Participants purchasing Creation Units on that day to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of Foreign Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances.  The Fund may also permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities because:  (i) such securities are not available in sufficient quantity or (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

Redeeming a Creation Unit

Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request made in proper form by the Distributor on any Business Day.  A Fund will not redeem Shares in amounts less than Creation Units.

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and an amount of cash in U.S. dollars (“Cash Component”).  Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit.  In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Redemption Securities.  Thus, the Cash Component is equal to the difference between (x) the NAV per Creation Unit of the Fund and (y) the market value of the Redemption Securities.  If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund.  If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund’s portfolio.  These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed:  (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Redemption Security.  The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process.  Similarly, a Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities.  Each Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the 1933 Act.  All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

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Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.  An Authorized Participant will represent to the Fund that it will not attempt to place a redemption order for the purpose of redeeming any Creation Units, unless it first ascertains or has reasonable grounds to believe that as of the time of the settlement date:  (i) it, or its customer, as the case may be, will own outright (or have full legal authority and legal beneficial right to tender) the requisite number of Fund shares for redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to a Fund on the settlement date.  Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and /or short interest in a Fund.  If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

Timing of Submission of Redemption Requests

All orders to redeem shares of any Fund (other than a Fund that invests a significant amount of its assets in foreign securities) directly from a Fund must be placed for one or more Creation Units and in the manner and by the time (the “Cut-off Time”) set forth in the Participant Agreement and/or applicable order form.  The date on which such an order to redeem Creation Units is received and accepted is referred to as the “Transmittal Date.”

All orders to redeem shares of any Fund that invests a significant amount of its assets in foreign securities directly from the Funds on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Participant Agreement and/or applicable order form.  The Business Day following the day on which such an order is submitted to redeem Creation Units is referred to as the “Transmittal Date.”

A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process.  In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor.  Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process.  Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC.  The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1.  In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1.  If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below.  A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process.  Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian.  The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s).  The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust.  The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee.  A Creation Unit

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tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2.  Except under the circumstances described below; however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date.  In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.  When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method.  The Funds reserve the right to redeem Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all redemptions on that day will be made entirely in cash.  A Fund may also on a given Business Day, requires all Authorized Participants redeeming Creation Units on that day to receive cash in lieu of some or all of the Deposit Securities because:  (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of a Fund that invests a significant amount of its assets in foreign securities holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances.  The Funds may also permit an Authorized Participant to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity, (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iii) a holder of Shares of a Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.  When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions.  In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

Performance Comparisons

From time to time a Fund may publish the ranking of its performance by Thomson Reuters Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three-, five- and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars:  highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the Prospectus.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds may be quoted in and compared to other funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  A Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and U.S. Treasury bills.

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From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund).  A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and U.S. Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders.  The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund by comparing it to the performance of other funds or fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of ten Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Chair of the Board is an Independent Trustee, who functions as the lead Trustee.  The Chair serves as liaison between the Board and its Committees, and the Adviser and other service providers.  The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

Board Role in Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function.  Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance.  The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel.  The Board has delegated to the Compliance Committee overall responsibility for reviewing reports related to the Trust’s compliance program and the Chief Compliance Officer.  The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), or who file reports under that Act.  Each Trustee oversees 26 portfolios in the Trust, 45 portfolios in Victory Portfolios, 9 portfolios in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office, and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144.

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Independent Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 67	Trustee	May 2015	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016 –December 2017).

Nigel D.T. Andrews, 71	Vice Chair and Trustee	May 2015	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual USA Asset Management (2002 –2014).

E. Lee Beard, 67*	Trustee	May 2015	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005 –2015).	None.

Dennis M. Bushe, 74	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 – July 2016).

Sally M. Dungan, 64	Trustee	May 2015	Chief Investment Officer, Tufts University (since 2002).	None.

John L. Kelly, 65	Trustee	May 2015

Partner, McCarvill Capital Partners (September 2016 – September 2017); Advisor (January 2016 – April 2016) and Managing Partner (August 2014 – January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011 – 2014).

Director, Caledonia Mining Corporation (since May 2012).

David L. Meyer, 61*	Trustee	May 2015	Retired.	None.

Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007

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– July 2016).

Leigh A. Wilson, 73	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, 46**	Trustee	May 2015

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011 – 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

•                                          David Brooks Adcock.  Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions.  He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association.  The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•                                          Nigel D.T. Andrews.  Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital.  He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange.  Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s USA asset management business, where he also served on the audit and risk committee.  Mr. Andrews also served as a Governor of the London Business School.  He serves as a director of TCG BDC II, Inc. and TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.), each a business development company.  The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

•                                          E. Lee Beard.  Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions.  As such, Ms. Beard is familiar with issues relating to audits of financial institutions.  The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                                          David C. Brown.  Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser, and, as such is an “interested person” of the Trust.  Previously, he served as Co-Chief Executive Officer (2011– 2013), and President — Investments and Operations (2010 – 2011) and Chief Operating Officer (2004 – 2011) of the Adviser.  The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                                          Dennis M. Bushe.  Mr. Bushe has experience in fixed income investment management and research.  He is a former chief investment risk officer of a large investment management firm.  Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

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•                                          Sally M. Dungan.  Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years.  She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000 – 2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995 – 2000) and Administrative Manager for Lehman Brothers (1990 – 1995).  Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions and mutual funds.  The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                                          John L. Kelly.  Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services.  He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011.  The Board believes that this experience qualifies him to serve as a Trustee.

•                                          David L. Meyer.  For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years.  The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                                          Gloria S. Nelund.  Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms.  Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm.  Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•                                          Leigh A. Wilson.  Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector.  He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange.  As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies.  He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors.  He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006.  The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation:  Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  Any Committee may form a Sub-Committee to address particular areas of concern to that Committee.

•                                          The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, Mr. Kelly and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

•                                          The members of the Compliance Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Kelly and Mr. Meyer.  The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.

•                                          The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard and Ms. Dungan.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•                                          The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Mr. Bushe, Ms. Nelund and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.

•                                          The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Kelly and Mr. Meyer.  This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the

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quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

•                                          The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are:  to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically to coordinate and facilitate an evaluation of the performance of the Board.

•                                          The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders in accordance with procedures established by the Committee.  A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144.  The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

•                                          The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended August 31, 2018, the Board held eight meetings.  The Audit and Risk Oversight Committee held four meetings; the Compliance Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held five meetings.  The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations.  The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144.  The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	May 2015	Director of Mutual Fund Administration, the Adviser.

Scott A. Stahorsky, 49	Vice President	May 2015	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).

Erin G. Wagner, 44	Secretary	May 2015	Associate General Counsel, the Adviser (since 2013).

Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 – 2016).

Christopher Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Principal Financial Officer, Victory Capital Advisers, Inc. (since 2011).

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Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009 – 2017), the Adviser.

Charles Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

Jay G. Baris, 64	Assistant Secretary	May 2015	Partner, Shearman and Sterling LLP (since January 2018); Partner, Morrison & Foerster LLP (2011– January 2018).

Trustees’ Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2018.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).  As of December 31, 2018, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	N/A	Over $100,000

Mr. Andrews	N/A	Over $100,000

Ms. Beard	N/A	Over $100,000

Mr. Bushe	N/A	Over $100,000

Ms. Dungan	N/A	Over $100,000

Mr. Kelly	N/A	Over $100,000

Mr. Meyer	N/A	Over $100,000

Ms. Nelund	N/A	$50,001 – $100,000

Mr. Wilson	N/A	Over $100,000

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown	N/A	Over $100,000

Compensation of Trustees and Officers

Effective January 1, 2018, the Victory Fund Complex pays each Independent Trustee $312,000 per year for his or her services to the Complex.  Immediately prior to that date, the Victory Fund Complex paid each Independent Trustee $283,000 per year for his or her services to the Complex.  In each case, the Board Chair is paid an additional retainer of 50% of the base retainer per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.  No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee from the Funds and from the Victory Fund Complex for the fiscal year ended August 31, 2018.  As of August 31, 2018, there were 72 funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

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Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$0	$304,750
Mr. Andrews	$0	$304,750
Ms. Beard	$0	$304,750
Mr. Bushe	$0	$304,750
Ms. Dungan	$0	$304,750
Mr. Kelly	$0	$304,750
Mr. Meyer	$0	$304,750
Ms. Nelund	$0	$304,750
Mr. Wilson	$0	$457,125

Interested Trustee

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Brown*	0	0

*Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.  The following table includes the deferred compensation of the Trustees currently serving on the Board:

Trustee	Aggregate Compensation from the Funds		Total Compensation from the Victory Fund Complex
Mr. Adcock	$	N/A	$23,400
Mr. Andrews	$	N/A	$152,100
Mr. Bushe	$	N/A	$234,000

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Victory Capital Management Inc. (the “Adviser”), a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds.  The Adviser’s principal business address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.  Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs.  The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies and restrictions.  The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.  As of December 31, 2018, the Adviser and its affiliates managed and advised assets totaling in excess of $52.7 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high-net-worth individuals and funds.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of May 21, 2015, as amended (the “Advisory Agreement”).  Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose.  The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser.  The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross

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negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The following schedule lists the advisory fee of each Fund, as an annual percentage of its average daily net assets:

Fund	Advisory Fee
VictoryShares USAA MSCI USA Value Momentum ETF	0.15%
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	0.15%
VictoryShares USAA MSCI International Value Momentum ETF	0.25%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	0.30%
VictoryShares USAA Core Short-Term Bond ETF	0.25%
VictoryShares USAA Core Intermediate-Term Bond ETF	0.30%

For the fiscal year ended August 31, 2018, total management fees (gross of any applicable waivers and/or reimbursements) paid to the Predecessor Funds’ investment adviser were as follows:

Predecessor Fund	2018
USAA MSCI USA Value Momentum Blend Index ETF	$305,746
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	$49,420
USAA MSCI International Value Momentum Blend Index ETF	$400,822
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	$288,292
USAA Core Short-Term Bond ETF	$95,860
USAA Core Intermediate-Term Bond ETF	$257,314

As a result of the Predecessor Funds’ expense limitations, for the fiscal year ended August 31, 2018, the Predecessor Funds’ investment adviser reimbursed the Predecessor Funds as follows:

Predecessor Fund	2018
USAA MSCI USA Value Momentum Blend Index ETF	$101,915
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	$16,473
USAA MSCI International Value Momentum Blend Index ETF	$80,165
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	$48,049
USAA Core Short-Term Bond ETF	$19,172
USAA Core Intermediate-Term Bond ETF	$42,886

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund do not exceed a certain percentage for a predetermined amount of time.  In these instances, the fee and expense table in the Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses.  Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of:  (a) the original waiver or expense reimbursement; or (b) the recoupment.  This agreement may only be terminated by the Board of Trustees.  From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund.  These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

Manager of Managers Structure

Subject to the review and approval of the Board, and notice to shareholders, the Funds may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Funds’ investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  To the extent that the Funds rely on a manager of managers structure in the future, the Adviser could enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit a Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance.  The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage a Fund.  The Funds have received an order from the SEC enabling them to adopt a manager of

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managers structure, and they may rely on that order or any amended or superseding order obtained in the future (together, the “SEC Order”).

To the extent a Fund relies on the SEC Order, the Fund and the Adviser will comply with the relevant restrictions and conditions contained in the SEC Order, which are designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal period ended August 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
USAA Core Short-Term Bond ETF
Kurt Daum	5 / $17,380	—	—	4 / $17,229	—	—

Julianne Bass	5 / $17,380	—	—	4 / $17,229	—	—

Brian Smith	5 / $15,492	—	—	4 / $15,341	—	—

John Spear	5 / $17,380	—	—	4 / $17,229	—	—

USAA Core Intermediate-Term Bond ETF
Kurt Daum	5 / $17,291	—	—	4 / $17,229	—	—

Julianne Bass	5 / $17,291	—	—	4 / $17,229	—	—

Brian Smith	5 / $15,403	—	—	4 / $15,341	—	—

John Spear	5 / $17,291	—	—	4 / $17,229	—	—

USAA MSCI USA Value Momentum Blend Index ETF
Mannik Dhillon	18 / $3,760	5 / $257	18 / $92	0/-	—	—

Wasif Latif	18 / $11,083	—	—	0/-	—	—

Lance Humphrey	18 / $11,083	—	—	0/-	—	—

USAA MSCI USA Small Cap Value Momentum Blend Index ETF
Mannik Dhillon	18 / $3,760	5 / $257	18 / $92	0/-	—	—

Wasif Latif	18 / $11,410	—	—	0/-	—	—

Lance Humphrey	18 / $11,410	—	—	0/-	—	—

USAA MSCI International Value Momentum Blend Index ETF
Mannik Dhillon	18 / $3,760	5 / $257	18 / $92	0/-	—	—

Wasif Latif	18 / $11,173	—	—	0/-	—	—

Lance Humphrey	18 / $11,173	—	—	0/-	—	—

USAA MSCI Emerging Markets Value Momentum Blend Index ETF
Mannik Dhillon	18 / $3,760	5 / $257	18 / $92	0/-	—	—

Wasif Latif	18 / $11,326	—	—	0/-	—	—

Lance Humphrey	18 / $11,326	—	—	0/-	—	—

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Fund Ownership

As of August 31, 2018, no portfolio managers beneficially own any shares of the Funds.

Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success.  Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information.  Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team.  The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork.  The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s).  The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds.  A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee.  A portfolio manager also may make personal investments in accounts they manage or support.  The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of:  (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts.  In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues.  Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest.  However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

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Compliance Services

Effective July 1, 2017, the Trust’s Chief Compliance Officer (“CCO”) is an employee of the Adviser, which pays the compensation of the CCO and his support staff.  The Trust has entered into an Agreement to Provide Compliance Services (the “Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act.  The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.

Administrator and Fund Accountant

Victory Capital is expected to serve as administrator and fund accountant to the Funds pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”).  Citi Fund Services Ohio, Inc. (“Citi”) is expected to serve as sub-administrator to the Funds pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”).  As administrator, Victory Capital will supervise the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, subject to the supervision of the Board.

Effective November 7, 2016, under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital will render to the Funds, the Trust, Victory Portfolios (“VP”) and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP and VVIF: 0.08% of the first $15 billion, plus 0.05% of the next $15 billion, plus 0.04% of aggregate net assets in excess of $30 billion.  Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders.  In addition, the Trust, VP and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Prior to November 7, 2016, the Trust, VP and VVIF paid Victory Capital for the administration and fund accounting services an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP and VVIF: 0.108% of the first $8 billion, plus 0.078% of the next $2 billion, plus 0.075% of the next $2 billion, plus 0.065% of the aggregate net assets in excess of $12 billion.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital will:  coordinate the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; draft shareholder communications, including annual and semi-annual reports; administer the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinate the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assist with regulatory compliance; supply individuals to serve as Trust officers; prepare Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital will also perform fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.  The fees that Citi will receive for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant” below.

Under an Administration and Operating Services Agreement with the Predecessor Funds, AMCO was obligated on a continuous basis to provide, or arrange for the provision of, certain administrative and operational services which are necessary for the day-to-day operations of the Predecessor Funds in the manner and on the terms and conditions of the Agreement.  AMCO generally assisted in all aspects of the Predecessor Funds’ operations; supplied and maintained office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepared and file tax returns; supplied supporting documentation for meetings of the board; provided and maintained an appropriate fidelity bond; processed and coordinate purchases and redemptions and coordinated and implemented wire transfers in connection therewith; executed orders under any offer of

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exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; responded to shareholder inquiries; assisted in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnished statements and confirms of all account activity; responded to shareholder complaints and other correspondence; and negotiated arrangements with, and supervised and coordinated the activities of, agents and others to supply services.

Additionally, under the terms of the Administration and Operating Services Agreement, AMCO agreed to be responsible for all operating expenses of the USAA Trust, except Rule 12b-1 distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses.

In consideration of the services rendered by AMCO and its agents pursuant to the Administration and Operating Services Agreement, the Predecessor Funds paid to AMCO, an annualized fee, which was paid monthly, based on the average daily net assets of each Predecessor Fund as set forth below:

Predecessor Fund	Annual Administration and Operating Services Fee (% of average daily net assets)
USAA MSCI USA Value Momentum Blend Index ETF	0.10%
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	0.15%
USAA MSCI International Value Momentum Blend Index ETF	0.15%
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	0.20%
USAA Core Short-Term Bond ETF	0.15%
USAA Core Intermediate-Term Bond ETF	0.15%

For the fiscal year ended August 31, 2018, administration and servicing fees were as follows:

Predecessor Fund	2018
USAA MSCI USA Value Momentum Blend Index ETF	$203,830
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	$49,420
USAA MSCI International Value Momentum Blend Index ETF	$240,493
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	$192,194
USAA Core Short-Term Bond ETF	$57,516
USAA Core Intermediate-Term Bond ETF	$128,657

State Street Bank and Trust Company (“SSBT”), P.O. Box 1713, Boston, Massachusetts 02105, served as the Predecessor Funds’ accounting agent.

Sub-Administrator and Sub-Fund Accountant

Citi is expected to serve as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Agreement.  Citi will assist in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, VP and VVIF, Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.0235% of the first $15 billion of aggregate Trust, VP and VVIF net assets; plus 0.015% of aggregate net assets of aggregate Trust, VP and VVIF net assets from in excess of $15 billion to $30 billion; plus 0.01% of aggregate Trust, VP and VVIF net assets in excess of $30 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders.  In addition, the Trust, VP and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; will register the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT and N-Q; coordinates dividend payments; will calculate the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; will monitor the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under

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shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and will assist in the annual audit of the Funds.

Transfer Agent

Citibank, N.A. (“Citibank”), located at 388 Greenwich St., New York, New York 10013, is expected to serve as transfer agent for the Funds pursuant to a Transfer Agency Services Agreement.  Under its agreement with the Funds, Citibank has agreed, among other things, to (1) perform and facilitate the performance of purchases and redemptions of Creation Units by Authorized Participants; (2) record and calculate the number of outstanding Fund shares; (3) maintain shareholder accounts; (4) perform duties relating to anti-money laundering and identity theft prevention; and (5) make periodic reports to the Board and regulators regarding its operations.

SSBT, P.O. Box 1713, Boston, Massachusetts 02105, served as the Predecessor Funds’ transfer agent.  For its services under the Transfer Agency Agreement, AMCO, on behalf of the shares of each Predecessor Fund, paid SSBT a fee equal to $15,600 per Predecessor Fund per year.  The fee paid to SSBT included processing of all transactions and correspondence.

Custodian

General.  Citibank is also expected to serve as the custodian of each Fund’s assets pursuant to a Master Global Custodial Services Agreement dated August 19, 2015, as amended.  The Custodian’s responsibilities will include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.  Pursuant to the Custody Agreement, the Custodian will also maintain original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser.  The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Master Global Custodial Services Agreement.  As Foreign Custody Manager, the Custodian must (a) determine that the assets of the International Funds held by a foreign subcustodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities.  The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

SSBT, P.O. Box 1713, Boston, Massachusetts 02105, served as the Predecessor Funds’ custodian.

Distributor

Foreside Fund Services, LLC is expected to serve as the distributor of Creation Units (the “Distributor”) for the Funds on an agency basis.  The Trust has entered into a Distribution Agreement dated February 24, 2017 (“Distribution Agreement”), under which the Distributor receives orders from Authorized Participants to create and redeem shares in Creation Unit aggregations and transmits such orders to the Trust’s Custodian and transfer agent.  The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101.  The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares will be continuously offered for sale only in Creation Units.  Shares in less than a Creation Unit are not distributed by the Distributor.  The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  No compensation is payable by the Trust to the Distributor for such distribution services.  However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement.  The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust.  The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units and will maintain records of orders placed with it.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

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The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares.  Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter.  The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement is terminable, without penalty, by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.  The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust.  The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units and will maintain records of orders placed with it.  The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares.  Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement is terminable, without penalty, by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.  The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The USAA ETF Trust had an agreement with USAA Investment Management Company (“IMCO”), 9800 Fredericksburg Road, San Antonio, TX 78288, for exclusive underwriting and distribution of each Predecessor Fund’s shares on a continuing best efforts basis.  This agreement provided that IMCO will receive no fee or other compensation for such distribution services.

RULE 12b-1 PLAN

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan” or “Plan”).  In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.  In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Funds of the distribution of its Shares, such payment is authorized by the Rule 12b-1 Plan.  The Plan specifically recognizes that the Adviser and other persons may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of shares.  The Adviser and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the Funds.  The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.

The Rule 12b-1 Plan was adopted in order to permit the implementation of the Funds’ method of distribution.  No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees.  In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts (if any) expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.  From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund.  Such compensation provided by the Adviser may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.  The Adviser may make payments for events it deems appropriate, subject to applicable law.  These payments may vary depending upon the nature of the event.

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The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act).  All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan.  During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees.  The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that:  (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreements.

Line of Credit

The Funds in the Victory Funds Complex participate in a short-term, demand note line of credit agreement with Citibank.  Under the agreement with Citibank as of July 27, 2019, the Funds in the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted.  Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund, a series of VP, with that Fund paying the related commitment fees for that amount.  The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.  Citibank receives an annual commitment fee of 0.15%.  Each Fund in the Victory Funds Complex pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank whereby Citibank serves as the Funds’ lending agent and facilitates the Funds’ lending program.  Under the terms of the MSLA, each Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount at least equal to the maintenance requirements (e.g., 102% of the value of U.S. equity securities loaned or 105% of the value of non-U.S. securities loaned), marked to market daily.  The collateral can be received in the form of cash collateral and/or non-cash collateral.  Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit.  The Funds earn interest or dividends on the securities loaned and may also earn a return from the collateral.

The Funds pay various fees in connection with the investment of cash collateral.  The Funds pay Citibank fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citi (1) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (2) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (3) monitors the value of securities on loan and the value of the corresponding collateral, (4) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (5) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (6) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.

As of August 31, 2018, the Funds have not engaged in any securities lending activities nor has Citibank provided any securities lending services to the Funds.

CODE OF ETHICS

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”).  The Trust’s Proxy Voting Policy is designed to:  (1) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (2) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise

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regarding the voting of proxies; and (3) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.  The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues.  The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate.  The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.  The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee.  In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders.  This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets.  The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules.  The Proxy Committee is directed to apply the guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy.  In such cases, the Adviser may consider, among other things:

•                        the effect of the proposal on the underlying value of the securities;

•                        the effect on marketability of the securities;

•                        the effect of the proposal on future prospects of the issuer;

•                        the composition and effectiveness of the issuer’s board of directors;

•                        the issuer’s corporate governance practices; and

•                        the quality of communications from the issuer to its shareholders.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes.  This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•                        The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                        The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                        The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                        The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                        The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes, so long as the increase is not excessive and there are no issues of

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superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                        The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                        The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                        The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                        The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                        The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions.  It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate.  The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests.  Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client.  When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue.  In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g., a family member is on the board of the issuer), such member will abstain from voting.  Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended August 31st will be available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds.  The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

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Transactions on stock exchanges involve the payment of brokerage commissions.  In transactions on stock exchanges in the United States, these commissions are negotiated.  Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States.  In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates.  It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market.  In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.  In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.  Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are:  (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable.  In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds.  It is not the Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 , the Adviser may cause a Fund to pay broker-dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients.  The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing,  or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds.  Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients.  The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

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Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.  Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds.  The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated.  Both equity and fixed-income securities may be aggregated.  When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                  Allocation of all orders in a timely and efficient manner.

In some cases, aggregating trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day.  Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.  Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

During the fiscal year ended August 31, 2018, the Predecessor Funds paid the following aggregate brokerage fees:

Predecessor Fund	2018
USAA Core Short-Term Bond ETF	$—
USAA Core Intermediate-Term Bond ETF	$—
USAA MSCI USA Value Momentum Blend Index ETF	$20,527
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	$7,530
USAA MSCI International Value Momentum Blend Index ETF	$62,592
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	$141,298

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Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates.  From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such transactions must be completed in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

During the fiscal year ended August 31, 2018, the Predecessor Funds paid no affiliated brokerage fees.

Allocation of Brokerage in Connection with Research Services

During the fiscal year ended August 31, 2018, the Predecessor Funds’ adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, did not direct brokerage transactions of the Predecessor Funds to brokers due to research services provided.

Securities of Regular Brokers or Dealers

During the fiscal year ended August 31, 2018, the following Predecessor Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Predecessor Funds purchased securities) or the parents of the regular broker-dealers:

Regular Broker-Dealer	Value of Securities
Bank of America
USAA Core Short-Term Bond ETF	$490,000
USAA Core Intermediate-Term Bond ETF	$968,000
USAA MSCI USA Value Momentum Blend Index ETF	$2,333,000
Barclays Global Investors Services
USAA MSCI International Value Momentum Blend Index ETF	$1,486,000
Citigroup Global Markets Inc.
USAA Core Short-Term Bond ETF	$395,000
USAA Core Intermediate-Term Bond ETF	$970,000
USAA MSCI USA Value Momentum Blend Index ETF	$2,581,000
Credit Suisse
USAA Core Intermediate-Term Bond ETF	$486,000
Goldman Sachs & Co.
USAA Core Intermediate-Term Bond ETF	$502,000
JP Morgan Securities, Inc.
USAA MSCI USA Value Momentum Blend Index ETF	$1,504,000
Macquarie Securities, Inc.
USAA MSCI International Value Momentum Blend Index ETF	$912,000
Mizuho Securities USA Inc.
USAA MSCI International Value Momentum Blend Index ETF	$814,000
Morgan Stanley
USAA MSCI USA Value Momentum Blend Index ETF	$2,172,000
SG Securities
USAA MSCI International Value Momentum Blend Index ETF	$1,239,000
Wells Fargo
USAA Core Short-Term Bond ETF	$498,000
USAA Core Intermediate-Term Bond ETF	$936,000

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Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  The Funds’ portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility.  A high rate of portfolio turnover (over 100%) will generally involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

For the fiscal year ended August 31, 2018, the Predecessor Funds’ portfolio turnover rates were as follows:

Predecessor Fund	2018
USAA MSCI USA Value Momentum Blend Index ETF	84%
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	81%
USAA MSCI International Value Momentum Blend Index ETF	65%
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	58%
USAA Core Short-Term Bond ETF	22%
USAA Core Intermediate-Term Bond ETF	10%

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment.  The Funds ordinarily declare and pay dividends from their net investment income.  Each Fund declares and pays capital gains annually.  Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Bond Funds, quarterly by the VictoryShares USAA MSCI USA Value Momentum ETF and VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, and semi-annually by the VictoryShares USAA MSCI International Value Momentum ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF.

The amount of distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds.  The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s Prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

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Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

Under the Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements (among other requirements) as determined at the close of each quarter of each taxable year.  For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses, or of one or more publicly traded partnerships.  In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried.  Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, such carryforwards may be subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards.  However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and:  (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of:  (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

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In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses.  Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.  If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss.  If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security.  Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities.  Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for:  (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.  In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years.  Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  Tax-exempt interest on municipal obligations is not subject to the excise tax.  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is

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subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company:  (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election).  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.”  Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).  A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide.  Furthermore, under proposed Treasury regulations, a Fund’s income inclusion from a PFIC for which it has made a QEF election would not be considered qualifying income for purposes of the gross income test for qualification as a regulated investment company, except to the extent the PFIC distributes such income to the Fund in the same taxable year.  Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the

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fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.  Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities.  Investments in these types of securities may present special tax issues for the Fund.  Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

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Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term

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capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year.  In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund.  U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).  Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

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Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund.  If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations.  In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund.  With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

U.S. withholding tax generally does not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.”  The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss.  In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund, and, on or after January 1, 2019, on certain capital gains distributions and gross

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proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction.  An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements.  The Funds will not pay any additional amounts in respect of amounts withheld under FATCA.  Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date.  Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares.  These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions.  “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares.  If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account.  Non-covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption.  The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

The Tax Cuts and Jobs Act of 2017

The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) was signed into law on December 22, 2017.  The 2017 Tax Act makes significant changes to the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017.  Most of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026.  There are minor changes to the rules directly applying to the taxation of regulated investment companies such as the Fund.  Moreover, the 2017 Tax Act makes numerous other large and small changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Fund.  Prospective investors should consult their tax advisers regarding the implications of the 2017 Tax Act on their investment in the Fund.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

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ADDITIONAL INFORMATION

Description of Shares

As a Delaware statutory trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings.  The Trust, however, must hold shareholder meetings for such purposes as, for example:  (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders.  Under the Trust’s Amended and Restated Agreement and Declaration of Trust dated August 19, 2015 (“Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  Therefore, the Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.  At such time, the Trustees then in office will call a shareholders meeting.  In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust.  The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with no par value.  The Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.  The Board may classify and reclassify the shares of a Fund into classes of shares at a future date.

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than one-third of the outstanding shares.  Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Declaration of Trust permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders.  These actions include:  (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; and (c) amending the Declaration of Trust, provided that it is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to a Fund.

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Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Declaration of Trust provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Declaration of Trust also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that to the fullest extent permitted by Delaware law, no Trustee or officer of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

Each business day, each Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of each Fund in the secondary market.  This information typically reflects the Fund’s anticipated holdings on the current business day.

For in-kind creations, a basket composition file, which includes the names and quantities of Deposit Securities to deliver in exchange for a Creation Unit of Shares, together with an estimated Cash Component for the current business day, will be publicly disseminated daily prior to the opening of the Exchange via the NSCC.  The basket represents one Creation Unit of a Fund.  The Trust and the Adviser will not disseminate non-public information concerning a Fund’s portfolio holdings.  However, access to information concerning a Fund’s portfolio holdings may be permitted to personnel of third-party service providers, including a Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of a Fund.  From time to time, information concerning portfolio holdings other than portfolio holding information made available in connection with the Creation Unit process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or raking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Funds also disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (August 31st and February 28th, respectively) and are available on the Fund’s website, VictorySharesLiterature.com.  The Funds also file their complete portfolio holdings as of the end of its first and third fiscal quarters (November 30th and May 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period.  You can find these filings on the SEC’s website, www.sec.gov.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if:  (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release

SAI-65

of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Principal Holders of Fund Shares

Since the Funds had not yet commenced operations as of the date of this SAI, no shares of the Funds are outstanding.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party.  Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Legal Counsel

Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, is the counsel to the Trust.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is expected to be Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Index Provider and Disclaimers

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS

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RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required.  Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and the Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or the Fund and any shareholder.

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APPENDIX A

LIST OF REGULAR HOLIDAYS IN NON-USA MARKETS

Listed below are the dates of regular holidays occurring for calendar year 2019 in non-USA markets that may impact Fund settlement.  This list is based on information available to the Funds.  The Funds may not have investments in every market listed below.  The list may not be accurate or complete and is subject to change.

Argentina	Australia	Bahrain	Bermuda	Brazil	Bulgaria	China A Shares- Shanghai & Shenzhen
October 15 November 6 November 19 December 25 March 4 March 5 April 18 April 19 May 1 June 20 August 19 September 25	October 1 November 6 December 24 December 25 December 26 December 31 January 1 January 28 March 11 April 19 April 22 April 25 June 10 August 5 September 27	November 21 December 16 December 17 January 1 May 1 June 4 June 5 June 6 August 11 August 12 August 13 September 3 September 9 September 10	November 12 December 25 December 26 January 1 April 19 May 31 June 17 August 1 August 2 September 2	October 12 November 2 November 15 November 20 December 25 January 1 January 25 March 4 March 5 March 6 April 19 May 1 June 20 July 9	December 24 December 25 December 26 January 1 March 4 April 19 April 22 April 26 April 29 May 1 May 6 May 24 September 6 September 23	October 1 October 2 October 3 October 4 October 5 January 1 February 2 February 3 February 4 February 5 February 6 February 7 February 8 April 5 May 1 June 7 September 13 September 28 September 29

A-1

APPENDIX B

1. Long-Term Debt Ratings:

Moody’s Investors Service, Inc. (Moody’s)

Aaa                                          Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa                                                 Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                                                        Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa                                          Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba                                                 Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B                                                        Obligations rated B are considered speculative and are subject to high credit risk.

Caa                                          Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca                                                 Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C                                                        Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings (S&P)

AAA                                      An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA                                               An obligation rated ‘AA’ differs from the highest-rated obligation only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A                                                        An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB                                      An obligation rated ‘BBB’ exhibits adequate protection parameters to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB                                               An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B                                                        An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC                                      An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC                                               An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C                                                        An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

B-1

D                                                        An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Inc. (Fitch)

AAA                                      Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA                                               Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A                                                        High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse or economic conditions than is the case for higher ratings.

BBB                                      Good credit quality. “BBB” ratings indicate that expectations of default are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity..

BB                                               Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B                                                        Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC                                      Substantial credit risk. Default is a real possibility.

CC                                               Very high levels of credit risk. Default of some kind appears probable.

C                                                        Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or its agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD                                               Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a. an uncured payment default on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.

B-2

D                                                        Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings provide an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA                                      Highest credit quality. The capacity for payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA                                               Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A                                                        Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB                                      Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB                                               Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B                                                        Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C   Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rates are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D                                                        A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

2. Short-Term Debt Ratings:

Moody’s Municipal Obligations

MIG 1                             This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2                             This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3                             This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG                                                 This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1                    This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

B-3

VMIG 2                    This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3                    This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG                                                 This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1                       Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

Prime-2                       Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.

Prime-3                       Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.

NP                                                 Not Prime. Issues do not fall within any of the Prime rating categories.

S&P Municipal

SP-1                     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2                     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3                     Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1                          A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2                          A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3                          A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B                                     A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C                                     A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D                                     A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch

F1                                Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2                                Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3                                Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B                                     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B-4

C                                     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                                     Default. Denotes actual or imminent payment default

Dominion Commercial Paper

R-1 (high)

Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)

Short-term debt rated “R-1 (middle)” is of superior credit. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)

Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)

Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)

Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3

Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

R-3 (high), R-3(middle), R-3 (low)

Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

B-5

Victory Portfolios II

Part C.  Other Information

ITEM 15.  INDEMNIFICATION

Reference is made to Article VIII of the Registrant’s Declaration of Trust, Section 8 of the Investment Advisory Agreement, Section 6 of the ETF Distribution Agreement with Foreside, Section 12 of the Global Custodial Services Agreement with Citibank, N.A., Section 9 of the Administration and Fund Accounting Agreement with Victory Capital and Section 7 of the Transfer Agency Services Agreement with Citibank, N.A, each of  which is incorporate by reference herein. The Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.  In no event will the Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with the Registrant.  The Registrant will comply with Rule 484 under the 1933 Act and Release 11330 under the 1940 Act in connection with any indemnification.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

1.

(a) Amended and Restated Agreement and Declaration of Trust, previously filed on October 27, 2015 as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Amendment to Amended and Restated Agreement and Declaration of Trust, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(2) Schedule A to the Amended and Restated Agreement and Declaration of Trust current as of June 1, 2016, previously filed on October 27, 2016 as an exhibit to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(3) Schedule A to the Amended and Restated Agreement and Declaration of Trust current as of February 22, 2017, previously filed on March 31, 2017 as an exhibit to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(4) Schedule A to the Amended and Restated Agreement and Declaration of Trust dated August 19, 2015, current as of [ ], 2019. (to be filed by amendment)

(b) Certificate of Trust, previously filed on May 4, 2012 as an exhibit to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b)(1) Certificate of Amendment to Registrant’s Certificate of Trust, previously filed on October 27, 2015 as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(b)(2) Certificate of Amendment to Registrant’s Certificate of Trust, previously filed on October 27, 2016 as an exhibit to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement, is hereby incorporated by reference.

2.

By-Laws, Amended and Restated May 1, 2015, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

3.	None.

4.	Agreement and Plan of Reorganization is incorporated by reference to Appendix A to the Proxy Statement/Prospectus filed herewith as Part A of this Registration Statement on Form N-14.

5.	None other than in the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Registrant.

6.

(a) Investment Advisory Agreement dated May 1, 2015, between Registrant and Victory Capital Management Inc. (“Victory Capital” or the “Adviser”), previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Schedule A to Advisory Agreement dated May 1, 2015, current as of December 5, 2017, previously filed on October 25, 2018 as an exhibit to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(2) Schedule A to Advisory Agreement dated May 1, 2015, current as of [ ], 2019. (to be filed by amendment)

7.

(a) ETF Distribution Agreement dated as of February 24, 2017 with Foreside Fund Services, LLC (“Foreside”) with respect to each exchange-traded fund series of the Registrant, previously filed on March 31, 2017 as an exhibit to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) First Amendment dated February 24, 2017 to the ETF Distribution Agreement dated as of February 24, 2017 with Foreside, previously filed on October 27, 2017, as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(2) Exhibit A to the ETF Distribution Agreement with Foreside effective as of February 24, 2017, current as of [ ], 2019. (to be filed by amendment)

(b) ETF Distribution Agreement with Foreside effective as of February 24, 2017, previously filed on October 27, 2017, as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement, is hereby incorporated by reference.

8.	None.

9.

(a) Global Custodial Services Agreement with respect to each mutual fund series of the Registrant, dated August 5, 2008 with Citibank, N.A., previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Amendment and Joinder to the Global Custodial Services Agreement with respect to each mutual fund series of the Registrant, dated August 19, 2015, previously filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(2) Amendment and Joinder to the Master Global Custodial Services Agreement, dated July 15, 2016, previously filed on February 28, 2017 as an exhibit to Post-Effective Amendment No. 147 to Victory Portfolios’ Registration Statement, is hereby incorporated by reference.

(a)(3) Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 24, 2016, previously filed on February 28, 2017 as an exhibit to Post-Effective Amendment No. 147 to Victory Portfolios’ Registration Statement, is hereby incorporated by reference.

(a)(4) Amendment and Joinder to the Master Global Custodial Services Agreement, dated February 27, 2017, previously filed on March 31, 2017 as an exhibit to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(5) Amendment and Joinder to the Master Global Custodial Services Agreement, dated [ ], 2019. (to be filed by amendment)

10.

(a)(1) Amended and Restated Distribution Plan Pursuant to Rule 12b-1 with respect to each exchange-traded fund series of the Registrant, current as of February 24, 2017, previously filed on October 27, 2017, as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(2) Schedule A to Amended and Restated Distribution Plan Pursuant to Rule 12b-1, current as of [ ], 2019. (to be filed by amendment)

11.	Opinion of Morris Nichols Arsht & Tunnell LLP regarding legality of issuance of shares. (filed herewith)

12.	Opinion of Shearman & Sterling LLP regarding tax matters. (to be filed by amendment)

13.

(a) Expense Limitation Agreement dated as of December 2, 2015, between Registrant and Victory Capital, previously filed on June 26, 2015 as an exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, is hereby incorporated by reference.

(a)(1) Schedule A to the Expense Limitation Agreement dated December 2, 2015, current as of [ ], 2019. (to be filed by amendment)

14.	Consent of Independent Registered Public Accounting Firm (filed herewith)

15.	None.

16.

Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D.T. Andrews, E. Lee Beard, David C. Brown, Dennis M. Bushe, Sally M. Dungan, John L. Kelly, David L. Meyer and Gloria S. Nelund (filed herewith).

17.	Form of Proxy Card. (filed herewith)

ITEM 17.  UNDERTAKINGS

(1)         The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)         The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 22nd day of January, 2019.

VICTORY PORTFOLIOS II
(Registrant)
By:	/s/ Christopher K. Dyer
Christopher K. Dyer, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date stated above.

	/s/ Christopher K. Dyer	President
Christopher K. Dyer

	/s/ Allan Shaer	Treasurer
Allan Shaer

	*	Chairman of the Board and Trustee
Leigh A. Wilson

	*	Trustee
David Brooks Adcock

	*	Trustee
Nigel D.T. Andrews

	*	Trustee
E. Lee Beard

	*	Trustee
David C. Brown

	*	Trustee
Dennis M. Bushe

	*	Trustee
Sally M. Dungan

	*	Trustee
John L. Kelly

	*	Trustee
David L. Meyer

	*	Trustee
Gloria S. Nelund

* By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(11)	Opinion of Morris Nichols Arsht & Tunnell LLP regarding legality of issuance of shares

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney of: Leigh A. Wilson, David Brooks Adcock, Nigel D.T. Andrews, E. Lee Beard, David C. Brown, Dennis M. Bushe, Sally M. Dungan, John L. Kelly, David L. Meyer and Gloria S. Nelund

(17)	Form of Proxy Card